FIRST INVESTORS LIFE SERIES FUNDS
40 Wall Street
New York, New York 10005
(212) 858-8000

July 26, 2019
ACTION REQUIRED
Dear Contract Owner:
A joint special meeting of shareholders of each of the series of First Investors Life Series Funds (the “Life Series Trust”) identified in the enclosed Notice of Joint Special Meeting of Shareholders (the “Notice”) will be held at 9:00 a.m., Eastern Time, at the offices of Foresters Investment Management Company, Inc. (“FIMCO”)  on October 1, 2019 (together with any postponements or adjournments thereof, the “Meeting”).  The purpose of the Meeting is to vote on an important proposal that affects each series of the Life Series Trust identified in the Notice (each, a “Life Series Fund” and collectively, the “Life Series Funds”).  You are eligible to provide voting instructions on how to vote on this proposal because shares of one or more of the Life Series Funds were held by your insurance company through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy.
On April 6, 2019, FIMCO, the investment adviser to the Life Series Funds, entered into an agreement with Macquarie Management Holdings, Inc. (“MMHI”), a leading global investment management company, whereby MMHI, on behalf of its affiliate Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“Macquarie”), will acquire FIMCO’s asset management business (the “Transaction”).  In connection with the Transaction, the Board of Trustees of the Life Series Trust has approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each Life Series Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”) in the Delaware Funds by Macquarie family of funds (each, a “Reorganization” and together, the “Reorganizations”).  Following the Reorganizations, each Acquiring Fund will be managed by DMC, and each Acquiring Fund will have the same or substantially the same investment objective and the same or similar principal investment strategies and principal risks as its corresponding Life Series Fund.
At the Meeting, you will be asked to provide voting instructions on the Agreement pursuant to which the proposed Reorganization of the First Investors Life Series Fund(s) in which you hold an interest would be effected.  If shareholders of a Life Series Fund approve the Agreement, and certain other closing conditions are satisfied or waived, shares of beneficial interest of that Life Series Fund will be exchanged for Acquiring Fund shares of equal value, which will result in your holding through your variable annuity contract or variable life insurance policy, an interest in the shares of the Acquiring Fund equal in value to the value to your interest in the shares of the Life Series Fund immediately prior to the Reorganization, and the outstanding shares of the Life Series Funds will be terminated as permitted by the organizational documents of the Life Series Funds and applicable law.
Combining the Life Series Funds and the Delaware Funds by Macquarie family of funds onto a single operating platform will create a larger fund family that offers a broad range of equity, fixed-income, alternative and other investment options.
After careful consideration of the proposed Reorganizations, the Board of Trustees of the Life Series Trust, on behalf of each of the Life Series Funds, has unanimously approved and recommends that you vote “FOR” the Agreement as described in the Joint Proxy Statement/Prospectus.
No sales loads, commissions or other transaction fees will be imposed on shareholders in connection with the Reorganizations. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that each Life Series Fund and its shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a direct result of a Reorganization.

The enclosed Joint Proxy Statement/Prospectus describes the Agreement and compares each Life Series Fund to its corresponding Acquiring Fund.  You should review these materials carefully.  If shareholders approve the Agreement, the Reorganizations are expected to occur on or about October 4, 2019.  FIMCO also sponsors other funds that are not part of the Joint Proxy Statement/Prospectus.  Shareholders of those other First Investors funds are voting on a reorganization proposal that will involve their First Investors funds combining with other funds in the Delaware Funds by Macquarie family of funds, as described in a separate joint proxy statement/prospectus.

Your voting instructions are important no matter how many shares are held through your contract or life insurance policy.  Please take a moment after reviewing the enclosed materials to sign and return your voting instruction form in the enclosed postage paid return envelope.  You may also provide your voting instructions by telephone or through a website established for that purpose by following the instructions that appear on the enclosed voting instruction form.  It is important that we receive your voting instruction by October 1, 2019 at 9:00 a.m.  If you attend the Meeting, you may provide your voting instructions in person.  If you have questions, please call us at (800) 431-9633.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, AST Fund Solutions, LLC, encouraging you to provide your voting instructions.

Sincerely,

/s/E. Blake Moore, Jr.______________________
E. Blake Moore, Jr.
President of First Investors Life Series Funds

FIRST INVESTORS LIFE SERIES FUNDS
40 Wall Street
New York, New York 10005
(212) 858-8000

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 1, 2019
Notice is hereby given that a joint special meeting (together with any postponements or adjournments thereof, the “Meeting”) of shareholders of the First Investors Life Series Funds identified in the chart below (each, a “Life Series Fund” and collectively, the “Life Series Funds”) will be held on October 1, 2019 at 9:00 a.m., Eastern Time, at 40 Wall Street, New York, New York, 10005, to vote on the following proposal:
To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of each Life Series Fund into a corresponding, newly formed fund in the Delaware Funds by Macquarie family of funds as set forth in the chart below (each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”), including: (i) the transfer of all assets of the Life Series Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Life Series Fund, (ii) the distribution of shares of the Acquiring Fund pro rata to shareholders of the Life Series Fund in complete liquidation of the Life Series Fund; and (iii) the cancellation of the outstanding shares of the Life Series Fund (all of the foregoing being referred to as the “Reorganization”).

Life Series Fund	Corresponding Acquiring Fund
First Investors Life Series Covered Call Strategy Fund	Delaware VIP Covered Call Strategy Series
First Investors Life Series Equity Income Fund	Delaware VIP Equity Income Series
First Investors Life Series Fund For Income	Delaware VIP Fund for Income Series
First Investors Life Series Government Cash Management Fund	Delaware VIP Government Cash Management Series
First Investors Life Series Growth & Income Fund	Delaware VIP Growth and Income Series
First Investors Life Series International Fund	Delaware VIP International Series
First Investors Life Series Investment Grade Fund	Delaware VIP Investment Grade Series
First Investors Life Series Limited Duration Bond Fund	Delaware VIP Limited Duration Bond Series
First Investors Life Series Opportunity Fund	Delaware VIP Opportunity Series
First Investors Life Series Select Growth Fund	Delaware VIP Growth Equity Series
First Investors Life Series Special Situations Fund	Delaware VIP Special Situations Series
First Investors Life Series Total Return Fund	Delaware VIP Total Return Series

If shareholders of a Life Series Fund approve the Agreement and certain other closing conditions are satisfied or waived, shares of beneficial interest of that Life Series Fund will be exchanged for shares of the corresponding Acquiring Fund shares equal in value to the  value of the shares of the Life Series Fund held immediately prior to the Reorganization, which will result in your holding through your variable annuity contract or variable life insurance policy an interest in the shares of the Acquiring Fund equal in value to the value to your interest in the shares of the Life Series Fund immediately prior to the Reorganization.  Following the Reorganizations, the outstanding shares of the Life Series Funds will be terminated as permitted by the organizational documents of the Life Series Funds and applicable law.
Each Acquiring Fund will have the same or substantially the same investment objective and the same or similar principal investment strategies and principal risks, as its corresponding Life Series Fund.  The Reorganizations are discussed in detail in the Joint Proxy Statement/Prospectus attached to this Notice.  Please read those materials carefully for information concerning the Reorganization.
Shareholders of record as of the close of business on June 28, 2019 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.  Shareholders of each Life Series Fund will vote separately on the proposal, and the proposal will be effected as to a particular Life Series Fund only if that Fund’s shareholders approve the proposal.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting. Shareholders of each Life Series Fund will vote separately on the Agreement, and the proposed Reorganization will be effected as to a particular Life Series Fund only if that Fund’s shareholders approve the Agreement and certain conditions of the Agreement are met or waived.
The Life Series Funds are generally sold only to separate accounts of insurance companies to fund the benefits of variable annuity or variable life insurance policies.  Individual variable annuity or life insurance policy owners (“Contract Owners”) are not the shareholders of a Life Series Fund. Rather, the insurance companies and their separate accounts are the shareholders.  However, except as otherwise might be required by applicable law, each insurance company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting.  Contract Owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the Meeting or any adjournment of the Meeting. For clarity and ease of reading, references to “shareholder” or “you” throughout the Joint Proxy Statement/Prospectus do not refer to the shareholder of record (e.g., the separate accounts of insurance companies) but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by shareholders.
The Board of Trustees of the Life Series Trust (the “Life Series Board”) requests that you provide voting instructions by completing the enclosed voting instruction form and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the voting instruction form.
The Life Series Board has unanimously approved and recommends that you provide voting instructions FOR the Agreement as described in the Joint Proxy Statement/Prospectus.
Some Contract Owners hold through their variable annuity contract or variable life insurance policy shares in more than one Life Series Fund and may receive voting instruction forms for each such Life Series Fund.  Please sign and promptly return each voting instruction form in the postage paid return envelope regardless of the number of shares owned.
Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person.
By Order of the Board of Trustees of the First Investors Life Series Funds,

/s/Scott Richardson
Scott Richardson
Secretary

July 26, 2019

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.    SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION FORM(S) BE RETURNED PROMPTLY.
FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Meeting.  This Notice and the Joint Proxy Statement and Prospectus are available on the internet at https://www.proxyonline.com/docs/FirstInvestors. On this webpage, you will be able to access the Notice, the Joint Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
_______________________________

We are providing you with this overview of the proposal on which your vote is requested.  Please read the full text of the Joint Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference.  Your voting instructions are important.
Questions and Answers
Q. Why are you sending me the Joint Proxy Statement/Prospectus?
A. You are receiving a Joint Proxy Statement/Prospectus because one or more Life Series Funds are utilized by your variable annuity contract or variable life insurance policy as of June 28, 2019 and you have the right to provide voting instructions on the very important proposal described therein concerning the Life Series Funds.  The Joint Proxy Statement/Prospectus contains information that you should know before providing voting instructions on the proposal which, if approved and consummated, will result in important changes to your investment in the Life Series Funds.  The document is both a proxy statement of the Life Series Funds and also a prospectus for the corresponding Acquiring Funds.
Q. Why am I being asked to provide voting instructions?
A. You are being asked to provide voting instructions to approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Life Series Funds identified on the Notice of Joint Special Meeting of Shareholders (each, a “Life Series Fund” and, collectively, the “Life Series Funds”), which are available exclusively as funding vehicles for variable annuity contracts or variable life insurance policies, would reorganize into a different variable mutual fund family.  Specifically, as an individual variable annuity contract or variable life insurance policy owner (a “Contract Owners”) that utilizes a Life Series Fund to fund the benefits related to such variable annuity contracts or variable life insurance policies, you are being asked to consider and provide voting instructions to approve the Agreement under which the assets and liabilities of a Life Series Fund will be transferred to a newly formed fund with the same investment objectives (with the exception of the Delaware VIP Government Cash Management Series, which is substantially the same) and the same or similar principal investment strategies and principal risks as the corresponding Life Series Fund on the Delaware Funds® by Macquarie variable mutual fund platform (each, an “Acquiring Fund,” and, collectively, the “Acquiring Funds”).  (A table showing each Life Series Fund and its corresponding Acquiring Fund is included on Exhibit A of the Joint Proxy Statement/Prospectus).
The Life Series Funds are sold only to separate accounts of insurance companies to fund the benefits of variable annuity contracts or variable life insurance policies.  Contract Owners are not the shareholders of a Life Series Fund.  Rather, the insurance companies and their separate accounts are the shareholders.  However, each insurance company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at a joint special meeting of shareholders of the Life Series Funds to be held on October 1, 2019 (together with any postponements or adjournments thereof, the “Meeting”). For clarity and ease of reading, references to “shareholder” or “you” throughout the Joint Proxy Statement/Prospectus do not refer to the shareholder of record (e.g., the separate accounts of insurance companies) but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by shareholders.

If shareholders of a Life Series Fund approve the Agreement and certain other closing conditions are satisfied or waived, shares of that Life Series Fund would be exchanged for shares of the corresponding Acquiring Fund as set forth in Exhibit A to this Joint Proxy Statement/Prospectus with a value equal to the value of the shares of the Life Series Fund the shareholder held immediately prior to the Reorganization, which will result in your holding through your variable annuity contract or variable life insurance policy, an interest in the shares of the Acquiring Fund equal in value to the value to your interest in the shares of the Life Series Fund immediately prior to the Reorganization,. Following the Reorganizations, the outstanding shares of the Life Series Funds will be cancelled as permitted by the organizational documents of the Life Series Funds and applicable law.  The First Investors Life Series Funds, of which the Life Series Funds are series, will thereafter wind up its affairs and be dissolved under applicable law and deregistered under the Investment Company Act of 1940, as amended (the “1940 Act”).  We refer to each such reorganization as a “Reorganization,” and collectively, as the “Reorganizations.”
Q. Why are the Reorganizations being proposed?
A. On April 6, 2019, Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser to the Life Series Funds, entered into an agreement with Macquarie Management Holdings, Inc. (“MMHI”), a leading global investment management company, whereby MMHI, on behalf of its affiliate Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“Macquarie”), will acquire FIMCO’s asset management business (the “Transaction”).  In connection with the Transaction, the Board of Trustees of the Life Series Trust (the “Life Series Board”) has approved the Agreement, pursuant to which each Life Series Fund be reorganized into its corresponding Acquiring Fund by transferring the assets and liabilities of each Life Series Fund to a newly formed Acquiring Fund in the Delaware Funds by Macquarie family of funds, with the same or substantially the same investment objective and the same or similar principal investment strategies and principal risks as the corresponding Life Series Fund.
Combining the Life Series Funds and the Delaware Funds by Macquarie family of funds onto a single operating platform will create a larger family of funds that will offer a broader range of equity, fixed-income, alternative and other investment options.
Q. What effect will a Reorganization have on me as a Contract Owner?
A. Immediately after the closing of a Reorganization, you will hold through your variable annuity contract or variable life insurance policy shares of an Acquiring Fund as indicated in Exhibit A that are equal in value to the value of the shares of the Life Series Fund that you held immediately prior to the closing of the Reorganization.  Other than for custody services, the Acquiring Funds use different service providers than the Life Series Funds.  These differences are described in the Joint Proxy Statement/Prospectus.
Q. If the Agreement is approved by shareholders, who will be managing my Fund?
A. DMC serves as the primary investment adviser for each Acquiring Fund.  DMC will manage the investment operations of each Acquiring Fund upon the closing of the Reorganizations and commencement of operations and has agreed to perform or arrange for the performance of each Acquiring Fund’s day-to-day management pursuant to an investment advisory agreement.  As of March 31, 2019, DMC and its global affiliates within Macquarie Investment Management managed in the aggregate $246 billion in assets in various institutional or separately managed, investment company, and insurance accounts.
Q. Are there any significant differences between the investment objectives and principal investment strategies and principal risks of each Life Series Fund and its corresponding Acquiring Fund?
A. No.  Each Acquiring Fund has the same or substantially the same investment objective and the same or similar principal investment strategies and principal risks as its corresponding Life Series Fund.  The investment objectives of each Life Series Fund and Acquiring Fund can be changed by its Board of Trustees without shareholder approval. Exhibit C shows a comparison of the principal investment strategies and principal risks for the Funds and a description of the material differences in the principal investment strategies and principal risks between each Life Series Fund and the corresponding Acquiring Fund.

In general, because each Acquiring Fund has the same or substantially the same investment objective and the same or similar principal investment strategies and principal risks as its corresponding Life Series Fund, it is not anticipated that the Reorganizations will change the risk/return profile for Fund shareholders. However, the risk/return profile for shareholders of the Life Series International Fund, which is a diversified fund, may be affected following its Reorganization because the corresponding Acquiring Fund is a nondiversified fund.
Q. Are there any significant differences between the advisory fee or total annual fund operating expenses of each Life Series Fund and its corresponding Acquiring Fund?
A. For most Funds, at current asset levels, the investment advisory fee rate for the Acquiring Fund is equal to or lower than the investment advisory fee rate for the corresponding Life Series Fund. At current asset levels, for the First Investors Life Series International Fund, the investment advisory fee rate for the corresponding Acquiring Fund is higher.
However, DMC has agreed to waive its advisory fee and/or reimburse fund expenses of each Acquiring Fund for two years from the closing date of the Reorganization so that each Acquiring Fund’s total annual fund operating expenses will be no greater than the total annual fund operating expenses of its corresponding Life Series Fund.  Absent DMC’s fee waiver arrangement, the total annual fund operating expenses of certain Acquiring Funds may be higher than the total annual fund operating expenses of the corresponding Life Series Fund.  The fee waiver arrangement and a comparison of the total and net annual fund operating expenses of the Life Series Funds and the Acquiring Funds are described in the “Comparison of Fees and Expenses” section of the Joint Proxy Statement/Prospectus. See Exhibit H for an in-depth comparison of the current and contractual investment advisory fee rates for each Fund.
Q. Will there be any sales load, commission or other transactional fee in connection with the Reorganizations?
A. No.  The value of the shares of a Life Series Fund will be exchanged for shares of the corresponding Acquiring Fund without the imposition of any sales load, commission or other transactional fee.
Q. What will happen to the account balance held under my contract in the Life Series Fund?
A. There will be no change in value as a direct result of the Reorganizations.  Upon completion of each Reorganization, shares of a Life Series Fund will be exchanged for shares of the corresponding Acquiring Fund with the same value as the value of the shares of the Life Series Fund immediately prior to the Reorganization.  Your contract will be credited with an interest in the shares of the Acquiring Fund whose value at the time of issuance will equal the value of your interest in the Life Series Fund shares held under your contract on that date.
Q. What are the expected federal income tax consequences of the Reorganizations?
A. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and, as a condition of closing, the Life Series Funds and the Acquiring Funds will receive an opinion of counsel to that effect that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”).  Thus, while there can be no guarantee that the U.S. Internal Revenue Service will adopt a similar position, it is expected, subject to the limited exceptions described in the Joint Proxy Statement/Prospectus under the heading “Federal Income Tax Consequences,” that neither shareholders, nor the Life Series Funds, will recognize gain or loss as a direct result of a Reorganization, and the aggregate tax basis of the Acquiring Fund’s shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that are liquidated in the Reorganization.  Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Joint Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only. For federal income tax purposes, the insurance companies and their separate accounts are treated as shareholders of the Life Series Funds, rather than the Contract Owners.  Contract Owners should ask their own tax advisors for more information on their own tax situation. No Reorganization is expected to be a taxable event for federal income tax purposes for shareholders whose contract values are determined by their interest in shares of the applicable Life Series Fund.

After the closing of the Reorganizations, each Acquiring Fund’s portfolio management team will actively manage such Fund in accordance with such team’s investment philosophy and the Fund’s strategies pursuant to the oversight of the Delaware Funds by Macquarie Board of Trustees.  Increased portfolio turnover may result in higher transaction costs. See “Federal Income Tax Consequences” for more information.
Q. Has the Life Series Board considered the Agreement and the Reorganizations, and what voting instructions does it recommend I provide?
A. The Life Series Board, each trustee of which is not an “interested person” (as defined in the 1940 Act) of the Life Series Trust, of which the Life Series Funds are series, has carefully considered the Agreement pursuant to which the Reorganizations would take place, and unanimously recommends that you provide voting instructions “FOR” the Agreement to effect the Reorganizations.  A summary of the considerations of the Life Series Board in making this recommendation is provided in the “Board Considerations” section of the Joint Proxy Statement/Prospectus.
Q. What is the anticipated timing of the Reorganizations?
A. The Meeting will be held on October 1, 2019.  If shareholders of a Life Series Fund approve the Agreement, it is anticipated that the applicable Reorganization will occur on or about October 4, 2019, simultaneous with the closing of the Transaction.
Q. What will happen if shareholders of a Life Series Fund do not approve the Agreement?
A. While the consummation of any particular Reorganization is not conditioned upon the consummation of any other Reorganization, the Reorganizations may not close unless certain conditions to the closing of the Transaction are met or waived.  If such conditions are not met or waived, none of the Reorganizations will be consummated, even if shareholders of the Life Series Funds approve the Agreement, and the Life Series Funds will not be reorganized into the Acquiring Funds.  If this occurs, the Life Series Board will consider what action, if any, for each Life Series Fund to take.  The “Terms of the Reorganizations” section of the Joint Proxy Statement/Prospectus generally describes the conditions to the closing of the Reorganizations.
If the shareholders of a Life Series Fund do not approve the Agreement, management may recommend to the Life Series Board the approval of an interim advisory agreement pursuant to Rule 15a-4 under the 1940 Act, which permits the Life Series Board to approve, and for the Life Series Fund to enter into, an interim investment advisory contract with DMC, pursuant to which DMC, as an interim adviser, may serve as the investment adviser to the Life Series Fund for a period not to exceed 150 days (or such other times period as allowed by Securities and Exchange Commission regulations and interpretations) following the termination of the current advisory agreement, to be able to continue uninterrupted portfolio management services for such Life Series Fund.  After such period has expired, if shareholders of a Life Series Fund still have not approved the Agreement, the Life Series Board will consider other possible courses of action for such Life Series Fund, including possibly liquidating the Fund.
Q. Can I transfer my account balance before the Reorganizations take place?
A. Yes, if permitted by and in accordance with applicable rules under your contract, you may transfer your account balance out of a Life Series Fund and into any other investment option made available by your variable annuity contract or variable insurance policy.  However, if you transfer your account balance into another Life Series Fund, you should be aware that the other Life Series Fund will also be subject to a Reorganization if its shareholders approve the Agreement.
Q. Will any Life Series Fund or Acquiring Fund pay the costs of this proxy solicitation or any direct costs in connection with the proposed Reorganizations?
A. No.  None of the Life Series Funds or Acquiring Funds will bear these costs.  Macquarie and FIMCO or their affiliates will bear all direct expenses of the Reorganizations.
With the exception of Delaware VIP Covered Call Strategy Series and Delaware VIP Growth Equity Series, each Acquiring Fund will be managed by a different portfolio management team than the corresponding Life

Series Fund and, therefore, is likely to experience significant portfolio turnover following the Reorganizations.  Portfolio turnover creates transition costs for shareholders.
The Acquiring Funds may incur brokerage and other transaction costs as a result of any portfolio repositioning after the Reorganizations.
Q. What is the required vote to approve the Proposal?
A. For each Life Series Fund, shareholder approval of the Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.
Q. How do I provide voting instructions?
A. You will be able to give your insurance company voting instructions for those shares attributable to your contract as of June 28, 2019, the record date for the Meeting.  A voting instruction form is, essentially, a ballot.  While only insurance companies are the shareholders of the Life Series Funds, your insurance company will vote in accordance with your instructions.  When you complete your voting instruction form, it directs your insurance company how to vote its shares on the Agreement which affects the portion of your contract which is allocated to a Life Series Fund.  If you complete and sign the voting instruction form, the shares will be voted as you instruct.  If you simply sign the voting instruction form without otherwise completing it, the shares will be voted FOR the Agreement.  If you do not return a voting instruction card at all, your shares will be voted in the same proportion as shares for which instructions have been received from other shareholders.  The effect of this proportional voting is that shareholders representing a small number of Life Series Fund shares may determine the outcome of the vote on the Reorganization.  Contract Owners should contact their insurance company for information about any applicable deadline for providing voting instructions to such insurance company.  For your convenience, insurance companies typically offer several ways you can provide voting instructions for shares beneficially held through your variable annuity contract or variable life insurance policy, including:
•
Voting instructions in Person:  If you attend the Meeting and wish to provide voting instructions in person, we will provide you with a voting instruction form prior to the vote.  Please indicate in the appropriate space on the voting instruction form if you plan to attend the Meeting.

•
Voting instructions by Mail:  Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed voting instruction form and to return it promptly in the envelope provided.  Returning the voting instruction form will not affect your right to attend the Meeting and provide voting instructions.

•
Voting instructions by Telephone or the Internet: You may be permitted to provide voting instructions by telephone or through a website established for that purpose by following the instructions that appear on the voting instruction form accompanying the Joint Proxy Statement/Prospectus.

Q. Whom should I call for additional information about the Agreement, the Reorganizations or the Joint Proxy Statement/Prospectus or how to provide voting instructions?
A. If you need any assistance, or have any questions regarding the Agreement, the Reorganizations or how to provide voting instructions, please call Life Series AST Fund Solutions, LLC at (800) 431-9633.

FIRST INVESTORS LIFE SERIES FUNDS	DELAWARE VIP TRUST
40 Wall Street	2005 Market Street
New York, New York 10005	Philadelphia, PA
(212) 858-8000	(800) 362-7500

JOINT PROXY STATEMENT/PROSPECTUS
July 26, 2019
Introduction
This joint proxy statement and prospectus (the “Joint Proxy Statement/Prospectus”) is being furnished to shareholders of the series of the First Investors Life Series Funds (the “Life Series Trust”) identified on Exhibit A of this Joint Proxy Statement/Prospectus (each, a “Life Series Fund” and collectively, the “Life Series Funds”) in connection with the solicitation by the Board of Trustees of the Life Series Trust (the “Life Series Board”), of which the Life Series Funds are series, of proxies or voting instructions to be used at a special joint meeting of the shareholders of the Life Series Trust, which will be held at 40 Wall Street, New York, New York 10005, on October 1, 2019 at 9:00 a.m.,  Eastern Time (together with any postponements or adjournments thereof, the “Meeting”).  At the Meeting, shareholders of each Life Series Fund are being asked to consider the following proposal:
To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of each Life Series Fund into a corresponding, newly formed series of Delaware VIP Trust (Delaware Investments variable insurance funds) identified as Exhibit A to the Joint Proxy Statement/Prospectus (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set forth below, including:  (i) the transfer of all assets of the Life Series Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Life Series Fund, (ii) the distribution of shares of the Acquiring Fund pro rata to shareholders of the Life Series Fund in complete liquidation of the Life Series Fund; and (iii) the cancellation of the outstanding shares of the Life Series Fund (all of the foregoing being referred to as the “Reorganization”).
The Joint Proxy Statement/Prospectus contains information that shareholders the Life Series Funds should know before voting on the Agreement that is described herein, and should be retained for future reference.  It is both the proxy statement of the Life Series Funds and also a prospectus for the Acquiring Funds.  Each Life Series Fund and Acquiring Fund is a series of a registered open-end management investment company.  We sometimes refer to the Life Series Funds and the Acquiring Funds collectively as the “Funds” and to each fund individually as a “Fund.”
The Life Series Funds generally are sold only to separate accounts of various insurance companies (the “Accounts”) to fund the benefits of variable annuity and/or variable life insurance policies (the “Contracts”).  The Accounts may invest in shares of the Life Series Funds in accordance with allocation instructions received from owners of the Contracts (“Contract Owners”).  Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the Contract prospectus.  Individual Contract Owners are not the shareholders of a Life Series Fund.  Rather, the insurance companies and their Accounts are the shareholders.  However, each insurance company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the Accounts on the proposal to be considered at the joint special meeting (the “Meeting”).  This Joint Proxy Statement/Prospectus is provided to Contract Owners entitled to give voting instructions regarding the Life Series Funds.  This Joint Proxy Statement/Prospectus contains information that a Contract Owner should know before providing voting instructions on the proposed reorganizations that are described herein and which, if the Agreement is approved and the Reorganizations take place, will result in your investment in corresponding Acquiring Funds.
For purposes of this Joint Proxy Statement/Prospectus, the terms “shareholder,” “you,” and “your” may refer to: (i) Contract Owners; (ii) Accounts and participating insurance companies, as direct owners of Life Series Fund shares; and (iii) any other direct shareholders of the Life Series Funds, unless the context otherwise requires.

The reorganization of each Life Series Fund with and into its corresponding Acquiring Fund each,  a “Reorganization” and collectively, the “Reorganizations”) as described in the Agreement will involve three steps:
•
the transfer of the assets and liabilities of the Life Series Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having a value equal to the value of the corresponding Life Series Fund’s shares owned by the Life Series Fund’s shareholders on the Closing Date (as defined in the Agreement and below);

•
the pro rata distribution of shares of the corresponding Acquiring Fund to the shareholders of record of the Life Series Fund as of the Closing Date of the Reorganization and the cancellation of the outstanding shares of the Life Series Fund held by such shareholders, as permitted by the organizational documents of the Life Series Fund and applicable law; and

•
the winding up of the affairs of the Life Series Trust, of which the Life Series Funds are series, and dissolution under applicable law and de-registration of the Life Series Trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the value of the Acquiring Fund shares that shareholders will receive in a Reorganization will be the same as the value of the shares of the Life Series Fund that shareholders held immediately prior to the Reorganization. Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes, meaning that shareholders should not be required to pay any federal income tax as a direct result of the Reorganization.  No sales load, commission or other transactional fee will be imposed in connection with the Reorganizations and any minimum investment amounts will be waived. However, shareholders may incur brokerage expenses as a result of any subsequent repositioning of an Acquiring Fund’s portfolio. See “Federal Income Tax Consequences” for more information.
The Life Series Board has fixed the close of business on June 28, 2019 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.  Shareholders of the Life Series Fund on the Record Date will be entitled to one vote for each dollar of net asset value (“NAV”) (number of shares owned times NAV per share) of the Life Series Fund, and each fractional dollar amount will be entitled to a proportionate fractional vote.  We intend to mail this Joint Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders and the enclosed voting instruction form on or about July 26, 2019 to all Contract Owners eligible to provide voting instructions on the Reorganization on June 28, 2019.
After careful consideration of the proposed Agreement and the Reorganizations, the Life Series Board has unanimously approved the Agreement.
If shareholders of a Life Series Fund do not approve the Agreement, the Life Series Board will consider what further action is appropriate.
This Joint Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement/prospectus for each Life Series Fund.
Additional information about the Funds is available in the:
•	The prospectuses for the Life Series Funds, dated May 1, 2019 (File Nos. 002-98409 and 811-04325), and the Acquiring Funds, dated July 19, 2019 (File Nos. 033-14363 and 811-05162);
•
The Annual Report to shareholders of the Life Series Funds for the fiscal year ended December 31, 2018, and Semi-Annual Report to shareholders of the Life Series Funds for the six months ended June 30, 2018;

•	The Statements of Additional Information (“SAIs”) for the Life Series Funds, dated May 1, 2019, and the Acquiring Funds, dated July 19, 2019; and
•	The SAI, dated July 26, 2019, relating to this Joint Proxy Statement/Prospectus.

These documents are on file with the Securities and Exchange Commission (the “SEC”).  The prospectus of the Life Series Funds are incorporated herein by reference and are legally deemed to be part of this Joint Proxy Statement/Prospectus.  A copy of the prospectus for each Acquiring Fund that corresponds to the Life Series Fund that you utilize to fund the benefits of your variable annuity contracts or variable life insurance policies accompanies this Joint Proxy Statement/Prospectus and is incorporated herein by reference and deemed to be part of this Joint Proxy Statement/Prospectus.  The SAI to this Joint Proxy Statement/Prospectus, dated the same date as this Joint Proxy Statement/Prospectus, also is incorporated by reference and is deemed to be part of this document.  The Life Series Fund prospectuses and the most recent Annual Report to Shareholders, containing audited financial statements for the most recent fiscal year have been previously mailed to Contract Owners and are available on the Life Series’ web site at www.foresters.com.
Copies of all of these documents are available upon request without charge by visiting, writing to or calling:
For Life Series Documents:	For Acquiring Fund Documents:

FIRST INVESTORS LIFE SERIES FUNDS	DELAWARE VIP TRUST
40 Wall Street	2005 Market Street
New York, New York 10005	Philadelphia, PA
(800) 423-4026	(800) 362-7500
Copies of the Life Series Funds' prospectus and SAI are also available upon request and without charge by calling the insurance company which holds your variable annuity contract or variable life insurance policy.
You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

Exhibits

EXHIBIT A Life Series Funds and Corresponding Acquiring FundsA-1
EXHIBIT B Comparison of Fundamental Investment Restrictions B-1
EXHIBIT C Comparison of Principal Investment Strategies and Risks C-1
EXHIBIT D Form of Agreement and Plan of Reorganization D-1
EXHIBIT E Financial Highlights Tables E-1
EXHIBIT F Outstanding Shares of the Life Series Funds F-1
EXHIBIT G Ownership of the Life Series Funds G-1
EXHIBIT H Comparison of Investment Advisory Fees H-1

PROPOSAL:
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary
On April 6, 2019, Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser to the First Investors Life Series Funds, entered into an agreement with Macquarie Management Holdings, Inc. (“MMHI”), a leading global investment management company, whereby MMHI, on behalf of its affiliate Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“Macquarie”), will acquire FIMCO’s asset management business (the “Transaction”).  In connection with the Transaction, the Life Series Board was asked to consider and approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which  each Life Series Fund would reorganize into a corresponding newly formed Acquiring Fund by transferring the assets and liabilities of each Life Series Fund to the corresponding Acquiring Fund with the same or substantially the same investment objective and the same or similar principal investment strategies and principal risks as the Life Series Fund.
On June 10, 2019, the Life Series Board, on behalf of each Life Series Fund, unanimously voted to approve the Agreement, subject to approval by shareholders of the applicable Life Series Fund and other closing conditions.  In the Reorganizations contemplated by the Agreement, each Life Series Fund will transfer its assets and liabilities to its corresponding Acquiring Fund.  The Acquiring Fund will then issue shares to the Life Series Fund, which will distribute such shares pro rata to shareholders of the Life Series Fund.  Any shares you own of a Life Series Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable share class, of the corresponding Acquiring Fund having a value equal to the value of your shares of the Life Series Fund. It is expected that no gain or loss for federal income tax purposes will be recognized by any shareholder of a Life Series Fund as a direct result of the Reorganization, as discussed below under “Federal Income Tax Consequences.” If the Agreement is approved by shareholders and certain other conditions are met, each Reorganization is expected to occur on or about October 4, 2019.
Reasons for the Reorganizations
The Life Series Board considered the Transaction and each proposed Reorganization and concluded that participation in the proposed Reorganization would be in the best interest of each Life Series Fund and approved the Agreement. In connection with its review of the Reorganizations and the Agreement, the Life Series Board considered among other factors:
 (1)  representations regarding the reputation, financial strength and resources of Macquarie;
(2)  the nature, quality and extent of services to be provided to the Acquiring Funds and their shareholders by DMC and its affiliates following the Reorganizations;
(3)  the similarities and differences, if any, between the investment objectives, principal investment strategies and risks of each Life Series Fund and those of the corresponding Acquiring Fund;
(4) the historical investment performance records of the Life Series Funds and certain investment strategies that will be used by the proposed portfolio managers in managing certain Acquiring Funds following the Reorganizations;
(5)  the anticipated benefits to the shareholders of the Life Series Funds, including operating efficiencies, that may be achieved from the Reorganizations;
 (6)  the distribution arrangements that will be available to the Acquiring Funds following the Reorganizations;
(7)  the transition from the Life Series Funds’ current service providers to the Acquiring Funds’ service providers following the Reorganizations;

(8) the current management fees schedules of the Life Series Funds and the proposed management fees schedules of the Acquiring Funds, and the fact that DMC will provide a two-year contractual guaranty that will limit the total expense ratio of each Life Series Fund to such Life Series Fund’s total expense ratio prior to the Reorganizations (in determining the obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) acquired fund fees and expenses; and (v) extraordinary or non-routine items, including litigation expenses);
(9)  the fact that Macquarie and FIMCO will pay all direct expenses of the Life Series Funds and the Acquiring Funds arising in connection with the Reorganizations;
(10)  the fact that each Reorganization is expected to be a tax-free reorganization for federal income tax purposes;
(11) the terms and conditions of the Agreement, including each Acquiring Fund’s assumption of all of the liabilities of the corresponding Life Series Fund;
(12)  the fact that Macquarie and FIMCO have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Acquiring Funds;
(13) the ability of the shareholders of each Life Series Fund to transfer their account balances into any other investment options under their variable annuity contract or variable insurance policy; and
(14) the potential rationalization of the funds on the Delaware Funds by Macquarie platform following the absorption of the Life Series Funds.
For a more complete discussion of the factors considered by the Life Series Board in approving the Agreement, see the section entitled “Board Considerations” in this Joint Proxy Statement/Prospectus.
Comparison of Investment Objectives and Principal Investment Strategies
Each of the Acquiring Funds was recently created solely to acquire the assets and assume the liabilities of the corresponding Life Series Fund in a Reorganization.  Each Acquiring Fund’s investment objective is the same (with the exception of Delaware VIP Government Cash Management Series, which is substantially the same) and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.  The investment objective and principal investment strategies of the Life Series Fund held through your variable annuity contract or variable life insurance policy can be found in the current Life Series Fund prospectus.  The investment objective and principal investment strategies of the corresponding Acquiring Fund can be found in the Acquiring Fund’s prospectus, which is enclosed with this Joint Proxy Statement/Prospectus.
In general, because each Acquiring Fund has the same or substantially the same investment objective and the same or similar principal investment strategies and principal risks as its corresponding Life Series Fund, it is not anticipated that the Reorganizations will change the risk/return profile for Fund shareholders.   However, the risk/return profile for shareholders of the Life Series International Fund, which is a diversified fund, may be affected following its Reorganization because the corresponding Acquiring Fund is a nondiversified fund.   Please see Exhibit C for a comparison of the principal investment strategies and principal risks of the Funds and a description of the material differences in the principal investment strategies and principal risks between each Life Series Fund and the corresponding Acquiring Fund.
Principal Risks Associated with the Acquiring Funds
Each Life Series Fund and its corresponding Acquiring Fund have the same or substantially the same investment objectives and the same or similar principal investment strategies and invest in the same types of securities.  As a result, the principal risks associated with an investment in each Acquiring Fund are the same or similar to the principal risks associated with an investment in the corresponding Life Series Fund. Exhibit C shows a comparison of these risks and highlights any material differences. In addition, the enclosed prospectuses of the Acquiring Funds contain a discussion of these risks.  For more information on the risks associated with the Acquiring Funds, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.  See the cover page of this Joint Proxy Statement/Prospectus for a description of how you can obtain a copy of the SAI.
Comparison of Fundamental Restrictions
The 1940 Act requires, and each of the Series Funds and the Acquiring Funds have, fundamental investment restrictions relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries.  Fundamental investment restrictions of a fund cannot be changed without shareholder approval.  Each Life Series Fund and its corresponding Acquiring Fund have similar fundamental investment restrictions, except as noted on Exhibit B, which provides a side by side comparison of each fundamental investment restriction and notes any material differences.
Both the Life Series Funds and Acquiring Funds may be subject to other investment restrictions that are not identified above.  The full list of each Life Series Fund’s and each Acquiring Fund’s investment restrictions may be found in its respective SAI.  See the cover page of this Joint Proxy Statement/Prospectus for a description of how you can obtain a copy of the Funds’ SAIs.
Comparison of Fees and Expenses
The following table compares the shareholder fees and annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”) of each Life Series Fund with the shareholder fees and pro forma expense ratios of the corresponding Acquiring Fund.  Pro forma expense ratios of the Acquiring Funds give effect to the Reorganizations.  The pro forma expense ratios shown project anticipated expenses but actual expenses may be greater or less than those shown.  You should know that the Acquiring Funds will implement fee waivers through two years from the Closing Date of the Reorganization as necessary to ensure that the total expense ratio for each Acquiring Fund (after waivers if applicable) is no higher than its corresponding Life Series Fund and if those waivers are not renewed, the expense ratios of certain Acquiring Funds after two years from the closing date of the Reorganizations may be higher than the current expense ratios of the corresponding Life Series Funds. In addition, the expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers, Expense Reimbursements and/or Recoupments

First Investors Life Series Covered Call Strategy Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.23%	0.00%	0.98%	0.00%	0.98%

Pro Forma Delaware VIP Covered Call Strategy Series as of 12/31/2018	N/A	N/A	0.75%	None	0.37%	0.00%	1.12%	-0.14%[1]	0.98%
	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Equity Income Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.06%	0.00%	0.81%	0.00%	0.81%

Pro Forma Delaware VIP Equity Income Series as of 12/31/2018	N/A	N/A	0.65%	None	0.10%	0.00%	0.75%	0.00%	0.75%

	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Fund For Income as of 12/31/2018	N/A	N/A	0.75%	None	0.16%	0.00%	0.91%	0.00%	0.91%

Pro Forma Delaware VIP Fund for Income Series as of 12/31/2018	N/A	N/A	0.65%	None	0.20%	0.00%	0.85%	0.00%	0.85%
	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Government Cash Management Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.31%	0.00%	1.06%	0.00%	1.06%

Pro Forma Delaware VIP Government Cash Management Series as of 12/31/2018	N/A	N/A	0.45%	None	0.56%	0.00%	1.01%	0.00%	1.01%

	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Growth & Income Fund as of 12/31/2018	N/A	N/A	0.73%	None	0.05%	0.00%	0.78%	0.00%	0.78%

Pro Forma Delaware VIP Growth and Income Series as of 12/31/2018	N/A	N/A	0.65%	None	0.07%	0.00%	0.72%	0.00%	0.72%
	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series International Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.11%	0.00%	0.86%	0.00%	0.86%

Pro Forma Delaware VIP International Series as of 12/31/2018	N/A	N/A	0.85%	None	0.14%	0.00%	0.99%	-0.13%[1]	0.86%

	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Investment Grade Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.10%	0.02%	0.87%	0.00%	0.87%

Pro Forma Delaware VIP Investment Grade Series as of 12/31/2018	N/A	N/A	0.50%	None	0.16%	0.00%	0.66%	0.00%	0.66%
	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Limited Duration Bond Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.55%	0.02%	1.32%	0.00%	1.32%

Pro Forma Delaware VIP Limited Duration Bond Series as of 12/31/2018	N/A	N/A	0.50%	None	0.64%	0.00%	1.14%	0.00%	1.14%

	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Opportunity Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.09%	0.00%	0.84%	0.00%	0.84%

Pro Forma Delaware VIP Opportunity Series as of 12/31/2018	N/A	N/A	0.75%	None	0.14%	0.00%	0.89%	-0.06%[1]	0.83%
	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Select Growth Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.06%	0.00%	0.81%	0.00%	0.81%

Pro Forma Delaware VIP Growth Equity Series as of 12/31/2018	N/A	N/A	0.65%	None	0.11%	0.00%	0.76%	0.00%	0.76%

	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Special Situations Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.05%	0.00%	0.80%	0.00%	0.80%

Pro Forma Delaware VIP Special Situations Series as of 12/31/2018	N/A	N/A	0.75%	None	0.08%	0.00%	0.83%	-0.03%[1]	0.80%
	Shareholder Fees (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

First Investors Life Series Total Return Fund as of 12/31/2018	N/A	N/A	0.75%	None	0.16%	0.00%	0.91%	0.00%	0.91%

Pro Forma Delaware VIP Total Return Series as of 12/31/2018	N/A	N/A	0.65%	None	0.22%	0.00%	0.87%	0.00%	0.87%

1 Effective upon closing of the Reorganization, DMC has contractually agreed through two years from the closing date of the Reorganization to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent that the Total Annual Fund Operating Expenses exceed the expense limitations of the Acquiring Fund as shown in the table below. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund.
The table below displays the expense limitations for each current First Investors Fund and pro forma Acquiring Fund:
Life Series Fund	Expense Limit	Expires	Acquiring Fund	Expense Limit	Expires
First Investors Life Series Covered Call Strategy Fund	N/A	--	Delaware VIP Covered Call Strategy Series	0.98%	*
First Investors Life Series Equity Income Fund	N/A	--	Delaware VIP Equity Income Series	0.81%	*
First Investors Life Series Fund For Income	N/A	--	Delaware VIP Fund for Income Series	0.91%	*
First Investors Life Series Government Cash Management Fund	N/A	--	Delaware VIP Government Cash Management Series	1.06%	*
First Investors Life Series Growth & Income Fund	N/A	--	Delaware VIP Growth and Income Series	0.77%	*
First Investors Life Series International Fund	N/A	--	Delaware VIP International Series	0.86%	*
First Investors Life Series Investment Grade Fund	N/A	--	Delaware VIP Investment Grade Series	0.70%	*
First Investors Life Series Limited Duration Bond Fund	N/A	--	Delaware VIP Limited Duration Bond Series	1.15%	*
First Investors Life Series Opportunity Fund	N/A	--	Delaware VIP Opportunity Series	0.83%	*
First Investors Life Series Select Growth Fund	N/A	--	Delaware VIP Growth Equity Series	0.81%	*
First Investors Life Series Special Situations Fund	N/A	--	Delaware VIP Special Situations Series	0.80%	*
First Investors Life Series Total Return Fund	N/A	--	Delaware VIP Total Return Series	0.90%	*

* Expense limitations expire two years from the closing date of the Reorganization.

Expense Example

The Examples are intended to help you compare the costs of investing in a Life Series Fund and Acquiring Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in an Acquiring Fund after giving effect to the Reorganization of the corresponding Life Series Fund into the Acquiring Fund are also provided.  All costs are based upon the information set forth in the Fee Table above.
The Examples assume that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods.  The Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.
The Examples reflect current fee waivers and expense reimbursements for the first two years for the Acquiring Funds.  DMC has contractually agreed to waive advisory fees and/or reimburse expenses through two years from the Closing Date of the Reorganization.  Accordingly, the fee waivers and/or expense reimbursements applicable to the Acquiring Funds are not reflected in years three through ten of the table.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:
Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Covered Call Strategy Fund as of 12/31/2018
	$100	$312	$542	$1,201

Pro Forma Delaware VIP Covered Call Strategy Series combined as of 12/31/2018
	$100	$327	$589	$1,337

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Equity Income Fund as of 12/31/2018
	$83	$259	$450	$1,002

Pro Forma Delaware VIP Equity Income Series combined as of 12/31/2018
	$77	$240	$417	$930

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Fund For Income as of 12/31/2018
	$93	$290	$504	$1,120

Pro Forma Delaware VIP Fund For Income Series combined as of 12/31/2018
	$87	$271	$471	$1,049

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Government Cash Management Fund as of 12/31/2018
	$108	$337	$585	$1,294

Pro Forma Delaware VIP Government Cash Management Series combined as of 12/31/2018
	$103	$322	$558	$1,236

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Growth & Income Fund as of 12/31/2018
	$80	$249	$433	$966

Pro Forma Delaware VIP Growth and Income Series combined as of 12/31/2018

	$74	$230	$401	$894

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series International Fund as of 12/31/2018
	$88	$274	$477	$1,061

Pro Forma Delaware VIP International Series combined as of 12/31/2018
	$88	$289	$521	$1,189

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Investment Grade Fund as of 12/31/2018
	$89	$278	$482	$1,073

Pro Forma Delaware VIP Investment Grade Series combined as of 12/31/2018
	$67	$211	$368	$822

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Limited Duration Bond Fund as of 12/31/2018
	$134	$418	$723	$1,590

Pro Forma Delaware VIP Limited Duration Bond Series combined as of 12/31/2018
	$116	$362	$628	$1,386

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Opportunity Fund as of 12/31/2018
	$86	$268	$466	$1,037

Pro Forma Delaware VIP Opportunity Series combined as of 12/31/2018
	$85	$272	$481	$1,085

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Select Growth Fund as of 12/31/2018
	$83	$259	$450	$1,002

Pro Forma Delaware VIP Growth Equity Series combined as of 12/31/2018
	$78	$243	$422	$942

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Special Situations Fund as of 12/31/2018
	$82	$255	$444	$990

Pro Forma Delaware VIP Special Situations Series combined as of 12/31/2018
	$82	$259	$454	$1,020

Fund	1 Year	3 Years	5 Years	10 Years

First Investors Life Series Total Return Fund as of 12/31/2018
	$93	$290	$504	$1,120

Pro Forma Delaware VIP Total Return Series combined as of 12/31/2018
	$89	$278	$482	$1,073

The Examples are not a representation of past or future expenses.  Each Life Series Fund’s and Acquiring Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Examples of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5% annual return is not a prediction of and does not represent the Life Series VA Fund’s or the Acquiring Fund’s projected or actual performance.  The Examples do not reflect the effect of any fees or other expenses assessed in connection with your variable annuity contract or variable insurance policy, and if it did, expenses would be higher.
For further discussion regarding the Life Series Board’s consideration of the fees and expenses of the Funds in approving the Agreement, see the section entitled “Board Considerations” in this Joint Proxy Statement/Prospectus.
Comparison of Portfolio Managers
It is anticipated that except for certain Life Series Funds that are sub-advised, portfolio managers for DMC will manage each of the Acquiring Funds upon the completion of the Reorganizations.  A description of the employment history of these portfolio managers is included in the prospectuses of the Acquiring Funds.  The cover page of this Joint Proxy Statement/Prospectus describes how you can obtain a copy of the Acquiring Funds’ prospectuses and the Life Series Funds’ prospectuses and Annual and Semi-Annual Shareholder Reports. The Acquiring Funds do not have any operating history or performance information and it is expected that upon completion of each proposed Reorganization, each Acquiring Fund will continue the historical performance information of its corresponding Life Series Fund.
The “Portfolio Managers” section of the prospectuses enclosed with this Joint Proxy Statement/Prospectus describes the employment history of the portfolio managers of each Acquiring Fund of which shareholders will receive shares in connection with the proposed Reorganization.
Comparison of Investment Advisers
 Foresters Investment Management Company, Inc. (“FIMCO”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is the investment adviser for each Life Series Fund.  FIMCO uses sub-advisers to manage all or a portion of the: First Investors Life Series Covered Call Strategy Fund (Ziegler Capital Management, LLC (“ZCM”)); First Investors Life Series Fund For Income, First Investors Life Series Investment Grade Fund, First Investors Life Series Limited Duration Bond Fund and First Investors Life Series Total Return Fund (Muzinich & Co., Inc. (“Muzinich”)); First Investors Life Series International Fund (Vontobel Asset Management, Inc. (“Vontobel”)); and First Investors Life Series Select Growth Fund (Smith Asset Management Group, L.P. (“Smith”)).   FIMCO is a wholly owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”), and its address is 40 Wall Street, New York, NY 10005.  FFHC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FFHC is a subsidiary of The Independent Order of Foresters (“IOF”).  IOF owns all of the voting common stock of FFHC, the parent company of FIMCO, Foresters Financial Services, Inc. (“FFS”) and Foresters Investor Services, Inc. (“FIS”) and therefore, IOF controls each of these FFHC affiliated companies.  IOF is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

Delaware Management Company, a registered investment adviser under the Advisers Act, serves as the primary investment adviser for each Acquiring Fund.  DMC will manage the investment operations of the Acquiring Funds (upon consummation of the Reorganizations and commencement of operations) and has agreed to perform or arrange for the performance of each Acquiring Fund’s day-to-day management pursuant to an investment advisory agreement.  DMC is located at 2005 Market Street, Philadelphia, PA 19103-7094.  As of March 31, 2019, DMC and its global affiliates within Macquarie Investment Management managed in the aggregate $246 billion in assets in various institutional or separately managed, investment company, and insurance accounts. DMC is a series of Macquarie Investment Management Business Trust (“Macquarie”) (a Delaware statutory trust (“DST”)), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie Group”). Macquarie Group is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries. However, Muzinich and Vontobel will not serve as sub-advisers to the Acquiring Funds corresponding to those Life Series Funds that currently are sub-advised by those sub-advisers.

After the Reorganizations, ZCM will continue to serve as a sub-adviser in the same capacity for Delaware VIP Covered Call Strategy Series and Smith will continue to serve as a sub-adviser in the same capacity for Delaware VIP Growth Equity Series.

Comparison of Investment Advisory Arrangements. With the exception of some differences in investment advisory fees, there are no material differences between the terms of the investment advisory agreements between DMC and the Acquiring Funds (“DMC Advisory Agreement”) and the terms of the current advisory agreements between FIMCO and the applicable Life Series Funds. For most Funds, at current asset levels, the investment advisory fee rate for the Acquiring Fund is equal to or lower than the investment advisory fee rate for the corresponding Life Series Fund. At current asset levels, for the First Investors Life Series International Fund, the investment advisory fee rate for the corresponding Acquiring Fund is higher. However, DMC has agreed to waive its advisory fee and/or reimburse fund expenses of each Acquiring Fund for two years from the closing date of the Reorganization so that each Acquiring Fund’s total annual fund operating expenses will be no greater than the total annual fund operating expenses of its corresponding Life Series Fund. See Exhibit H for an in-depth comparison of the current and contractual investment advisory fees rates for each Fund.

Delegation to Sub-Advisers.  The DMC Advisory Agreement applicable to all Acquiring Funds provides that it may delegate any and all of its rights, duties or obligations to one or more sub-advisers, including affiliates of DMC (the “Sub-Advisers”).  Pursuant to a sub-advisory agreement, each Sub-Adviser may be appointed by DMC, subject to the Acquiring Fund Board’s approval, from time to time to provide discretionary investment management services, investment advice, and/or order execution services to an Acquiring Fund.  It is anticipated that the following affiliated and unaffiliated advisers will serve as sub-advisers to certain Acquiring Funds as indicated below.  Each of these Sub-Advisers is a registered investment adviser under the Advisers Act.
Affiliated Sub-Advisers	Sub-Advised Acquiring Funds
Macquarie Funds Management Hong Kong Limited (“MFMHKL”)
Delaware VIP Growth and Income Series
Delaware VIP International Series
Delaware VIP Opportunity Series
Delaware VIP Special Situations Series
Delaware VIP Total Return Series
Delaware VIP Equity Income Series

Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”)	Delaware VIP Total Return Series Delaware VIP Fund for Income Delaware VIP Investment Grade Series Delaware VIP Limited Duration Bond Series
Macquarie Investment Management Europe Limited (“MIMEL”)	Delaware VIP Total Return Series Delaware VIP Fund for Income Delaware VIP Investment Grade Series Delaware VIP Limited Duration Bond Series
Macquarie Investment Management Global Limited (“MIMGL”)
Delaware VIP Equity Income Series
Delaware VIP Growth and Income Series
Delaware VIP International Series
Delaware VIP Opportunity Series
Delaware VIP Special Situations Series
Delaware VIP Total Return Series

Delaware VIP Fund for Income Delaware VIP Investment Grade Series Delaware VIP Limited Duration Bond Series

Unaffiliated Sub-Advisers	Sub-Advised Acquiring Funds
Smith Asset Management Group, L.P. (“Smith”)	Delaware VIP Growth Equity Series
Ziegler Capital Management, LLC (“Ziegler”)	Delaware VIP Covered Call Strategy Series

Delaware VIP Growth Equity Series and Delaware VIP Covered Call Strategy Series will each retain the unaffiliated sub-adviser that currently manages the corresponding Life Series Fund. Shareholders of the remaining Life Series Funds will experience portfolio manager changes as a result of the Reorganizations.
Potential Pre-Reorganization Interim Advisory Agreements.  If shareholders of a Life Series Fund have not approved the Agreement of such Life Series Fund by the time of closing of the Transaction, management may recommend to the Life Series Board the approval of an investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act, which permits the Life Series Board to approve and  enter into interim investment advisory contracts pursuant to which DMC and, if applicable, the Life Series Fund’s current sub-adviser, would serve as the investment adviser and sub-adviser, respectively, to the Life Series Fund for a period not to exceed 150 days (or for such other period as may be permitted by Securities and Exchange Commission regulations and interpretations) following the termination of the current advisory agreement(s) to be able to continue uninterrupted portfolio management services for such Life Series Fund.
Potential Difficulty in Obtaining Shareholder Approval for Reorganizations. The section discussing “Potential Pre-Reorganization Interim Advisory Agreements” above describes what may occur if shareholders of a Life Series Fund have not approved the Agreement by the time of the closing of the Transaction. If shareholders of a Life Series Fund have still not approved the Agreement after the expiration of the 150-day term of the interim advisory agreement, if any,  the Life Series Board will consider what additional action to take.
Comparison of Other Service Providers
Other than for custody services, the Acquiring Funds use different service providers than the Life Series Funds.  There are no material differences in the types of services provided by the Acquiring Funds’ service providers and the Life Series Funds’ service providers.  It is expected that each Acquiring Fund will use the same custodian as its corresponding Life Series Fund. The following table identifies the principal service providers that service the Life Series Funds and will service the Acquiring Funds:
	Life Series Funds	Acquiring Funds
Administrator:	Foresters Investor Services, Inc.	The Bank of New York Mellon

Transfer Agent:	Foresters Investor Services, Inc.	Delaware Investments Fund Services Company
Custodian:	The Bank of New York Mellon	The Bank of New York Mellon

Distributor:	N/A	Delaware Distributors, L.P. (“DDLP”)

Auditor:	Tait, Weller & Baker LLP	PricewaterhouseCoopers LLP

Comparison of Share Classes and Distribution Arrangements
Each Life Series Fund offers one class of shares and will be reorganized into the Standard Share class of the corresponding Acquiring Fund as described below and in Exhibit A of this Joint Proxy Statement/Prospectus.  The following section describes the different distribution arrangements and eligibility requirements among the Funds.
Distribution Arrangements.  The Life Series Funds do not have a principal underwriter. DDLP, an indirect subsidiary of Macquarie, is the principal underwriter for the Acquiring Funds pursuant to a written agreement on behalf of the Acquiring Funds (the “Acquiring Funds Distribution Agreement”). The Acquiring Funds Distribution Agreement provides that DDLP has the exclusive right to distribute shares of the Acquiring Funds on a continuous basis directly and through authorized financial intermediaries.
Class Structure.  The Life Series Funds offer one class of shares and will be reorganized into the Standard Shares class, which has  a substantially similar fee structure.
Eligibility Requirements.  Shares of the Life Series Funds and shares of the Acquiring Funds are sold only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance policies.  The Accounts may invest in shares of the Funds in accordance with allocation instructions received from Contract Owners.  Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the Contract prospectus, which can be obtained by contacting the insurance company through which you purchased your variable annuity contract or variable life insurance policy.
Additional information about the eligibility requirements to purchase the Life Series Funds and the Acquiring Funds is available in their respective prospectuses and SAIs.
Initial Sales Charges and Contingent Deferred Sales Charges.  The Life Series Funds and the Acquiring Funds are not subject to an initial sales charge or a contingent deferred sales charge.  Sales charges may, however, be imposed on Contract Owners by the Contracts, as further described in the Contract prospectus.
Comparison of Purchase and Redemption Procedures
Purchase Procedures.  The purchase procedures employed by the Acquiring Funds and the Life Series Funds are substantially similar.  Both the Acquiring Funds and the Life Series Funds offer shares only through insurance companies and, as such, individual investors cannot purchase shares directly.  Instead, Contract Owners may contact their respective insurance companies or consult their Contract prospectuses for specific information regarding purchases.
Insurance companies redeem shares of the Life Series Funds to make benefits and surrender payments under the terms of the variable annuity contracts and life insurance policies.  Payment for redeemed shares will generally be made within two business days, but in no event later than seven days unless otherwise permitted by applicable law. Generally, the Life Series Funds expect to meet redemption requests through their holdings of cash (or cash equivalents) or by selling portfolio securities.  The Life Series Funds may also consider using interfund lending to meet redemption requests.  The Funds may be more likely to use these other methods to meet large redemption requests or during periods of market stress.
Investment Minimums.  Neither the Acquiring Funds nor the Life Series Funds maintain investment minimums with respect to their variable insurance investment products.  Investment minimums may, however, be imposed on Contract Owners by the Contract.  Consult your Contract prospectuses for details.
Redemption Procedures.  The redemption procedures employed by the Acquiring Funds and the Life Series Funds are substantially similar.  Both the Acquiring Funds and the Life Series Funds offer shares only through insurance companies.  The redemption price will be the net asset value per share next determined after the receipt of a redemption request in proper form.

The Acquiring Funds reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in kind).  Neither the Life Series Funds nor the Acquiring Funds charge a redemption fee on shares redeemed within a certain number of days of purchase.
Exchange Privileges.  Contract Owners may contact their respective insurance companies or consult their Contract prospectuses for specific information regarding exchange privileges.
Comparison of Dividend and Distribution Policies and Fiscal Years
Dividend and Distribution Policies.  Each Life Series Fund and its corresponding Acquiring Fund have similar policies regarding the payment of dividends and distributions.  Each Life Series Fund and its corresponding Acquiring Fund may declare and pay dividends of net investment income, if any, with the same frequency, which is annually except that the Life Series Government Cash Management Fund and the Delaware VIP Government Cash Management Series declare dividends from net investment income, if any, daily and pay them monthly.  The Life Series Funds and Acquiring Funds may also declare and pay capital gains distributions more than once per year as permitted by law.  The Life Series Funds and Acquiring Funds automatically reinvest any dividends from net investment income or capital gains distributions, unless otherwise instructed by a shareholder to pay dividends and distributions in cash.  The amount of dividends and distributions will vary and there is no guarantee that either the Life Series Funds or the Acquiring Funds will pay either a dividend from net investment income or a capital gains distribution.
Additional information regarding the dividend and distribution policies of the Life Series Funds and the Acquiring Funds is available in their respective prospectuses.  The cover page of this Joint Proxy Statement/Prospectus explains how you can obtain a copy of a Life Series Fund prospectus.
Fiscal Years.  Each Acquiring Fund has the same December 31 fiscal year as its corresponding Life Series Fund.  As a result, the Acquiring Funds will deliver annual and semi-annual shareholder reports and updated prospectuses about the same time of the year as the Life Series Funds delivered this information. Fiscal year ends may change after the closing of the Reorganizations in compliance with applicable laws.
Comparison of Business Structures, Shareholder Rights and Applicable Law
Each Life Series Fund is a series of the Life Series Trust, and each Acquiring Fund is a series of the Delaware VIP Trust (the “Acquiring Trust”), each a Delaware statutory trust.  As a result, there are no material differences between the rights of shareholders under the governing state laws of the Life Series Funds and the Acquiring Funds except differences in rights provided for in the respective governing instruments of these entities, which are discussed below.
The following is a discussion of certain important provisions of the governing instruments and governing laws of each Life Series Fund and its corresponding Acquiring Fund, but is not a complete description thereof.  Further information about each Fund’s governance structure is contained in the Fund’s SAI and its governing instruments, which are on file with the SEC.
Shares.  When issued and paid for in accordance with the prospectus, shares of both a Life Series Fund and its corresponding Acquiring Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable.  Each share of both a Life Series Fund and its corresponding Acquiring Fund represents an equal interest in such Fund.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board.  Such distributions may be in cash, in-kind (with respect to the Acquiring Funds only) or in additional Fund shares.  In any liquidation of a Life Series Fund or an Acquiring Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.
Organization and Governing Law.  The Life Series Funds are series of a trust organized as a DST pursuant to the Delaware Statutory Trust Act (“DSTA”).  The Acquiring Funds are also series of a trust organized as a DST.  Each Life Series Fund and Acquiring Fund is governed by its Declaration of Trust or Trust Instrument (each, a “Declaration”) and its By-Laws, and its business and affairs are managed under the supervision of its Board of Trustees.

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.
Shareholder Meetings and Rights of Shareholders to Call a Meeting.  Neither the Life Series Funds nor the Acquiring Funds are required to hold annual shareholders’ meetings unless required by applicable federal law.
The governing instruments of each of the Life Series Trust and Acquiring Trust generally provide that special meetings of shareholders may be called for any purpose determined by the Trustees at any time.  In addition, the governing instruments for the Life Series Trust provide that shareholders may only call a special meeting of shareholders upon the written request of shareholders owning at least ten percent (10%) of the outstanding shares of such series or class entitled to vote, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted upon and (2) the shareholders requesting such meeting shall have paid the reasonably estimated cost of preparing and mailing the notice of the meeting.
Quorum.  For each Life Series Fund and each Acquiring Fund, a quorum will exist if shareholders of one-third of the outstanding shares of such Fund entitled to vote of such Fund are present at the meeting in person or by proxy.
Number of Votes; Aggregate Voting.  The governing instruments of the Life Series Trust provide that each shareholder is entitled to one vote for each dollar of net asset value (‘NAV”) (number of shares owned times NAV per share) of the Life Series Fund, and each fractional dollar amount will be entitled to a proportionate fractional vote. and the governing instruments of the Acquiring Trust provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held.  Neither the shareholders of the Life Series Funds nor the Acquiring Funds are entitled to cumulative voting.
The Life Series Funds and the Acquiring Funds are each organized as separate series of respective statutory trusts.  Matters submitted to shareholders shall be submitted to a separate vote of the shareholders of each individual Life Series Fund entitled to vote thereon.  The governing instruments of the Life Series Funds and the Acquiring Trusts provide that all shares of a Life Series Fund or Acquiring Trust shall be voted together, except when required by applicable law or when the Trustees have determined that the matter affects the interests of one or more series (or classes), then only the shareholders of all such affected series (or classes) are entitled to vote thereon.
Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter.  For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.
Election/Removal of Trustees.  The shareholders of all Funds are entitled to vote for the election of Trustees.  For all Funds, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  For the Life Series Trust, any Trustee may be removed by a vote of two-thirds of the outstanding shares.  For the Acquiring Trust, shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.
Amendment of Governing Instruments.  Generally, the Trustees of each Fund have the right to amend, from time to time, the Declaration, and/or By-laws for the Funds.  For the Life Series Funds, shareholders have the right to vote on any amendment (a) that would affect the voting rights of shareholders granted in Declaration, (b) to the amendment provision of the Declaration, (c) required to be approved by shareholders by law or by the Life Series Trust’s registration statement(s) filed with the SEC and (d) that is submitted to them by the Trustees in their sole discretion. Any such amendment requires the vote of a majority of the votes cast by shareholders present in person or by proxy at which a quorum is present.  Shareholders of the Acquiring Funds have the power to vote on any amendment to the Declaration as required by the DSTA or federal law, including the 1940 Act, but only to the extent required.

Mergers and Reorganizations.  The Declaration for the Life Series Trust provides that any merger, consolidation or other reorganization of such a Life Series Fund only requires the approval of the Trustees and not shareholders unless required by the 1940 Act. For the Acquiring Trust, the Declaration provide that any merger, consolidation or other reorganization of an Acquiring Fund only requires the approval of the Trustees and not shareholders unless required by the 1940 Act.
Liquidation of a Fund.  Each Life Series Fund and each Acquiring Fund may be liquidated by its respective Board of Trustees without shareholder approval.
Liability of Shareholders.  Consistent with the DSTA, the Declaration for the Life Series Trust and the Declaration for the Acquiring Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Funds. Similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, however, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability.  To guard against this risk, the governing instruments for each Life Series Fund and each Acquiring Fund contain an express disclaimer of shareholder liability for acts of the Fund and provide for shareholder indemnification out of the Fund’s assets if any shareholder is personally held liable for the obligations of the Fund.
Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for all of the Funds generally provide that no Trustee, officer, employee or agent of the Funds shall be subject to any personal liability in connection with the assets or affairs of the Funds, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  (“Disqualifying Conduct”).
Indemnification.  For each Life Series Fund, the Declaration generally requires the Life Series Fund to indemnify each of its Trustees, officers, and employees (“Covered Persons”) against all liabilities and expenses reasonably incurred by any Covered Person in connection with any claim action, suit or proceeding in which such Covered Person may be involved (or with which such Covered Person may be threatened) by reason of being or having been a Covered Person with the applicable Life Series Fund and against amounts paid or incurred by him in the settlement thereof, except with respect to any matter as to which it has been determined that such Covered Person (i) shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of Disqualifying Conduct or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Life Series Trust or Life Series Funds; or (ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in Disqualifying Conduct: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).  Such rights to indemnification are not exclusive and do not affect any other rights the Covered Person may have, including under any liability insurance policy.
The Declaration of the Acquiring Trust provide that every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the DSTA, the By-Laws and applicable laws.   The By-Laws of the Acquiring Funds provide that every Covered Person of an Acquiring Fund shall be indemnified by the applicable Acquiring Trust or applicable Acquiring Fund for expenses actually or reasonably incurred in the defense or settlement of any proceeding to which such Covered Person is made a party or is threatened to be made a party by reason of the fact that such person is a Covered Person.  The Acquiring Fund may advance to such Covered Persons such expenses in advance of the proceeding’s final disposition.  No Covered Person, however, shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of his or her Disqualifying Conduct.
Any indemnification required or permitted under the By-Laws (unless ordered by a court) must be made by the Acquiring Trust or applicable Acquiring Fund only as authorized in the specific case upon a reasonable determination, based upon a review of the facts, that the Covered Person is entitled to indemnification because (i) he or she is not liable by reason of Disqualifying Conduct, or (ii) in cases where there is no liability, he or she has not engaged in Disqualifying Conduct. Such determination must be made by (i) the vote of a majority of a quorum of

Trustees who are not interested persons (as defined in the 1940 Act) of the Acquiring Trust and is not a party to the proceeding; or (ii) by independent legal counsel in a written opinion.

Terms of the Reorganizations
The terms and conditions under which each Reorganization may be consummated are set forth in the Agreement.  Significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Exhibit D to this Joint Proxy Statement/Prospectus.
With respect to each Reorganization, if shareholders of the Life Series Fund approve the Agreement and other closing conditions are satisfied or waived (to the extent legally permissible), the assets (as defined in the Agreement) of the Life Series Fund will be delivered to the Acquiring Fund’s custodian for the account of the corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of liabilities (as defined in the Agreement) of the Life Series Fund and delivery by the Acquiring Fund to the holders of record as of the Closing (defined below) of the issued and outstanding shares of the Life Series Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the aggregate value of the net assets of the Life Series Fund so transferred, all determined and adjusted as provided in the Agreement.  The value of your account with an Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Life Series Fund immediately prior to the Reorganization.
Each Life Series Fund and Acquiring Fund will make representations and warranties in the form of Agreement attached as Exhibit D that are customary in matters such as the Reorganizations.  These representations and warranties will be made solely for the benefit of the parties to the Agreement and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may be qualified in the Agreement by disclosures that were made in connection with the negotiation of the Agreement; (iii) may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and (iv) will be made only as of the date of the Agreement or such other dates as may be specified in the Agreement.
If shareholders approve the Reorganizations and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganizations (the “Closing”) is expected to occur on or about October 4, 2019 (the “Closing Date”).  The Closing of the Reorganizations shall take place as of the later of 7:01 p.m. Eastern Time or the finalization of the Life Series Fund’s net asset value on the Closing Date, unless otherwise agreed to by the parties.  The valuation of a Life Series Fund’s assets shall be calculated following the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date on the basis of values calculated as of the close of regular trading on the NYSE on the Closing Date.  The consummation of any particular Reorganization is not conditioned upon the consummation of any other Reorganization.  As a result, the Reorganizations may close at different times if, for example, shareholders of one or more Life Series Funds have not approved the Agreement at the time of the closing of the Transaction.  In addition, the parties may choose to delay the consummation of a Reorganization that shareholders have approved so that all or substantially all of the Reorganizations are consummated at the same time.  On or before the Closing Date, some securities held by certain Life Series Funds may be unable to be transferred to the corresponding Acquiring Fund because the Acquiring Fund would not be permitted to hold such securities (i) under applicable law; or (ii) because the transfer of such securities would result in material operational or administrative difficulties.  Under such circumstances, the Life Series Fund may, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser, liquidate such investments prior to the Closing Date.  An affected Life Series Fund may temporarily deviate from its investment strategy with respect to these select securities, and may incur certain related costs.
For a description of the vote required to approve the Agreement, see “Vote Necessary to Approve the Agreement” section of this Joint Proxy Statement/Prospectus.  Following receipt of the requisite shareholder vote in favor of a Reorganization and prior to the opening of trading on the NYSE next following the Closing Date, a Life Series Fund will distribute to its shareholders of record the shares of the Acquiring Fund received by the Life Series Fund, on a pro rata basis. Additionally, as soon as reasonably practicable after the Closing, the outstanding shares of the Life Series Fund will be redeemed and cancelled as permitted by, and in accordance with, its governing instruments and applicable law, and the Life Series Trust will, following the Reorganizations of each of its series, as promptly as practicable, completely liquidate and dissolve as permitted by, and in accordance with its governing instruments and applicable law.
The obligations of each Acquiring Fund and Life Series Fund are subject to other conditions, including the following conditions:
•
the Acquiring Funds’ Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”) shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•	the shareholders of the Life Series Fund shall have approved the Agreement in accordance with the provisions of the Life Series Trust’s governing instruments, applicable state law and the 1940 Act;
•
the Acquiring Fund and Life Series Fund will have received a legal opinion on or before the Closing Date that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Life Series Fund or its shareholders or Acquiring Fund.  The Acquiring Fund and Life Series Fund also will each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not be a taxable event for federal income tax purposes for shareholders whose contract values are determined by investment in shares of the applicable Life Series Fund.

If the shareholders of a Life Series Fund do not approve the Agreement, management may recommend to the Life Series Board the approval of an interim advisory agreement pursuant to Rule 15a-4 under the 1940 Act, which permits the Life Series Board to approve, and for the Life Series Fund to enter into, an interim investment advisory contract with DMC pursuant to which DMC, as an interim adviser, may serve as the investment adviser to the Life Series Fund for a period not to exceed 150 days (or such other period as may be permitted by SEC regulations and interpretations) following the termination of the current advisory agreement with FIMCO, to be able to continue uninterrupted portfolio management services for such Life Series Fund.  After such period has expired, if shareholders of a Life Series Fund still have not approved the Agreement, the Life Series Board will consider other possible courses of action for such Life Series Fund, including possibly liquidating the Life Series Fund.  Additionally, while the consummation of any particular Reorganization is not conditioned upon the specific consummation of any other Reorganization, the Reorganizations may not close unless certain conditions to the closing of the Transaction are met or waived.  If such conditions are not met or waived, none of the Reorganizations will be consummated, even if shareholders of a Life Series Fund approved the Agreement, and the Life Series Fund will not be reorganized into the Acquiring Funds.  If this occurs, the Life Series Board will consider what additional action, if any, for each Life Series Fund to take.
The Agreement may be terminated and a Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the Closing does not occur on or before April 6, 2020 or if one or more of the parties shall have materially breached its obligations under the Agreement.  The Agreement may be amended or modified in a writing signed by the parties to the Agreement.
 Macquarie has made certain covenants in connection with the Transaction regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.
The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Reorganizations, or as a result of any express or implied terms, conditions or understandings applicable to the Reorganizations. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services).  No such compensation arrangements are contemplated in the Reorganizations or Transaction. FIMCO and Macquarie have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Reorganizations, any “unfair burden” on the Funds.
The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser.  The Board of Trustees of the Acquiring Funds currently satisfies such 75% requirement. Macquarie has agreed with FIMCO to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the closing of the Reorganizations.
Federal Income Tax Consequences
The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.
Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to consummation of each Reorganization, Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Funds, will deliver an opinion (“Tax Opinion”) to the Acquiring Funds to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Agreement, for federal income tax purposes.
After the closing of the Reorganizations, each Acquiring Fund’s portfolio management team will actively manage such Fund in accordance with such team’s investment philosophy and the Fund’s strategies and pursuant to the oversight of the Delaware Funds by Macquarie Board of Trustees.  To the extent a portfolio management team determines that an Acquiring Fund’s portfolio needs to be repositioned to more closely align with the team’s investment philosophy and the Fund’s strategies, such Acquiring Fund will experience a temporary increase in portfolio turnover rates that may result in higher transaction costs.  Any increased portfolio turnover activity and costs associated with it will be described in the applicable Acquiring Fund’s registration statement and shareholder reports.  The tax consequences, if any, will also be noted in an Acquiring Fund’s shareholder reports and in tax documents required to be provided to shareholders.
The acquisition by the Acquiring Fund of all of the Assets of the Life Series Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Life Series Fund, followed by the distribution by the Life Series Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Life Series Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Life Series Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
No gain or loss will be recognized by the Life Series Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.
No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Life Series Fund in exchange solely for the assumption of the liabilities of the Life Series Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.
No gain or loss will be recognized by the Life Series Fund upon the distribution of the Acquiring Fund shares by the Life Series Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

The tax basis of the assets of the Life Series Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Life Series Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
The holding periods of the assets of the Life Series Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Life Series Fund pursuant to Section 1223(2) of the Code.
No gain or loss will be recognized by the shareholders of the Life Series Fund upon the exchange of all of their Life Series Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.
The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Life Series Fund will be the same as the aggregate tax basis of Life Series Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
The holding period of Acquiring Fund shares received by a shareholder of the Life Series Fund will include the holding period of the Life Series Fund shares exchanged therefor, provided that the shareholder held Life Series Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Life Series Fund described in Section 381(c) of the Code as if there had been no Reorganization.
Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganizations on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.  None of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above. If the Reorganizations were consummated but the IRS or the courts were to determine that the Reorganizations did not qualify as a tax-free reorganization under the Code, and thus were taxable, the applicable Life Series Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund.
If a Reorganization were to end the tax year of a Life Series Fund (which is not the intended or expected plan as of the date of this Joint Proxy Statement/Prospectus), it would accelerate distributions to shareholders from the Life Series Fund for its short tax year ending on the Closing Date.  Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization.  If determined necessary by the Funds, such a Life Series Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.
General Limitation on Losses.  Assuming the Reorganizations qualify as tax-free reorganizations, as expected, each of the Acquiring Funds will succeed to the tax attributes of the corresponding Life Series Fund upon the closing of each Reorganization, including any capital loss carryovers that could have been used by each Life Series Fund to offset its future realized capital gains, if any, for federal income tax purposes.  The capital loss carryovers of each Life Series Fund will be available to offset future gains recognized by the combined Fund.  Capital losses of a Fund arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains; capital losses arising in earlier taxable years generally may be carried forward only to each of the eight taxable years succeeding the loss year.  Capital losses incurred in such earlier taxable years may not be used to offset capital gains until all net capital losses arising in such later taxable years have been utilized.  As a result, some net capital loss carryovers incurred in such earlier taxable years which otherwise would have been utilized under prior law may expire unused.

If, as is anticipated, at the time of the closing of the Reorganizations, an Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the corresponding

Life Series Fund as a result of the Reorganizations.  Thus, a reorganization of a Life Series Fund into an Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Life Series Fund’s capital loss carryovers, if any.  However, the capital losses of an Acquiring Fund, as the successor in interest to a Life Series Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.
The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances.  Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.
Stradley Ronon Stevens & Young, as counsel to Macquarie, will also deliver an opinion with respect to each Reorganization to the applicable Funds that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Code , and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for shareholders whose contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, Stradley Ronon Stevens & Young may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Joint Proxy/Prospectus and related SAI, and on such other written representations as will have been verified as of the Effective Time of the Reorganization.  Shareholders should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.
Accounting Treatment
The Reorganization will be accounted for on a tax-free combined basis.  Accordingly, the book cost basis to each Acquiring Fund of the assets of the corresponding Life Series Fund will be the same as the book cost basis of such assets to the Life Series Fund. The Acquiring Funds will continue the accounting records of the Life Series Funds and, as a result, the accounting books and records of the Life Series Funds will become the accounting books and records of the Acquiring Funds.
BOARD CONSIDERATIONS
The Reorganizations were reviewed by the Life Series Board with the advice and assistance of Fund counsel and special legal counsel to the Trustees who are not “interested persons” of the Life Series Trust under the 1940 Act (the “Independent Trustees”). The Independent Trustees requested certain information from FIMCO, Macquarie and DMC to assist them in assessing the Reorganizations (the “Initial Request”).  The Independent Trustees considered the information provided, in writing and orally, by FIMCO, Macquarie and DMC in response to the Initial Request (the “Initial Response”) at an in-person meeting of the Life Series Board held on May 17, 2019 and an in-person meeting of the Independent Trustees held on June 3, 2019.  Subsequent to the May 17th and June 3rd meetings, the Independent Trustees requested additional information from Macquarie and DMC (the “Second Request”).  The Independent Trustees considered the information provided in writing by Macquarie and DMC in response to the Second Request (the “Second Response”) during a telephonic meeting of the Independent Trustees held on June 9, 2019. The Independent Trustees subsequently requested additional information from FIMCO, Macquarie and DMC (the “Third Request”).  The Independent Trustees considered the information provided, in writing and orally, by FIMCO, Macquarie and DMC in response to the Third Request (the “Third Response”) at an in-person meeting of the Life Series Board held on June 10, 2019.  Following their consideration and discussion of the Initial Response, the Second Response and the Third Response, the Life Series Board, all of whom are Independent Trustees, approved the Agreement and recommended that shareholders of each Life Series Fund approve the Agreement with respect to their Fund at the Meeting.
Before the Life Series Board approved the Agreement, FIMCO, Macquarie and DMC provided extensive information to the Life Series Board regarding the Transaction, the Reorganizations and the Agreement.  The information provided to the Life Series Board included, among other things: Macquarie’s and DMC’s organization and personnel; business strategy; ownership structure; financial condition; asset management practices and capabilities; operations related to and supportive of their asset management business; legal, risk and compliance infrastructure; legal and regulatory matters; internal audit and compliance matters. The Life Series Board also received information regarding the Life Series Funds’ unrealized appreciation, unrealized depreciation and capital loss carryovers. The Life Series Board took into account measures that Macquarie/DMC might take to minimize transaction costs to shareholders of the Life Series Funds associated with any repositioning of the Acquiring Funds after the Reorganizations. The Life Series Board also took into account the processes used by Macquarie/DMC to monitor investment performance and the distribution capabilities and resources that would be available to registered representatives who sell shares of the Acquiring Funds following the Reorganizations.  The Life Series Board considered that Macquarie is a global investment management firm and that its retail asset management business could benefit the Life Series Funds’ shareholders. At its meetings, the participants discussed current economic conditions, the securities markets and developments affecting the mutual fund industry, Macquarie’s status as a publicly traded entity, Macquarie’s strategic focus solely on the investment management business (including Macquarie’s investment reputation, broad product line, service quality, industry relationships and its stated objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The participants at the meetings also discussed how the current Macquarie/DMC businesses compare to those of FIMCO and its affiliates. The participants discussed aligning the Life Series Funds and other funds currently advised by FIMCO together with other funds and products currently advised by DMC and its affiliates towards using a single, common operating platform (which includes, among other things, common service providers, common investment operating platforms, common global performance measurement and risk analysis, common compliance policies and procedures and common internal audit services). The Life Series Board also considered that Macquarie/DMC and its affiliates would provide each Life Series Fund with the advisory, administrative, and shareholder servicing services that are currently provided by FIMCO and its affiliates. Prior to voting on the Agreement, the Independent Trustees reviewed the Transaction, the Reorganizations and the Agreement with representatives of FIMCO, Macquarie and DMC, counsel to the Life Series Trust and their special legal counsel.  The Independent Trustees also reviewed the Transaction, the Reorganizations and the Agreement with their special legal counsel in private sessions at which no representatives of FIMCO, Macquarie, DMC or counsel to the Life Series Trust were present.
At its meetings, the participants discussed the potential operational challenges associated with transitioning the Life Series Funds to the Macquarie/DMC platform, with particular emphasis on ensuring portfolio management operations properly migrate to DMC as part of the Reorganizations and ensuring uninterrupted services for the Life Series Funds’ shareholders.  In this regard, the Life Series Board considered information regarding the transition of certain operational functions and the retention arrangements for certain FIMCO employees to address continuity of services to the Life Series Funds during the transition. The Life Series Board also took into account Macquarie’s depth of knowledge and experience in transitioning funds and services.
  The information provided by FIMCO, Macquarie and DMC showed that the Reorganizations presented the opportunity for the Life Series Funds to recognize potential savings from economies of scale.  In addition, the Trustees noted that for the first two years after the Reorganizations, the Acquiring Funds’ total annual expenses, after fee waivers and expenses reimbursements, would be equal to or lower than the corresponding Life Series Funds’ total annual expenses prior to the Reorganizations.
In connection with the Life Series Board’s review of the Reorganizations and the Agreement, the Board considered, among other factors:
(1)  the representations regarding the reputation, financial strength and resources of Macquarie;
(2)  the nature, quality and extent of services to be provided to the Acquiring Funds and their shareholders by DMC and its affiliates following the Reorganizations;
(3)  the similarities and differences, if any, between the investment objectives, principal investment strategies and risks of each Life Series Fund and those of the corresponding Acquiring Fund;
(4) the historical investment performance records of the Life Series Funds and certain investment strategies that will be used by the proposed portfolio managers in managing certain Acquiring Funds following the Reorganizations;

(5)  the anticipated benefits to the shareholders of the Life Series Funds, including operating efficiencies, that may be achieved from the Reorganizations;
 (6)  the distribution arrangements that will be available to the Acquiring Funds following the Reorganizations;
(7)  the transition from the Life Series Funds’ current service providers to the Acquiring Funds’ service providers following the Reorganizations;
(8) the current management fees schedules of the Life Series Funds and the proposed management fees schedules of the Acquiring Funds, and the fact that DMC will provide a two-year contractual guaranty that will limit the total expense ratio of each Life Series Fund to such Life Series Fund’s total expense ratio prior to the Reorganizations (in determining the obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) acquired fund fees and expenses; and (v) extraordinary or non-routine items, including litigation expenses);
(9)  the fact that Macquarie and FIMCO will pay all direct expenses of the Life Series Funds arising in connection with the Reorganizations;
(10)  the fact that each Reorganization is expected to be a tax-free reorganization for federal income tax purposes;
(11) the terms and conditions of the Agreement, including each Acquiring Fund’s assumption of all of the liabilities of the corresponding Life Series Fund;
(12)  the fact that Macquarie and FIMCO have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Acquiring Funds;
(13) the ability of the shareholders of each Life Series Fund to transfer their account balances into any other investment options under their variable annuity contract or variable insurance policy; and
(14) the potential rationalization of the funds on the Delaware Funds by Macquarie platform following the absorption of the Life Series Funds.
After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Life Series Board concluded that the Reorganizations would be in the best interest of each Life Series Fund, approved the Agreement and recommended that shareholders of each Life Series Fund approve the Agreement with respect to their Fund.
ADDITIONAL INFORMATION ABOUT ACQUIRING FUNDS AND LIFE SERIES FUNDS
Where to Find More Information
For more information with respect to each Acquiring Fund concerning the following topics, please refer to the following sections of the Acquiring Fund’s prospectus, which has been made a part of this Joint Proxy Statement/Prospectus by reference:  (i) see “Who manages the Funds” for more information about the management of the Acquiring Fund; and (ii) see “About your account” for more information about the Acquiring Fund’s policy with respect to dividends and distributions; and (iii) see “About your account” for more information about the Acquiring Fund’s pricing, purchase, redemption and repurchase of shares, tax consequences to shareholders of various transactions in shares of the Acquiring Fund, and distribution arrangements of the Acquiring Fund.

For more information with respect to each Life Series Fund concerning the following topics, please refer to the following sections of the Life Series Funds’ prospectuses, which have been made a part of this Joint Proxy Statement/Prospectus by reference:  (i) see “The Fund Summary Section” for more information about the performance of the Life Series Fund; (ii) see “Fund Management In Greater Detail” for more information about the management of the Life Series Fund; (iii) see “Shareholder Information” for more information about the pricing of shares of the Life Series Fund, tax consequences to shareholders of various transactions in shares of the Life Series Fund and the Life Series Fund’s policy with respect to dividends and distributions; and (vi) see “Financial Highlights” for more information about the Life Series Fund’s financial performance.  See also Exhibit E - Financial Highlights.
INFORMATION ON VOTING
Joint Proxy Statement/Prospectus
We are sending you this Joint Proxy Statement/Prospectus and the enclosed voting instruction form because (1) the Life Series Board is soliciting proxies from the insurance companies and any other direct owners of  Life Series Fund shares and (2) the insurance companies are soliciting your voting instructions on how to vote shares of a Life Series Fund attributable to your variable annuity contract or variable life insurance policy at the Meeting and at any adjournments or postponements of the Meeting.
As discussed above, shares of the Life Series Funds are offered only to insurance company separate accounts as investment options under their variable annuity contracts or variable life insurance policies.  Accordingly, as of the Record Date, shares of the Life Series Funds were held by insurance company separate accounts. As of June 28, 2019, Foresters Life Insurance and Annuity Company (“FLIAC”) owned of record or beneficially owned 100% of the outstanding shares of each Life Series Fund, except FLIAC owned of record or beneficially owned 99.2% of the outstanding shares of the Life Series Total Return, 99.1% of the Life Series International Fund, 99.5% of the Life Covered Call Strategy Fund and 85.1% of the Life Series Opportunity Fund.  As of June 28, 2019, Sammons Midland National owned 14.9% of the outstanding shares of the Life Series Opportunity Fund.
Shareholders have the right to instruct the insurance company on how to vote the shares related to their interests through their contracts (i.e., “pass-through voting”).  Therefore, shareholders will have the opportunity to provide voting instructions to FLIAC for shares of a Life Series Fund held by a subaccount in which their variable annuity contract or variable life insurance policy invests. FLIAC will vote the shares at any such meeting as follows:
•	Shares attributable to shareholders for which FLIAC has received instructions, in accordance with the instructions;
•	Shares attributable to shareholders for which FLIAC has not received instructions, in the same proportion to shares held in a subaccount for which FLIAC has received instructions; and
•	Shares not attributable to shareholders, in the same proportion to a subaccount attributable to shareholders for which FLIAC has received instructions.
FLIAC will vote Life Series Fund shares that it holds directly in the same proportion to shares held in any corresponding subaccount that is attributable to a variable annuity contract or variable life insurance policy for which it has received instructions. However, FLIAC will vote its own shares as it deems appropriate where there are no shares held by a shareholder in any subaccount.
The effect of this proportional voting is that shareholders representing a small number of Life Series Fund shares may determine the outcome of the vote on the Reorganization. Shareholders should contact their insurance company for information about any applicable deadline for providing voting instructions to such insurance company.  To provide voting instructions, you may simply complete, sign and return the enclosed voting instruction form or provide voting instructions by telephone or through a website established for that purpose as provided by your insurance company.

This Joint Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders and the enclosed voting instruction form is expected to be mailed on or about July 26, 2019 to all shareholders entitled to vote.  Shareholders of record of the Life Series Funds as of the close of business on June 28, 2019 (the “Record Date”) are entitled to vote at the Meeting.  The number of outstanding shares of each class of the Life Series Funds on December 31, 2018, can be found at Exhibit F.  Each share is entitled to one vote for each dollar of NAV (number of shares owned times NAV per share) of the Life Series Fund, and each fractional dollar amount will be entitled to a proportionate fractional vote.  The number of votes that a Contract Owner may cast when providing voting instructions is determined by applying the Contract Owner’s percentage interest in a Life Series Fund to the total number of votes attributable to the Series Life Fund.
Insurance companies and their separate accounts are the shareholders of the Life Series Funds.  Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting.  If a proxy is authorized to vote for a shareholder, shareholders may revoke the authorization at any time before it is exercised by sending in another voting instruction form with a later date or by notifying the Secretary of the Life Series Funds in writing to the address of the Life Series Funds set forth on the cover page of the Joint Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy.  In addition, although merely attending the Meeting will not revoke a proxy, if a shareholder is present at the Meeting, it may withdraw your proxy and vote in person.
Quorum Requirement and Adjournment
A quorum of shareholders is necessary to hold a valid meeting of each Life Series Fund.  For each Life Series Fund, a quorum will exist if shareholders representing one-third or more of the outstanding shares of a Fund entitled to vote on the Record Date are present at the Meeting in person or by proxy (except when a larger quorum is required by federal law).  Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. Shareholders of record as of the Record Date will be insurance companies, so attendance by the insurance companies at the Meeting will constitute a quorum.
   In the absence of a quorum with respect to any Life Series Fund, or in the event that a quorum is present at the Meeting with respect to the Fund, but sufficient votes to approve the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. The  proxies will vote those proxies that they are entitled to vote in favor of the proposal in favor of such an adjournment, and will vote those proxies required to be voted against the proposal against such adjournment.  Any adjournment or postponement will require the affirmative vote of a majority of the shares voted in person or by proxy at the session of the Meeting to be adjourned.  Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.
Vote Necessary to Approve the Agreement
The Life Series Board has unanimously approved the Agreement, subject to shareholder approval.  Shareholder approval of the Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Life Series Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Life Series Fund.  Abstentions are counted as present for determining whether a quorum is present, but are not considered votes cast at the Meeting.  As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present in person or represented by proxy of the outstanding voting securities of the applicable Life Series Fund.
Proxy Solicitation
The Life Series Funds have engaged the services of AST Fund Solutions, LLC (“Solicitor”), a private proxy services firm, to assist in the solicitation of proxies for the Meeting.  Proxies are expected to be solicited principally by the mailing of this Joint Proxy Statement/Prospectus, but proxies may also be solicited by telephone and/or in person by representatives of the Life Series Funds, regular employees of FIMCO or its affiliate(s) or the Solicitor may also solicit proxies by telephone, facsimile or in person.  If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from one of these parties to ask for your vote.

Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to shareholders.
Solicitor’s costs are expected to be approximately $2.5 million for all FIMCO-affiliated funds, including the Life Series Funds.  The cost of the Meeting, including the costs of retaining the Solicitor, preparing and mailing of the notice, Joint Proxy Statement/Prospectus, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by FIMCO, Macquarie and/or their affiliates.  The Funds and their shareholders will not bear any costs or expenses directly related to the Transaction and any Reorganization, regardless of whether a Reorganization is consummated.
Other Matters
Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Joint Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted by the proxies in accordance with their best judgment.
CAPITALIZATION
The following tables set forth, for each Reorganization, the total net assets, number of shares outstanding and net asset value per share of each Life Series Fund. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of an Acquiring Fund after it has combined with the corresponding Life Series Fund.  The following tables are as of June 30, 2019 and assume that each Reorganization has taken place.  The capitalizations will be different on the Closing Date as a result of daily Life Series Fund share purchase, redemption, and market activity.
Each Life Series Fund shall be the accounting and performance survivor in the Reorganization, with the result that the corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of its corresponding Life Series Fund.

Capitalization Tables

First Investors Life Series Covered Call Strategy Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Covered Call Strategy Fund	$21,622,553	$11.68	1,851,884
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Covered Call Strategy Series	$21,622,553	$11.68	1,851,884

First Investors Life Series Equity Income Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Equity Income Fund	$126,397,642	$20.64	6,122,742
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Equity Income Series	$126,397,642	$20.64	6,122,742

First Investors Life Series Fund For Income	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Fund For Income	$108,013,750	$6.15	17,556,156
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Fund For Income Series	$108,013,750	$6.15	17,556,156

First Investors Life Series Government Cash Management Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Government Cash Management Fund	$10,011,240	$1.00	10,011,240
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Government Cash Management Series	$10,011,240	$1.00	10,011,240

First Investors Life Series Growth & Income Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Growth & Income Fund	$503,429,733	$39.59	12,716,184
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Growth and Income Series	$503,429,733	$39.59	12,716,184

First Investors Life Series International Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series International Fund	$166,449,709	$23.80	6,994,455
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP International Series	$166,449,709	$23.80	6,994,455

First Investors Life Series Investment Grade Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Investment Grade Fund	$65,566,337	$10.68	6,136,837

Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Investment Grade Series	$65,566,337	$10.68	6,136,837

First Investors Life Series Limited Duration Bond Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Limited Duration Bond Fund	$33,991,383	$9.58	3,548,673
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Limited Duration Bond Series	$33,991,383	$9.58	3,548,673

First Investors Life Series Opportunity Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Opportunity Fund	$77,820,652	$17.90	4,347,287
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Opportunity Series	$77,820,652	$17.90	4,347,287

First Investors Life Series Select Growth Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Select Growth Fund	$86,548,786	$15.14	5,714,762
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Growth Equity Series	$86,548,786	$15.14	5,714,762

First Investors Life Series Special Situations Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Special Situations Fund	$233,670,329	$30.04	7,779,212
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Special Situations Series	$233,670,329	$30.04	7,779,212

First Investors Life Series Total Return Fund	Net Assets	Net Asset Value Per Shares	Shares
			Outstanding
First Investors Life Series Total Return Fund	$58,455,227	$13.57	4,306,416
Pro Forma Adjustments to Capitalization
Pro forma Combined Delaware VIP Total Return Series	$58,455,227	$13.57	4,306,416

OWNERSHIP OF SHARES
Security Ownership of Large Shareholders
A list of the name, address and percent ownership of each person who, as of June 28, 2019, to the knowledge of each Life Series Fund, owned 5% or more of the outstanding shares of a class of such Life Series Fund can be found at Exhibit G.
Each Acquiring Fund is a newly organized shell fund created to acquire the assets and assume the accrued liabilities of the corresponding Life Series Fund and as of the date of this Joint Proxy Statement/Prospectus each Acquiring Fund does not have any shareholders.
Security Ownership of Management and Trustees
Information regarding the ownership of shares of the Life Series Funds by the Trustees of Life Series Funds and executive officers can be found at Exhibit G.
DISSENTERS’ RIGHTS
If the Agreement is approved at the Meeting with respect to a Life Series Fund, Life Series Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Life Series Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the Closing Date of the Reorganizations. After the Reorganizations, Life Series Fund shareholders will hold shares of the Acquiring Funds, which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).
SHAREHOLDER PROPOSALS
The Life Series Funds are not required to, and do not, hold annual shareholder meetings. Nonetheless, the Life Series Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Life Series Funds’ governing instruments.  A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a Life Series Fund hereafter called should send the proposal to the Life Series Fund at the Life Series Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.  If the proposed Agreement is approved and the corresponding Reorganization is completed for a Life Series Fund, shareholders of such Life Series Fund will become shareholders of the corresponding Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

If a shareholder wishes to send a communication to the Life Series Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Life Series Funds at 40 Wall Street, New York, NY 10005, who will forward such communication as appropriate.
“HOUSEHOLDING”
It is the policy of the Life Series Funds to mail only one copy of this Joint Proxy Statement/Prospectus to all shareholders who share a single address and share the same last name, unless the Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Joint Proxy Statement/Prospectus or a copy of the Life Series Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to the Secretary of the Life Series Funds, 40 Wall Street, New York, NY 10005.  If you received a Proxy Statement/Prospectus for each shareholder at your address and would like to receive a single copy in the future, please contact the Secretary as instructed above.
INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION
This Joint Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds and, with respect to the Life Series Funds only, annual and semiannual reports filed by such Life Series Funds as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made.  The SEC file number of the registrant of each Life Series Fund’s registration statement, which contains the Life Series Fund prospectuses and related SAIs, is set forth on Exhibit A.  Such Life Series Fund prospectuses are incorporated herein by reference. The SEC file number of the registrant of each Acquiring Fund’s registration statement, which contains the Acquiring Fund’s prospectus and related SAI, is set forth on Exhibit A.
Each Acquiring Fund and each Life Series Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, each Acquiring Fund files reports and other information with the SEC.  Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street NE, Washington, DC 20549-2736.  The SEC maintains a website at www.sec.gov that contains information regarding the Acquiring Funds and other registrants that file electronically with the SEC.

EXHIBIT A

LIFE SERIES FUNDS AND CORRESPONDING ACQUIRING FUNDS
First Investors Life Series Funds	SEC File Number	Acquiring Fund	SEC File Number
	002-98409		033-14363
First Investors Life Series Covered Call Strategy Fund		Delaware VIP Covered Call Strategy Series
First Investors Life Series Equity Income Fund		Delaware VIP Equity Income Series
First Investors Life Series Fund For Income		Delaware VIP Fund for Income Series
First Investors Life Series Government Cash Management Fund		Delaware VIP Government Cash Management Series
First Investors Life Series Growth & Income Fund		Delaware VIP Growth and Income Series
First Investors Life Series International Fund		Delaware VIP International Series
First Investors Life Series Investment Grade Fund		Delaware VIP Investment Grade Series
First Investors Life Series Limited Duration Bond Fund		Delaware VIP Limited Duration Bond Series
First Investors Life Series Opportunity Fund		Delaware VIP Opportunity Series
First Investors Life Series Select Growth Fund		Delaware VIP Growth Equity Series
First Investors Life Series Special Situations Fund		Delaware VIP Special Situations Series
First Investors Life Series Total Return Fund		Delaware VIP Total Return Series
A-1

EXHIBIT B
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences
First Investors Life Series Covered Call Strategy Fund/ Delaware VIP Covered Call Strategy Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and

None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Fund For Income/Delaware VIP Fund for Income Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may

None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Select Growth Fund/ Delaware VIP Growth Equity Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Equity Income Fund/Delaware VIP Equity Income Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions

None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Government Cash Management Fund/Delaware VIP Government Cash Management Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry or group of industries; provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in bank instruments.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Growth & Income Fund/ Delaware VIP Growth and Income Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein,

None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Opportunity Fund/Delaware VIP Opportunity Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership
None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Limited Duration Bond Fund/Delaware VIP Limited Duration Bond Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as

None

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

First Investors Life Series Special Situations Fund/Delaware VIP Special Situations Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.
None
First Investors Life Series International Fund/Delaware VIP International Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, except that the Delaware VIP International Series shall concentrate its investments in the consumer staples sector, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase he securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

Delaware VIP International Series is a “nondiversified” series as defined by the 1940 Act. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on an investment held by the Series may affect a larger portion of its overall assets and subject it to greater risks and volatility.
Acquiring Fund is nondiversified and will concentrate in the consumer staples sector.
First Investors Life Series Total Return Fund/Delaware VIP Total Return Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase he securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.
None
First Investors Life Series Investment Grade Fund/Delaware VIP Investment Grade Series
1. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Issue senior securities, except to the extent permitted by the 1940

1. With respect to each Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the

Fund Names	Fundamental Investment Restrictions for Life Series Fund [The Fund may not:]	Fundamental Investment Restrictions for Acquiring Fund [The Fund/Series shall not:]	Material Differences

Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Purchase he securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

None

Additional Information Regarding the First Investors Life Series Funds’ Investment Policies
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (a fund’s total assets include the amounts being borrowed).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently limit fund loans of securities by prohibiting funds from lending securities with an aggregate value of more than one-third of a Fund’s total assets.
Non-Fundamental Policies:
The Life Series Funds listed below have adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval:
1.  The Life Series Total Return Fund, Life Series Fund For Income and Life Series Investment Grade Fund may invest in credit-linked securities, provided that no more than 10% of each Fund’s net assets are invested in credit-linked securities.
2.  The Life Series Total Return Fund and Life Series Investment Grade Fund each will not invest more than 20% of its net assets in derivatives in the aggregate.  For purposes of calculating this 20% limitation, each Fund will use the market value of a derivative instrument.
Additional Information Regarding the Acquiring Funds’ Investment Policies
Nonfundamental Investment Restrictions
In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Trust’s Board of Trustees (“Board”) without shareholder approval: A Series may not invest more than 10% (5% for Delaware VIP® Government Cash Management Series) of its respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the applicable Series has valued the investment.

The Series have been advised by the staff of the SEC that it is the staff’s position, under the 1940 Act, that a Series may invest (a) no more than 10% of its assets in the aggregate in certain collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.
For purposes of a Series’ concentration policy, the Series intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry. In applying a Series’ fundamental policy concerning concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above, it is a matter of nonfundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, insurance, insurance companies, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the technology sector will be divided into various sub-categories (e.g., computers, internet, software, semiconductors, software, and telecommunication services). In addition, in applying its policy on concentration, Delaware VIP International Series will divide: (i) the health care sector into its various component sub-industries (e.g., equipment, technology, distributors, pharmaceuticals and facilities); and (ii) the communication services sector into its various component sub-industries (e.g., advertising, publishing, alternative carriers, movies and entertainment).
Except for the Series’ policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

EXHIBIT C

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES AND RISKS

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences
First Investors Life Series Covered Call Strategy Fund / Delaware VIP Covered Call Strategy Series

The ~~Fund~~Series invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the ~~Fund~~Series writes (sells) call options on at least 80% of the ~~Fund’s~~Series’ total assets (80% policy). The ~~Fund~~Series normally writes (sells) covered call options listed on ~~U.S.~~US exchanges on the equity securities held by the ~~Fund~~Series to seek to lower the overall volatility of the ~~Fund’s~~Series’ portfolio, protect the ~~Fund~~Series from market declines and generate income. The call options written (sold) by the ~~Fund~~Series will generally have an exercise price that is above the market price of the underlying security at the time the option is written (sold). The ~~Fund’s~~Series’ equity investments consist primarily of common stocks of large-size ~~U.S.~~US companies, certain of which may pay dividends, and ~~U.S.~~US dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (~~“~~ADRs~~”~~)) traded on ~~U.S.~~US securities exchanges. To a lesser extent, the ~~Fund~~Series may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (~~“~~ETFs~~”~~) that track certain market indices, such as the S&P 500. The nature of the ~~Fund~~Series is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the ~~Fund~~Series seeks to reduce losses

The ~~Fund~~Series invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the ~~Fund~~Series writes (sells) call options on at least 80% of the ~~Fund’s~~Series’ total assets (80% policy). The 80% policy is ~~non-fundamental~~nonfundamental and may be changed without shareholder approval, but the ~~Fund~~Series will provide shareholders with at least 60 days’ notice before changing this 80% policy. The ~~Fund~~Series normally writes (sells) covered call options listed on U.S. exchanges on the equity securities held by the ~~Fund~~Series to seek to lower the overall volatility of the ~~Fund’s~~Series’ portfolio, protect the ~~Fund~~Series from market declines and generate income. Call options written (sold) by the ~~Fund~~Series generally have an exercise price above the ~~market~~ price of the underlying security at the time the option is written (sold).

The ~~Fund’s~~Series’ equity investments consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (~~“~~ADRs~~”~~)), traded on a U.S. securities exchange. ADRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company. To a lesser extent, the ~~Fund~~Series may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (~~“~~ETFs~~”~~) that track certain market indices, such as the S&P 500. The nature of the ~~Fund~~Series is such that it may be expected to underperform equity markets

The investment strategy for the Life Series Fund provides that from time to time the Fund may hold significant investments (25% or more of its assets) in a specific market sector, but the Acquiring Fund’s investment strategy does not. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

relative to equity markets during periods of declining equity prices.

A call option gives the purchaser of the option the right to buy, and the writer, in this case, the ~~Fund~~Series, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the ~~Fund~~Series.
In selecting investments, ~~the Fund’s subadviser~~Ziegler Capital Management, LLC (ZCM), the Series’ sub-advisor, considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the ~~Fund’s~~Series’ investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor. Call options written by the ~~Fund~~Series are designed to create income, lower the overall volatility of the ~~Fund’s~~Series’ portfolio and mitigate the impact of market declines. ~~The Fund’s subadviser~~ZCM considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.
The ~~Fund~~Series may sell a security based on the following, among during periods of sharply rising equity prices; conversely, the ~~Fund~~Series seeks to reduce losses relative to equity markets during periods of declining equity prices.
A call option gives the purchaser of the option the right to buy, and the writer, in this case, the ~~Fund~~Series, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the ~~Fund~~Series. The premium paid to the writer is consideration for undertaking the obligations under the option contract. The writer of a covered call option forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premiums which potentially provide some protection against the loss of capital if the underlying security declines in price. The ~~Fund~~Series receives premium income from the writing of options.
In making investment decisions, the ~~Fund’s subadviser~~Series’ sub-advisor reviews a variety of factors, including economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise economic and market cycles.
In selecting investments, the  ~~Fund’s subadviser~~Series’ sub-advisor considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the ~~Fund’s~~Series’ investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

other criteria: a) an actual or anticipated significant decline in an issuer’s profitability and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) an industry-wide decrease in demand for an issuer’s products or services. ~~The subadviser~~ZCM writes call options based upon ~~the subadviser’s~~its outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. Generally, higher implied volatility will lead to longer expirations, locking in potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter-dated options. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.

~~Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector~~

environment; and d) companies that are out of favor. Covered call options written by the ~~Fund~~Series are designed to create income, lower the overall volatility of the ~~Fund’s~~Series’ portfolio and mitigate the impact of market declines. The ~~Fund’s subadviser~~Series’ sub-advisor considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.
The ~~Fund~~Series may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in the issuer’s profitability such as ~~through~~ the loss of an exclusive patent or a strong competitor entering the market and/or a significant negative outlook from management; b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) an actual or expected decline in demand for the issuer’s products or services. The ~~subadviser~~sub-advisor writes call options based upon the ~~subadviser’s~~sub-advisor’s outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. Generally, higher implied volatility will lead to longer expirations, locking in the potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter dated options. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.  ~~Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.~~
The ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
 Information about the ~~Fund’s~~Series’ holdings can be found in the most recent annual report, and information concerning the ~~Fund’s~~Series’ policies and procedures with respect to disclosure of the ~~Fund’s~~Series’ portfolio holdings is available in the ~~Fund’s~~Series’ Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Fund For Income / Delaware VIP Fund for Income Series

The ~~Fund~~Series primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by ~~S&P Global Ratings~~Standard & Poor’s Financial Services LLC as well as unrated bonds that are determined by the ~~Fund~~Series’ investment manager, Delaware Management Company (Manager), to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). The ~~Fund~~Series may also invest in other high yield debt securities, such as assignments of syndicated bank loans (also known as “floating rate loans”).
Although the ~~Fund~~Manager will

The ~~Fund~~Series primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by ~~S&P Global Ratings~~Standard & Poor’s Financial Services LLC as well as unrated bonds that are determined by the ~~Fund~~Manager to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, special purpose entities that are used to finance capital investment, sales or leases of equipment, loans or other programs and firms with heavy debt loads. High yield securities may be backed by receivables or other assets. The ~~Fund~~Series may also
None.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The ~~Fund~~Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities) after its issuer defaults or is subject to a bankruptcy. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

invest in other high yield debt securities, such as assignments of syndicated bank loans (also known as “floating rate loans”).

The ~~Fund~~Manager seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The ~~Fund~~Manager seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The ~~Fun~~ Manager attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.
Although the ~~Fund~~Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The ~~Fund~~Series considers a variety of factors, including the overall economic outlook, the issuer’s competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The ~~Fund~~Series may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy. In addition, the
Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

where Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~
The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Select Growth Fund / Delaware VIP Growth Equity Series

The ~~Fund~~Series invests in a portfolio of approximately 40-45 common stocks that the ~~Fund’s subadviser~~Series’ sub-advisor, Smith Asset Management Group, L.P. (~~“~~Smith~~”~~), ~~believes~~believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.
Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. Beginning with a universe of stocks that includes large-, mid- and small-size companies, ~~Smith’s investment team~~Smith uses risk control and valuation screens primarily based

The ~~Fund~~Series invests in a portfolio of approximately 40-45 common stocks that the ~~Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes~~Series’ sub-adviser believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The ~~Fund~~Series is managed by an investment team.
When selecting investments for the ~~Fund, Smith employs~~Series, the sub-advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The security selection process consists of three steps. Beginning with a universe of stocks that includes large-, mid- and small-size companies, ~~Smith’s~~the sub-advisor’s
None.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

on valuation, financial quality, stock volatility and corporate governance, to eliminate stocks that are highly volatile or are more likely to underperform the market.
Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80-100 eligible companies that Smith believes have a high probability of earnings growth that exceeds investor expectations. The analysis includes an evaluation of changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices. Smith then constructs the ~~Fund’s~~Series’ portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.
Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout. Additionally, from time to time, in pursuing its investment strategies, the  ~~Fund~~Series may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market. ~~Smith considers~~The sub-advisor considers four primary factors when conducting the risk control and valuation screens. Those factors are: valuation, financial quality, stock volatility and corporate governance.
Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise. The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.
The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics.
Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout. When a stock is eliminated from the portfolio, it is generally replaced

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

with the stock that the investment team considers to be the next best stock that has been identified by ~~Smith’s~~the sub-advisor’s screening process. Additionally, from time to time, in pursuing its investment strategies, the ~~Fund~~Series may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.
The ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~
The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Equity Income Fund / Delaware VIP Equity Income Series

The ~~Fund~~Series invests, under normal circumstances, primarily in ~~dividend-paying stocks of~~ companies that the ~~Fund~~Series believes are undervalued in the market relative to their long term potential. Under normal circumstances, the ~~Fund~~Series will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy). For purposes of this

The ~~Fund~~Series invests, under normal circumstances, primarily in ~~dividend-paying stocks of~~ companies that the ~~Fund~~Series believes are undervalued in the market relative to their long term potential.  ~~The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.~~
~~The Fund may also write (sell) covered call options on securities it holds in order~~

The Life Series Fund’s investment strategy is to invest primarily in dividend paying stocks of companies that the Fund believes are undervalued. The Life Series Fund may also invest in stocks of companies that have the potential of paying dividends in the future.  The Acquiring Fund’s investment strategy is also to invest in companies that the Fund believes are undervalued,

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (ETFs) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer.  ~~The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies.  The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.~~
~~The Fund may write (sell) covered call options on the securities it holds to generate income.  A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period.~~
The ~~Fund~~Series generally uses a “bottom-up” approach in attempting to identify stocks that are undervalued. This means that the ~~Fund~~Series generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry. The ~~Fund~~Series also assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders, as well as, analyzing economic trends, interest rates, and industry diversification.

~~to generate income.  A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period.~~
In selecting stocks, the ~~Fund~~Series typically begins by identifying companies that pay dividends. The ~~Fund~~Series then analyzes companies that appear to be undervalued. Under normal circumstances, the ~~Fund~~Series will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy). For purposes of this 80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (~~“~~ETFs~~”~~) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer. The 80% policy is ~~non-fundamental~~nonfundamental and may be changed without shareholder approval, but the ~~Fund~~Series will provide shareholders with at least 60 days’ notice before changing this 80% policy. The ~~Fund~~Series generally uses a “bottom-up” approach to selecting investments. This means that the ~~Fund~~Series generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.
The ~~Fund~~Series assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders. Other considerations include analysis of economic trends, interest rates and industry diversification.
The ~~Fund~~Series normally will diversify its assets ~~among dividend-paying stocks of large-, mid- and small-size companies.~~

but not necessarily dividend-paying stocks or stocks of companies that have the potential of paying dividends in the future.

The Life Series Fund may write (sell) covered call options on securities it holds in order to generate income, but the Acquiring Fund typically does not.

The Life Series Fund normally will diversify its assets among large-, mid- and small-size companies, but diversifying assets by market capitalization is not part of the Acquiring Fund’s principal investment strategy.

It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

The ~~Fund~~Series may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.

~~The Series’ investment manager, Delaware Management Company (Manager), may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.~~

~~Market capitalization is not an initial factor during the security selection process, but it is considered in assembling the total portfolio.~~.
The ~~Fund~~Series may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
The  ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~
The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series’ security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.
The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Government Cash Management Fund / Delaware VIP Government Cash Management

The ~~Fund~~Series intends to operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940~~,~~ as amended. The ~~Fund~~Series will invest at least 99.5% of its total assets ~~in~~in (i) ~~U.S.~~US government securities; (ii) cash;

The ~~Fund~~Series intends to operate as a “government money market fund” as such term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (~~“~~1940 Act~~”~~). The ~~Fund~~Series will invest at least 99.5% of its total assets ~~in~~in (i) U.S. Government securities; (ii) cash; and/or (iii) repurchase agreements
None.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences
Series

and/or (iii) repurchase agreements that are collateralized fully by cash and/or ~~U.S.~~US government securities. In addition, under normal circumstances, the ~~Fund~~Series will invest at least 80% of its net assets, including any borrowings for investment purposes, in ~~U.S.~~US government securities and repurchase agreements collateralized fully by cash or ~~U.S.~~US Government securities. ~~U.S.~~US Government securities include: ~~U.S.~~US Treasury bills and notes; obligations issued by the ~~U.S.~~US Government, its agencies or instrumentalities, including securities issued by entities chartered by Congress that are not issued or guaranteed by the ~~U.S.~~US Treasury, including the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Farm Credit Banks; and obligations issued by issuers that are guaranteed as to principal or interest by the ~~U.S.~~US Government, its agencies or instrumentalities, including the Government National Mortgage Association. The ~~Fund~~Series may invest in fixed, variable and floating rate instruments. The ~~Fund~~Series generally invests in securities with remaining maturities of 397 days or less.

The ~~Fund’s~~Series’ portfolio is managed to meet regulatory requirements that permit the ~~Fund~~Series to maintain a stable net asset value (~~“~~NAV~~”~~) of $1.00 per share. These include requirements relating to the credit quality, maturity, liquidity and diversification of the ~~Fund’s~~Series investments.

that are collateralized fully by cash and/or ~~U.S.~~US Government securities. In addition, under normal circumstances, the ~~Fund~~Series will invest at least 80% of its net assets, including any borrowings for investment purposes, in ~~U.S.~~ US Government securities and repurchase agreements collateralized fully by cash or ~~U.S.~~US government securities. The 80% policy is ~~non-fundamental~~nonfundamental and may be changed without shareholder approval, but the ~~Fund~~Series will provide shareholders with at least 60 days’ notice before changing this 80% policy. ~~U.S.~~US Government securities include: U.S. Treasury bills and notes; other obligations that are issued by the ~~U.S.~~US Government, its agencies or instrumentalities, including securities that are issued by entities chartered by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury, including the Federal National Mortgage Association (~~“~~Fannie Mae~~”~~), Federal Home Loan Mortgage Corporation (~~“~~Freddie Mac~~”~~), Federal Home Loan Banks and Federal Farm Credit Banks; and obligations that are issued by issuers that are guaranteed as to principal or interest by the ~~U.S.~~US government, its agencies or instrumentalities, including the Government National Mortgage Association. The ~~Fund~~Series may invest in fixed, variable and floating rate instruments.

The ~~Fund~~Series invests only in securities that comply with the quality, maturity, liquidity, diversification and other requirements applicable to a “government money market fund” under Rule 2a-7 under the 1940 Act. The ~~Fund~~Series will invest only in securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The dollar-weighted average

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

portfolio maturity and dollar-weighted average portfolio life of the ~~Fund~~Series will not exceed 60 and 120 days, respectively. The ~~Fund~~Series uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value per share price.
The ~~Fund~~Series will only purchase securities that have been determined to present minimal credit risk. In making such a determination, the ~~Fund~~Series may consider the credit ratings assigned to securities by ratings services. If, after purchase, the credit quality of an investment deteriorates, the ~~Fund’s investment adviser~~Series’ Manager or, where required by applicable law and regulations, the ~~Fund’s~~Series’ Board of Trustees, will decide whether the investment should be held or sold. All portfolio instruments purchased by the ~~Fund~~Series will be denominated in U.S. dollars.
“Government money market funds” are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the ~~Fund’s~~Series’ Board of Trustees may elect to subject the ~~Fund~~Series to liquidity fee and gate requirements in the future, it has not elected to do so at this time and currently has no intention of doing so.
Information concerning the ~~Fund’s~~Series’ policies and procedures with respect to disclosure of the ~~Fund’s~~Series’ portfolio holdings is available in the ~~Fund’s~~Series’ Statement of Additional Information ~~(see back cover)~~.
The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus. . Information concerning the Series’ policies and procedures with respect to disclosure of the Series’ portfolio holdings is available in the Series’ Statement of Additional Information.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences
First Investors Life Series Growth & Income Fund / Delaware VIP Growth and Income Series

The ~~Fund~~Series primarily invests in common stocks that offer the potential for capital growth, current income or both. The ~~Fund~~Series primarily invests in common stocks of large-size companies. The ~~Fund~~Series may also invest in mid- and small-size companies. Some but not all of the companies the ~~Fund~~Series invests in may regularly pay dividends.
~~The Fund may write (sell) covered call options on the securities it holds to generate income.  A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period.~~
The ~~Fund~~Series generally uses a “bottom-up” approach to selecting investments. This means that the ~~Fund~~Series generally identifies potential investments through fundamental research and analysis and ~~thereafter~~also focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization. In deciding whether to buy or sell securities, the ~~Fund~~Series considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and the issuer’s valuation relative to its fundamentals and peers.
The ~~Fund~~Series may sell a security if it becomes fully valued, is no longer attractively valued, its fundamentals have deteriorated or

The ~~Fund~~Series primarily invests in common stocks that offer the potential for capital growth, current income or both. The ~~Fund~~Series primarily invests in large-size companies and may invest in small- and mid- size companies as well. Some of the companies the ~~Fund~~Series invests in may pay dividends, however not all will.
~~The Fund may write (sell) covered call options on the securities it holds to generate income.  A call option gives the purchaser of the option the right to buy and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period.~~
The ~~Fund~~Series generally uses a “bottom-up” approach to selecting investments. This means that the ~~Fund~~Series generally identifies potential investments through fundamental research and analysis and ~~thereafter~~also focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization. In deciding whether to buy or sell securities, the ~~Fund~~Series considers, among other things, ~~an~~the issuer’s financial strength, management, earnings growth or potential earnings growth and the issuer’s valuation relative to its fundamentals and peers.
The ~~Fund~~Series may sell a security if it becomes fully valued, is no longer attractively valued, its fundamentals have deteriorated or alternative investments become more attractive.
The  ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its

The Life Series Fund may write (sell) covered call options on securities it holds in order to generate income, but the Acquiring Fund typically does not.

It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

alternative investments become more attractive.

The Series’ investment manager, Delaware Management Company (Manager), may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

investment objectives. The ~~Fund~~Series may also choose not to take defensive positions.
~~The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.~~
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~

The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Opportunity Fund / Delaware VIP Opportunity Series

The ~~Fund~~Series invests primarily in mid- and small-size companies that the ~~Fund’s investment adviser, Foresters Investment Management Company, Inc.,~~Series’ Manager believes offer strong growth opportunities. The ~~Fund~~Series may also invest in exchange-traded funds (~~“~~ETFs~~”~~) to gain exposure to such securities. The ~~Fund~~Series may continue to hold stocks of companies that grow into larger companies and may also invest opportunistically in larger companies.

The ~~Fund~~Series uses a “bottom-up” approach to selecting investments. The ~~Fund~~Series uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; ~~above-average earnings growth potential;~~ and stocks that are attractively
.

The ~~Fund~~Series invests primarily in mid- and small-size companies that the ~~Fund’s adviser~~Series’ Manager believes offer strong growth opportunities. The ~~Fund~~Series also may invest in exchange-traded funds (~~“~~ETFs~~”~~) to gain exposure to such securities. The ~~Fund~~Series may continue to hold stocks of mid- and small-size companies that grow into large companies and may also invest opportunistically in stocks of larger companies.

The ~~Fund~~Series uses a “bottom-up” approach to selecting investments. The ~~Fund~~Series uses fundamental research to search for companies that ~~the Fund’s adviser believes~~ have one or more of the following: a strong balance sheet; experienced management; ~~above-average earnings growth potential;~~ and stocks that are attractively priced. The ~~Fund~~Series attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market

Above average earnings growth potential is a factor used by the investment adviser to select investments for the Life Series Fund, but not typically for the Acquiring Fund.

It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

priced. The ~~Fund~~Series attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.
The ~~Fund~~Series may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The ~~Fund~~Series may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL conditions.
The ~~Fund~~Series may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The ~~Fund~~Series may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.
The  ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~
The Manager may permit its affiliates, Macquarie Investment Management Global Limit execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Limited Duration Bond Fund / Delaware VIP Limited Duration Bond	Under normal circumstances, the ~~Fund~~Series will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds (80% policy). For purposes

Under normal circumstances, the ~~Fund~~Series will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds (80% policy). For purposes of this 80% policy, investment grade bonds also
The Acquiring Fund seeks to maintain an average weighted duration of between one and six years, whereas the Life Series Fund seeks to maintain an average duration of between one and three years.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences
Series

of this 80% policy, investment grade bonds also include other investment grade fixed-income securities.

Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (~~“~~Moody’s~~”~~) or Standard & Poor’s Financial Services LLC (S&P ~~Global Ratings (“S&P”~~) or that are unrated but determined by the ~~Fund’s investment adviser, Foresters Investment Management Company, Inc. (“Adviser”)~~Series’ investment manager, Delaware Management Company (Manager), to be of equivalent quality.
The ~~Fund~~Series may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the ~~U.S.~~US Government or ~~U.S.~~US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the ~~U.S.~~US Government), mortgage-backed and other asset-backed securities. In making investment decisions, the ~~Adviser~~Manager considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer’s financial condition. The ~~Adviser attempts to stay broadly diversified, but may emphasize certain industries based on its outlook.  The Adviser usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.  The Adviser~~Manager will not necessarily sell an investment if its rating is reduced.

include other investment grade fixed-income securities. The 80% policy is ~~non-fundamental~~nonfundamental and may be changed without shareholder approval, but the ~~Fund~~Series will provide shareholders with at least 60 days’ notice before changing this 80% policy.

The  ~~Fund~~Series defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s ~~Investors Service, Inc. (“Moody’s”)~~ or S&P ~~Global Ratings (“S&P”)~~ or that are unrated but determined by the ~~Fund’s Adviser~~Series’ Manager to be of equivalent quality.
The  ~~Fund~~Series may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the ~~U.S.~~US Government or ~~U.S.~~US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the ~~U.S.~~US Government), and mortgage-backed and other asset-backed securities. The ~~Fund~~Manager attempts to stay broadly diversified, but it may emphasize certain industries based on ~~Foresters Investment Management Company, Inc.’s (“Adviser”)~~the outlook for interest rates, economic forecasts and market conditions. In selecting investments ~~for the Fund~~, the ~~Adviser~~Manager considers, among other things, the issuer’s earnings and cash flow generating capabilities, asset quality, debt levels, industry characteristics and management strength. The ~~Adviser~~Manager also considers ratings assigned by ratings services in addition to its own research and investment analysis. The ~~Adviser~~Manager will not necessarily sell an investment if its rating is reduced. The ~~Adviser~~Manager usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.

It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

To a lesser extent, the  ~~Fund~~Series also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). ~~The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.~~ High yield bonds include bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by ~~Muzinich~~the Manager to be of equivalent quality. ~~Muzinich~~The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the ~~Fund, Muzinich primarily~~Series, the Manager focuses on investments it believes can generate attractive and consistent income. ~~Muzinich~~The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the ~~portfolio manager’s~~Manager’s expectations. In addition, the ~~Adviser~~Manager may also invest in exchange-traded funds (~~“~~ETFs~~”~~) that could expose the ~~Fund~~Series to high yield securities. The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the
“Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be

To a lesser extent, the  ~~Fund~~Series also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). ~~The Adviser has retained Muzinich & Co., Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.~~  High yield bonds include both bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by ~~Muzinich~~the Manager to be of equivalent quality. The ~~Fund~~Series may also be exposed to high yield securities through the ~~Adviser’s~~Manager’s investments in exchange-traded funds (~~“~~ETFs~~”~~).
In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the ill be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High yield securities may be backed by receivables or other assets. ~~Muzinich primarily focuses on investments it believes can generate attractive and consistent income.  In addition, Muzinich may seek investments~~The Manager attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole. Although ~~Muzinich~~the Manager will consider ratings assigned by ratings agencies in selecting

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

Additionally, from time to time, in pursuing its investment strategies, the ~~Fund~~Series may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.
The ~~Fund~~Series seeks to maintain an average weighted duration of between one and ~~three~~six years. Duration is a measurement of a bond’s sensitivity to changes in interest rates. For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for each year of duration. For example, if a portfolio of fixed income securities has an average weighted duration of ~~two~~six years, its value can be expected to fall about ~~2~~6% if interest rates rise by 1~~%~~. Conversely, the portfolio’s value can be expected to rise approximately ~~2~~6% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations. By comparison, a debt security’s “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is typically not equal to maturity.
The ~~Fund~~Series may invest in ~~U.S.~~US Treasury futures and options on ~~U.S.~~US Treasury futures to hedge against changes in interest rates.

high yield bonds, it relies principally on its own research and investment analysis. ~~Muzinich~~The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.
The ~~Adviser~~Manager seeks for the ~~Fund~~Series to maintain an average weighted duration of between one and ~~three~~six years. Duration is a measure of a bond’s or fixed income portfolio’s sensitivity to changes in interest rates. For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for every year of duration. For example, if a portfolio of fixed income securities has an average weighted duration of ~~two~~six years, its value can be expected to fall about ~~2~~6% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately ~~2~~6% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations. Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security. Duration is typically not equal to maturity. The ~~Adviser~~Manager may adjust the ~~Fund’s~~ average weighted duration based on its interest rate outlook. If it believes that interest rates are likely to fall, it may attempt to buy securities with longer maturities. By contrast, if it believes interest rates are likely to rise, it may attempt to buy securities with shorter maturities or sell securities with longer maturities.
The ~~Fund~~Series may invest in ~~U.S.~~US Treasury futures and options on ~~U.S.~~US Treasury futures to hedge against changes in interest rates.
Additionally, from time to time, in pursuing its investment strategies, the ~~Fund~~Series may hold significant

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

investments (25% or more of its assets) in a specific market sector, including the financials sector.
The  ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~

The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Special Situations Fund / Delaware VIP Special Situations Series

The ~~Fund~~Series invests primarily in common stocks of small-size companies that the ~~Fund’s adviser~~Series’ Manager believes are undervalued~~, and generally invests in companies that are experiencing a “special situation” that the Fund’s adviser believes makes them undervalued~~ relative to their long-term potential. ~~Developments creating special situations may include mergers, spin-offs, litigation resolution, new products, or management changes.  The Fund may~~The Series may also invest in stocks of mid-size or large companies. The ~~Fund~~Series also may invest in exchange-traded funds (~~“~~ETFs~~”~~) to gain exposure to stocks and in real estate investment trusts (~~“~~REITs~~”~~).

The ~~Fund~~Series invests primarily in common stocks of small-size companies that the ~~Fund’s adviser~~Series’ Manager believes are undervalued~~, and generally invests in companies that are experiencing a “special situation” that the Fund’s adviser believes makes them undervalued~~ relative to their long-term potential. ~~Developments creating special situations may include mergers, spin-offs, litigation resolution, new products, or management changes.~~  Although the ~~Fund~~Series normally invests in stocks of smaller size companies, the ~~Fund~~Series may also invest in stocks of mid-size or large companies. The ~~Fund~~Series also may invest in exchange-traded funds (~~“~~ETFs~~”~~) to gain exposure to stocks, and in real estate investment trusts (~~“~~REITs~~”~~).
The ~~Fund~~Series uses a “bottom-up” approach to selecting investments. The

Both Funds primarily invest in common stocks of small-size companies that the Fund’s adviser believes are undervalued.  The Life Series Fund also generally invests in companies that are experiencing a “special situation” that the Fund’s adviser believes  makes them undervalued relative to their long-term potential.

For the Acquiring Fund, special situations refer to purchasing the securities of domestic or foreign companies that the Manager expects will produce a positive return based on a specific catalyst or event either internally to the companies or externally within the macro economic

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

The ~~Fund~~Series uses a “bottom-up” approach to selecting investments. The ~~Fund~~Series uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.
The  ~~Fund~~Series may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-size company stock, its fundamentals have deteriorated or alternative investments become more attractive.
~~Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.~~
The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

~~Fund~~Series uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.
The  ~~Fund~~Series may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-size company stock, its fundamentals have deteriorated or alternative investments become more attractive.
The ~~Fund~~Series may, at times, engage in short-term trading, which could produce higher portfolio turnover, transaction costs and may result in a lower total return for the ~~Fund~~Series.
~~Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.~~
The ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~
The Manager may permit its affiliates, Macquarie Investment Management Global Limit execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

environment. Special situations investing does not focus on fundamental catalysts like traditional investment strategies typically do; therefore, while a company’s valuation may be a factor in the Manager’s buying and selling decision, the primary focus is on the catalyst that presents the special situations opportunity.

In addition, the investment strategy for the Life Series Fund provides for the Fund to hold significant investments (25% or more of its assets) in a specific market sector, whereas the Acquiring Fund does not concentrate its investments.

It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series International Fund / Delaware VIP International Series
The ~~Fund~~Series primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States. To a limited degree, the ~~Fund~~Series may also invest in companies based in the United States. The ~~Fund primarily relies~~Series may rely on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. ~~The Fund may consider a company to be located in a particular country even if it is not domiciled in, or have its principal place of business in, that country if at least 50% of its assets are in, or it expects to derive at least 50% of its total revenue or profits from, goods or services produced in or sales made in that country.~~

~~The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies.  The Fund’s holdings may be limited to the securities of 40 to 60 different issuers and may focus its investments in companies located in or tied economically to particular countries or regions.  The Fund may invest significantly in emerging or developing markets.~~  Additionally, from time to time, in pursuing its investment strategies, the ~~Fund~~Series may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector. The Series

The ~~Fund~~Series primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States. To a limited degree, the ~~Fund~~Series may also invest in companies based in the United States. The ~~Fund primarily relies~~Series may rely on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. The ~~Fund may consider a company to be located in a particular country even if it is not domiciled in, or have its principal place of business in, that country if at least 50% of its assets are in, or it expects to derive at least 50% of its total revenue or profits from, goods or services produced in or sales made in that country.~~
Series may invest in emerging or developing markets, and the Series may focus its investments in companies located in or tied economically to particular countries or regions. ~~The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies.  The Fund’s holdings may be limited to the securities of 40 to 60 different issuers.  The Fund may invest significantly in emerging or developing markets such as India and Brazil, and the Fund may focus its investments in companies located in or tied economically to particular countries or regions.~~
~~The subadviser selects investments for the Fund generally by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others.  The subadviser then further narrows that universe by using a bottom-up stock and business analysis approach.~~

The Acquiring Fund is a nondiversified fund, unlike the Life Series Fund. A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified. This change in diversification status may affect the risk/return profile for Fund shareholders.

The Life Series Fund typically invests in large to medium sized companies (measured by market capitalization), but the Acquiring Fund does not specify the size of companies in which it will invest.

As with the First Investors Fund, the Acquiring Fund seeks long-term capital growth through research-driven investment processes; however the factors considered by the Acquiring Fund to choose investments to achieve this objective differ from those taken into account by the First Investors Fund.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

is a nondiversified fund.
The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and ability to gain market share from competitors. In addition, these businesses will typically have identifiable triggers. An estimate for long-term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team only invests in companies once they can be bought within an adequate safety margin to the estimated fair value.
~~The subadviser selects investments by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others.  It then further narrows that universe by using a bottom-up stock and business analysis approach to identify companies whose businesses are highly profitable,~~

~~The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria.~~
~~The subadviser seeks to invest in companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.  The subadviser’s investment process also considers a company’s intrinsic value relative to its earnings power and market price.  The subadviser believes that investing in these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in market favor.~~
~~In determining which portfolio securities to sell, the subadviser focuses on the operating results of the companies, and not price quotations, to measure the potential success of an investment.  In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.~~

~~The Fund may enter into spot currency trades (i.e., for cash at the spot rate prevailing in the foreign currency market) in connection with the settlement of transactions in securities traded in foreign currency.~~  Additionally, from time to time, in pursuing its investment strategies, the ~~Fund~~Series may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector. The Series is a nondiversified series.
The investment process is bottom-up, research-driven. The aim is to produce

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

~~have consistent operating histories and financial performance and enjoy possible long-term economic prospects.  The subadviser also seeks to generate greater returns by investing in securities at a price below what it believes to be the company’s intrinsic worth.~~
~~In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.~~

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and ability to gain market share from competitors. In addition, these businesses will typically have identifiable triggers. An estimate for long-term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team only invests in companies once they can be bought within an adequate safety margin.
The ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~
The Manager may permit its affiliates, Macquarie Investment Management Global Limit execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Total Return Fund / Delaware VIP Total Return Series

The ~~Fund~~Series allocates its assets among stocks (US and foreign companies), bonds and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, the ~~Fund~~Series normally invests at least 50% of its net assets in stocks and ~~at least 30%~~ convertible securities with the remainder in bonds, cash and money market instruments. ~~Derivatives are included for the purposes of these allocations~~The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Series’ Manager.

In connection with the determination of the ~~Fund’s~~Series’ allocation ranges, ~~Foresters Investment Management Company, Inc. (“Adviser”)~~, the Series’ investment manager, Delaware Management Company (Manager), considers various factors, including existing and projected market conditions for equity and fixed income securities. Once the asset allocation for bonds, stocks and money market instruments has been set, the ~~Adviser~~Manager uses fundamental research and analysis to determine which particular investments to purchase or sell. The percentage allocations within the above ranges ~~are actively monitored by the Fund’s portfolio managers and~~ may change due to,

The ~~Fund~~Series allocates its assets among stocks (US and foreign companies), bonds and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, the ~~Fund~~Series normally invests at least 50% of its net assets in stocks and ~~at least 30%~~convertible securities with the remainder in bonds, cash~~,~~ and money market instruments. Derivatives are included for the purpose of these allocations.

In connection with the determination of the ~~Fund’s~~Series’ allocation ranges, ~~Foresters Investment Management Company, Inc. (“Adviser”)~~the Manager considers various factors, including existing and projected market conditions for equity and fixed income securities. Once the asset allocation for bonds, stocks and money market instruments has been set, the ~~Adviser~~Manager uses fundamental research and analysis to determine which particular investments to purchase or sell. The percentage allocations within the above ranges are actively monitored by the ~~Fund’s~~Series’ ~~portfolio managers~~Manager and may change due to, among other things, market fluctuations or reallocation decisions by the portfolio ~~managers~~Manager. Reallocations outside of the above ranges are expected to occur infrequently.
The ~~Adviser~~Manager selects investments in common stocks based on their potential for capital growth, current income or both. The ~~Adviser~~Manager considers, among other things, the issuer’s financial strength,

None. (Please note that the restrictions related to derivatives that appear to have been added to the Acquiring Fund’s investment strategies are found in the Life Series Fund’s SAI instead of the prospectus)

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

among other things, market fluctuations or reallocation decisions by the ~~portfolio managers~~Manager. Reallocations ~~outside of the above ranges~~ are expected to occur infrequently In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited (MIMGL), and
Macquarie Funds Management Hong Kong Limited (MFMHKL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The Series may permit its affiliates, MIMGL and MFMHKL, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.
The ~~Fund’s~~Series’ investments in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for capital growth, current income, or both. In selecting stocks, the ~~Adviser~~Manager considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.

management, earnings growth potential and history (if any) of paying dividends. The ~~Adviser~~Manager will normally diversify the ~~Fund’s~~Series’ stock holdings among stocks of large-, mid- and small-size companies.
In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the ill be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The ~~Adviser~~Manager selects individual investments in bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics. The ~~Adviser~~Manager will typically diversify its bond holdings among different types of bonds and other debt securities, including corporate bonds, ~~U.S.~~US Government securities, ~~U.S.~~US Government-sponsored enterprise securities, which may not be backed by the full faith and credit of the ~~U.S.~~US Government, and mortgage-backed and other asset-backed securities.
The  ~~Adviser~~Manager may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.
~~To a lesser extent, the Fund~~The Series may also ~~invests~~invest in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”)~~.  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund~~. High yield bonds include both

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

The ~~Fund’s~~Series’ investments in bonds are primarily diversified among different types of bonds and other debt securities, including corporate bonds, ~~U.S.~~US Government securities~~, U.S. government sponsored enterprise securities, which may not be backed by the full faith and credit of the U.S. government,~~ and mortgage-backed and other asset-backed securities. The ~~Adviser~~Manager selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics. The ~~Adviser~~Manager may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.
~~To a lesser extent, the Fund~~The Series may also ~~invests~~invest in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). ~~The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.~~ High yield bonds include bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by ~~S&P Global Ratings~~Standard & Poor’s as well as unrated bonds that are determined by ~~Muzinich~~the Manager to be of equivalent quality. ~~Muzinich~~The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, but ~~relies~~rely principally on ~~its~~their own research and investment analysis. In managing ~~its~~the high yield, below investment grade corporate bond portion of the ~~Fund, Muzinich primarily~~Series, bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by ~~S&P Global Ratings~~Standard & Poor’s as well as unrated bonds that are determined by ~~Muzinich~~the Manager to be of equivalent quality. The ~~Fund~~Series may also be exposed to high yield securities through the ~~Adviser’s~~Manager’s investments in exchange-traded funds (~~“~~ETFs~~”~~).
High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High yield securities may be backed by receivables or other assets. ~~Muzinich~~The Manager primarily ~~focuses~~focus on investments ~~it believes~~they believe can generate attractive and consistent income. In addition, ~~Muzinich~~the manager may seek investments that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although ~~Muzinich~~the Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, ~~it relies~~they rely principally on ~~its~~their own research and investment analysis. ~~Muzinich~~The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. ~~It~~They may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The Series may also invest in real estate related companies and real estate investment trusts (REITs).
The ~~Fund~~Series may also invest in ~~U.S.~~US Treasury futures and options on ~~U.S.~~US Treasury futures to hedge against changes in interest rates.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

the Manager focuses on investments ~~it believes~~they believe can generate attractive and consistent income. ~~Muzinich~~The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the ~~portfolio manager’s~~Manager’s expectations.
In addition, the ~~Adviser~~Manager may also invest in exchange-traded funds (~~“~~ETFs~~”~~) that could expose the ~~Fund~~Series to high yield securities.

The Series may also invest in real estate related companies and real estate investment trusts (REITs).
The ~~Fund~~Series may also invest in ~~U.S.~~US Treasury futures and options on ~~U.S.~~US Treasury futures to hedge against changes in interest rates.
The Series will not invest more than 20% of its net assets in derivatives in the aggregate. For purposes of calculating this 20% limitation, the Series will use the market value of a derivatives instrument.

The ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).~~
The Series will not invest more than 20% of its net assets in derivatives in the aggregate. For purposes of calculating this 20% limitation, the Series will use the market value of a derivative instrument.
The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

First Investors Life Series Investment Grade Fund / Delaware VIP Investment Grade Series

Under normal circumstances, the ~~Fund~~Series invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities. Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s ~~Investors Service, Inc. (“Moody’s”)~~ or S&P ~~Global Ratings (“S&P”)~~ or that are unrated but determined by the ~~Fund’s investment adviser, Foresters Investment Management Company, Inc. (“Adviser”)~~Series’ investment manager, Delaware Management Company (Manager), to be of

Under normal circumstances, the ~~Fund~~Series invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities (80% policy). The 80% policy is ~~non-fundamental~~nonfundamental and may be changed without shareholder approval, but the ~~Fund~~Series will provide shareholders with at least 60 days~~’~~ notice before changing this 80% policy. The ~~Fund~~Series defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s ~~Investors Service, Inc. (“Moody’s”)~~ or S&P ~~Global Ratings (“S&P”)~~ or that are unrated but determined by the ~~Fund’s Adviser~~Series’ Manager to be of

The Life Series Fund does not disclose investments in derivatives as a principal investment strategy except that the Fund may invest in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates. The Acquiring Fund may use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, or to effect diversification, the Acquiring Fund will use derivatives to manage

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

equivalent quality.

The ~~Fund~~Series primarily invests in investment grade corporate bonds. The ~~Fund~~Series may also invest in other investment grade securities, including securities issued or guaranteed by the ~~U.S.~~US Government or ~~U.S.~~US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the ~~U.S.~~US Government) and investment grade mortgage-backed and other asset-backed securities. In making investment decisions, the ~~Adviser~~Manager considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer’s financial condition. The Adviser attempts to stay broadly diversified, but may emphasize certain industries based on its outlook.  The Adviser usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.  The ~~Adviser~~Manager will not necessarily sell an investment if its rating is reduced.
To a lesser extent, the  ~~Fund~~Series also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). ~~The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadvisor to manage this portion of the Fund.~~  High yield bonds include bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by ~~Muzinich~~the Manager to be of equivalent quality. ~~Muzinich~~The Manager will consider ratings assigned by ratings equivalent quality. The ~~Fund~~Series will not necessarily sell an investment if its rating is reduced.

The  ~~Fund~~Series invests primarily in investment grade corporate bonds. The ~~Fund~~Series may also invest in other investment grade securities, including securities issued or guaranteed by the ~~U.S.~~US Government or ~~U.S.~~US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the ~~U.S.~~US Government) and investment grade mortgage-backed and other asset-backed securities. The ~~Fund~~Manager attempts to stay broadly diversified, but it may emphasize certain industries based on the ~~Foresters Investment Management Company, Inc. (“Adviser”)~~ outlook for interest rates, economic forecasts and market conditions. In selecting investments, the ~~Adviser~~Manager considers, among other things, the issuer’s earnings and cash flow generating capabilities, asset quality, debt levels, industry characteristics and management strength. The ~~Adviser~~Manager also considers ratings assigned by ratings services in addition to its own research and investment analysis. The ~~Adviser~~Manager usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.
In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the ill be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The  ~~Adviser~~Manager may adjust the

duration, to earn additional income, or to gain exposure to a market (or segment of a market). It will not use derivatives for reasons inconsistent with its investment objective. The Manager for the Acquiring Fund also researches and continually monitors the creditworthiness of current or potential counterparties to its derivatives transactions.

It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the ~~Fund, Muzinich primarily~~Series, the Manager focuses on investments it believes can generate attractive and consistent income. ~~Muzinich~~The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the ~~portfolio manager’s~~Manager’s expectations. In addition, the ~~Adviser~~Manager may also invest in exchange-traded funds (~~“~~ETFs~~”~~) that could expose the ~~Fund~~Series to high yield securities.
The ~~Fund~~Series may invest in securities of any maturity or duration, but may adjust its average portfolio weighted duration or maturity in anticipation of interest rate changes. For example, if the ~~Fund~~Series expects interest rates to rise, it may seek to reduce its average portfolio weighted duration and maturity. The ~~Fund~~Series may also invest in ~~U.S.~~US Treasury futures and options on ~~U.S.~~US Treasury futures to hedge against changes in interest rates.
Additionally, from time to time, in pursuing its investment strategies, the ~~Fund~~Series may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.

average weighted maturity of the securities in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it may attempt to buy securities with longer maturities. By contrast, if it believes interest rates are likely to rise, it may attempt to buy securities with shorter maturities or sell securities with longer maturities.
To a lesser extent, the ~~Fund~~Series also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). ~~The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.~~  High yield bonds include both bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by ~~Muzinich~~the Manager to be of equivalent quality. The ~~Fund~~Series may also be exposed to high yield securities through the ~~Adviser’s~~Manager’s investments in exchange traded funds (~~“~~ETFs~~”~~). Additionally, from time to time, in pursuing its investment strategies, the Series may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.
High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High yield securities may be backed by receivables or other assets.
The Manager attempts to invest in bonds ~~Muzinich primarily focuses on investments it believes can generate attractive and consistent income.  In addition, Muzinich may seek investments~~ that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

Although ~~Muzinich~~the Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. ~~Muzinich~~The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the ~~portfolio manager’s~~Manager’s expectations. It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The ~~Fund~~Series may invest in securities of any maturity or duration, but may adjust its average portfolio weighted duration or maturity in anticipation of interest rate changes. For example, if the ~~Fund~~Series expects interest rates to increase, it may seek to reduce its average portfolio weighted duration and maturity. The ~~Fund~~Series may also invest in ~~U.S.~~US Treasury futures and options on ~~U.S.~~US Treasury futures to hedge against changes in interest rates.
~~Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.~~
The ~~Fund~~Series reserves the right to take temporary defensive positions that are inconsistent with the ~~Fund’s~~Series’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The ~~Fund~~Series may also choose not to take defensive positions.
~~Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of~~

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
Life Series Fund / Acquiring Fund	Investment Strategies as Listed in Summary Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Investment Strategies as Listed in Statutory Prospectus** **Changes show difference between Life Series investment strategies and Acquiring Fund investment strategies	Material Differences

~~Additional Information (see back cover).~~
While the Series may use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, or to effect diversification, the Series will use derivatives to manage duration, to earn additional income, or to gain exposure to a market (or segment of a market). It will not use derivatives for reasons inconsistent with its investment objective. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties to its derivatives transactions.
The Statement of Additional Information also describes non-principal investment strategies that the ~~Fund~~Series may use, including investing in other types of investments that are not described in this prospectus.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Covered Call Strategy Fund
American Depositary Receipts Risk.  ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity, more volatility, different governmental regulations, and the potential for political and economic instability.

Call Options Risk.  Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind or value.

Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and its share price.

Exchange-Traded Funds Risk.  The risks of investing in securities of ETFs typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

High Portfolio Turnover and Frequent Trading Risk.  High portfolio turnover could increase the Fund’s transaction costs and negatively impact performance.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or a change in interest rates.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions.

American depositary receipts risk — ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity, more volatility, different governmental regulations, and the potential for political and economic instability.

Call options risk — Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the Series will give up the opportunity to benefit from potential increases in the value of a Series asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Series to significant additional costs.  Derivatives may be difficult to sell, unwind or value.

Dividend risk — At times, the Series may not be able to identify attractive dividend-paying stocks. The income received by the Series will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Series’ ability to pay dividends and its share price.

Exchange-traded funds risk — The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ operating expenses may be higher and performance may be lower.

High portfolio turnover and frequent trading risk — High portfolio turnover could increase the Series’ transaction costs and negatively impact performance.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or a change in interest rates. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling investments to meet redemptions.
Delaware VIP Covered Call Strategy Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, except that the Life Series Fund is subject to Sector Risk and the Acquiring Fund is not. In addition, the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Covered Call Strategy Fund (cont.)
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  The Fund may be significantly invested in the information technology sector, meaning that the value of its shares may be particularly vulnerable to factors affecting that sector, such as intense competition, government regulation and potentially rapid product obsolescence.  Companies in this sector also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.  Declines in certain securities could detract from the Fund’s returns even when the broad market is flat or increasing and the Fund’s call option writing strategy may make it difficult for the Fund to dispose of underperforming securities.

Mid-size and small-size company risk — The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Delaware VIP Covered Call Strategy Series (cont.)

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Equity Income Fund
Call Options Risk. Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and its share price.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid-to small-size company stocks at reasonable prices.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Undervalued Securities Risk.  The Fund seeks to invest in securities that the Fund’s adviser believes are undervalued and that it believes will rise in value due to anticipated events or changes in investor perceptions.  If these developments do not occur, the market price of these securities may not rise as expected or may fall.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Series’ overall portfolio will be less volatile than the general stock market. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Undervalued securities risk — The Series seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.

Delaware VIP Equity Income Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, except that the Life Series Fund is subject to Call Options Risk, Dividend Risk, and Mid-Size and Small-Size Company Risk and the Acquiring Fund is not. In addition, the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Fund For Income
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer.

Floating Rate Loan Risk.  The value of any collateral securing a floating rate loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate.  It may take significantly longer than 7 days for investments in floating rate loans to settle, which can adversely affect the Fund’s ability to timely honor redemptions.  In the event of a default, it may be difficult to collect on any collateral and a floating rate loan can decline significantly in value. The Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws.  Although senior loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.  If a floating rate loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  High yield floating rate loans usually are more credit sensitive.  Floating rate loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Fund, therefore, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”), including floating rate loans, have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  The interest rates on floating rate securities adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments, meaning that they could remain sensitive over the short-term to interest rate changes.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.

Credit risk — A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer.

Floating rate loan risk — The value of any collateral securing a floating rate loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take significantly longer than 7 days for investments in floating rate loans to settle, which can adversely affect the Series’ ability to timely honor redemptions. In the event of a default, it may be difficult to collect on any collateral and a floating rate loan can decline significantly in value. The Series’ access to collateral may also be limited by bankruptcy or other insolvency laws. Although senior loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. If a floating rate loan is acquired through an assignment, the Series may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. High yield floating rate loans usually are more credit sensitive. Floating rate loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Series, therefore, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

High yield securities risk — The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Floating rate securities may be less sensitive than fixed-rate instruments to interest rate changes, but they could remain sensitive over the short-term to interest rate changes. The interest rates on floating rate securities adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments. Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Delaware VIP Fund for Income Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, with the exception of the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, which, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Fund For Income (cont.)
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. High yield securities and loans tend to be less liquid.  Floating rate loans generally are subject to legal or contractual restrictions on resale and may trade infrequently.  Assignments of bank loans and bonds also may be less liquid because of potential delays in the settlement process or restrictions on resale.

Market Risk.  The floating rate loan, high yield loan and bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements. High yield securities and loans tend to be less liquid. Floating rate loans generally are subject to legal or contractual restrictions on resale and may trade infrequently. Assignments of bank loans and bonds also may be less liquid at times because of potential delays in the settlement process or restrictions on resale.

Market risk — The floating rate loan, high yield loan and bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Delaware VIP Fund for Income Series (cont.)

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Government Cash Management Fund
Credit Risk.  The U.S. government securities the Fund invests in may or may not be backed by the full faith and credit of the U.S. government.  Securities issued by U.S. government sponsored enterprises are supported only by the credit of the issuing entity.  The value of an investment will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature.  This could cause the Fund’s NAV to decline below $1.00 per share.

Interest Rate Risk.  Like the values of other debt instruments, the market values of U.S government securities are affected by changes in interest rates.  When interest rates rise, the market values of U.S. government securities generally decline.  This could cause the Fund’s NAV to decline below $1.00 per share.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.

Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund’s ability to maintain a $1.00 share price.

Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions or cause the Fund’s NAV to decline below $1.00 per share.  Supply issues could arise within the U.S. Treasury securities market as demand increases for U.S. government securities.

Repurchase Agreement Risk.  If the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security, the Fund may suffer delays, incur costs and lose money in exercising its rights.

Yield Risk.  The yields received by the Fund on its investments will generally decline as interest rates decline.

Credit risk — The US Government securities the Series invests in may or may not be backed by the full faith and credit of the US Government. Securities issued by US Government sponsored enterprises are supported only by the credit of the issuing entity. The value of an investment will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature. This could cause the Series’ NAV to decline below $1.00 per share.

Interest rate risk — Like the values of other debt instruments, the market values of US government securities are affected by changes in interest rates. When interest rates rise, the market values of US government securities generally decline. This could cause the Series’ NAV to decline below $1.00 per share. Interest rates across the US economy have recently increased and may continue to increase, thereby heightening the Series’ exposure to the risks associated with rising interest rates.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Series’ ability to maintain a $1.00 share price.

Market risk — The prices of the debt securities held by the Series may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions or cause the Series’ NAV to decline below $1.00 per share. Supply issues could arise within the US Treasury securities market as demand increases for US Government securities.

Repurchase agreement risk — If the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security, the Series may suffer delays, incur costs and lose money in exercising its rights.

Yield risk — The yields received by the Series on its investments will generally decline as interest rates decline.
			Delaware VIP Government Cash Management Series	The Life Series Fund and the Acquiring Fund have the same principal investment risks. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Growth & Income Fund
Call Options Risk.  Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and its share price.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  The Fund’s investments in potential growth opportunities may increase the potential volatility of its share price.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Undervalued Securities Risk.  The Fund seeks to invest in securities that the Fund’s adviser believes are undervalued and that it believes will rise in value due to anticipated events or changes in investor perceptions.  If these developments do not occur, the market price of these securities may not rise as expected or may fall.

Dividend risk — At times, the Series may not be able to identify attractive dividend-paying stocks. The income received by the Series will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Series’ ability to pay dividends and its share price.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that an investment therein will be less volatile than the general stock market. The Series’ investments in potential growth opportunities may increase the potential volatility of its share price. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

Mid-size and small-size company risk — The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Undervalued securities risk — The Series seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.
Delaware VIP Growth and Income Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, except that the Life Series Fund is subject to Call Options Risk and the Acquiring Fund is not. In addition, the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series International Fund
Emerging Markets Risk.  The risks of investing in foreign securities are heightened when investing in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable, resulting in more volatile rates of returns than developed markets and substantially greater risk.

Focused Portfolio Risk.  Because the Fund’s assets may be invested in a limited number of issuers, its performance may be more volatile than other funds whose portfolios contain a larger number of securities.

Foreign Securities Risk.  There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that area.  As a result, it may be more volatile than a more geographically diversified fund.

Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Mid-Size and Small-Size Company Risk.  The market risk associated with the securities of mid- and small-size companies is generally greater than that associated with securities of larger, more established companies because such securities tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.

Emerging markets risk — The risks of investing in foreign securities are heightened when investing in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable, resulting in more volatile rates of returns than developed markets and substantially greater risk.

Foreign securities risk — There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions. To the extent the Series invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that area. As a result, it may be more volatile than a more geographically diversified fund.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

Nondiversification risk — A nondiversified series has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the series. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified series may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.
Delaware VIP International Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, except that the Acquiring Fund is subject to nondiversification risk. A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified. This change in diversification status may affect the risk/return profile for Fund shareholders.

In addition, the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, while phrased differently, are similar to one another in terms of the risk involved.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series International Fund (cont.)
Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  The Fund may be significantly invested in the consumer staples sector, meaning the value of its shares may be particularly vulnerable to factors affecting that sector, such as the health of the overall economy, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Sector risk — The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the consumer staples sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the health of the overall economy, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Delaware VIP International Series (cont.)
Life Series Investment Grade Fund
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”) have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.

Credit risk — A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans. Securities issued by US Government-sponsored enterprises are supported only by the credit of the issuing entity.

Derivatives risk — Investments in US Treasury futures and options on US Treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Series’ share price and may expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

High yield securities risk — The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Delaware VIP Investment Grade Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, with the exception of the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, which, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Investment Grade Fund (cont.)
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.  High yield securities tend to be less liquid.

Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase the Fund’s sensitivity to interest rates and its potential for price declines.

Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  The Fund may be significantly invested in the financials sector, meaning that the value of its shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements. High yield securities tend to be less liquid.

Market risk — The prices of the debt securities held by the Series may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

Prepayment and extension risk — When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Series’ income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase the Series’ sensitivity to interest rates and its potential for price declines.

Sector risk — The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Delaware VIP Investment Grade Series (cont.)

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Limited Duration Bond Fund
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund’s income may decline if it has to reinvest the proceeds at a lower interest rate.

Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”) have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.

Credit risk — A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans. Securities issued by US Government-sponsored enterprises are supported only by the credit of the issuing entity.

Derivatives risk — Investments in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Series’ share price and may expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

High yield securities risk — The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Delaware VIP Limited Duration Bond Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, except that the Life Series Fund is subject to Call Risk and the Acquiring Fund is not. In addition, the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Limited Duration Bond Fund (cont.)
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. High yield securities tend to be less liquid.

Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  The Fund may be significantly invested in the financials sector, meaning that the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements. High yield securities tend to be less liquid.

Market risk — The prices of the debt securities held by the Series may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions. Certain investments may be difficult or impossible to sell at a favorable time or price when the Series requires liquidity to make redemptions.

Prepayment and extension risk — When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Series’ income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly which, will generally increase both the Series’ sensitivity to interest rates and its potential for price declines.

Sector risk — The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Delaware VIP Limited Duration Bond Series (cont.)

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Opportunity Fund
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

Mid-size and small-size company risk — The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Delaware VIP Opportunity Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, with the exception of the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, which, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Select Growth Fund
Focused Portfolio Risk.  Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, its performance may be more volatile than other funds whose portfolios contain a larger number of securities.

Growth Stock Risk.  The Fund’s focus on growth stocks increases the potential volatility of its share price.  If expectations are not met, the prices of these stocks may decline significantly.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  The Fund may be significantly invested in the information technology sector, meaning that the value of its shares may be particularly vulnerable to factors affecting that sector, such as intense competition and potentially rapid product obsolescence. Companies in this sector also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Focused portfolio risk — Because the Series generally invests in a limited portfolio of only 40 to 45 stocks, its performance may be more volatile than other funds whose portfolios may contain a larger number of securities.

Growth stock risk — The Series’ focus on growth stocks increases the potential volatility of its share price. If expectations are not met, the prices of these stocks may decline significantly.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

Mid-size and small-size company risk — The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Sector risk — The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the information technology sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as intense competition and potentially rapid product obsolescence. Companies in this sector also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Delaware VIP Growth Equity Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, with the exception of the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, which, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Special Situations Fund
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests.  In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

REIT Risk.  In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  As a result, investments in REITs may be volatile.  REITs are pooled investment vehicles with their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.

Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  The Fund may be significantly invested in the financials sector, meaning that the value of its shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Small-Size and Mid-Size Company Risk.  The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of small- and mid-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell small- to-mid size company stocks at reasonable prices.

Undervalued Securities Risk.  The Fund seeks to invest in stocks that the Fund’s adviser believes are undervalued and that it believes will rise in value due to anticipated events or changes in investor perceptions.  If these developments do not occur, the market price of these securities may not rise as expected or may fall.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

REIT risk — In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Small-size and mid-size company risk — The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of small- and mid-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell small- to mid-size company stocks at reasonable prices.

Undervalued securities risk — The Series seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.
Delaware VIP Special Situations Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, except that the Life Series Fund is subject to Sector Risk and the Acquiring Fund is not. In addition, the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Total Return Fund
Allocation Risk.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and other asset-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”) have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.

Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Similarly, bond prices fluctuate in value with changes in interest rates, the economy and circumstances directly involving issuers.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.  Certain investments may be difficult or impossible to sell at a favorable time or price when the Fund requires liquidity to make redemptions.

Allocation risk — The Series may allocate assets to investment classes that underperform other classes. For example, the Series may be overweighted in stocks when the stock market is falling and the bond market is rising.

Credit risk — A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer  and, in the case of mortgage-backed and other asset-backed securities, the credit quality of the underlying loans. Securities issued by US Government-sponsored enterprises are supported only by the credit of the issuing entity.

Derivatives risk — Investments in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Series’ share price and may expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

High yield securities risk — The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Securities with longer maturities and durations are generally more sensitive to interest rate changes.

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and circumstances directly involving issuers. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions. Certain investments may be difficult or impossible to sell at a favorable time or price when the Series requires liquidity to make redemptions.
Delaware VIP Total Return Series
The Life Series Fund and the Acquiring Fund have the same principal investment risks, with the exception of the Acquiring Fund’s Active management and selection risk and the Life Series Fund’s Security Selection Risk, which, while phrased differently, are similar to one another in terms of the risk involved. It is not anticipated that the Reorganization will change the risk/return profile for Fund shareholders.

COMPARISON OF SUMMARY RISKS
First Investors Fund	Life Series Fund Risks	Acquiring Fund Risks	Acquiring Fund	Material Differences
Life Series Total Return Fund (cont.)
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

Mid-size and small-size company risk — The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Prepayment and extension risk — When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Series’ income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase both the Series’ sensitivity to rising interest rates and its potential for price declines.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Foreign securities risk — There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding an issuer's financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government  and some foreign governments  may default on principal and interest payments. To the extent the Series significantly  invests in securities of a single country or region, it is more likely to be affected by events or conditions of that area. As a result, it may be more volatile than a more geographically diversified fund.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements. High yield securities and loans tend to be less liquid. Floating rate loans generally are subject to legal or contractual restrictions on resale and may trade infrequently. Bonds also may be less liquid because of potential delays in the settlement process or restrictions on resale.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REIT risk — In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through”  of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile.  REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

Delaware VIP Total Return Series (cont.)

EXHIBIT D
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
The Form of Agreement and Plan of Reorganization have been included to provide shareholders with information regarding their terms. They are not intended to provide any other factual information about the Life Series Fund or the Acquiring Fund. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [___] day of [__________], 2019 by and among:  (i) each of the First Investors  open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”), separately, where applicable, on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); and (ii) each of the Delaware Funds by Macquarie open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately, on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”). Foresters Investment Management Company, Inc. (“FIMCO”) joins this Agreement solely for purposes of Sections 1.2(f), 5.1(a), 9.2, 14 and 16.3. Macquarie Investment Management Business Trust, on behalf of its series Delaware Management Company (“MIMBT”), joins this agreement solely for purposes of Sections 1.2(f), 5.1(a), 9.2, 14, and 16.3.
WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund of equal value to the Net Assets (as defined in Section 1.2(c)) of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”).  Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets or liabilities, created solely for the purpose of acquiring the Assets and Liabilities (each as defined in Section 1.2) of the Target Fund;
WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (“Code”).
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS
1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.
1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the others, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:
(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.
(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 2.1(a) (collectively, “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof, except as contemplated under Section 4.1(f).
(c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”).  Each Target Fund will use its best efforts to discharge all known Liabilities prior to or at the Closing Date (as defined in Section 2.1(a)) to the extent possible and consistent with its own investment objectives and policies and normal business operations.  The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”
(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law.  Such distribution to the Target Fund Shareholders and liquidation of  the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class.  The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.
(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
(f) Beginning at least forty-five (45) business days prior to the Closing Date, the Target Fund will provide MIMBT and the Acquiring Fund with a daily schedule of the Assets then held by the Target Fund, with current market values. At least thirty (30) business days prior to the Closing Date, and ten (10) business days prior to the Closing Date, MIMBT, on behalf of the Acquiring Fund, will advise FIMCO and the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under applicable law; or (ii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund.  Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and in the Target Fund’s discretion, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, make a good faith effort to liquidate such investments prior to the Closing Date.  Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to liquidate any Assets, if, in the reasonable judgment of the Target Entity’s board of trustees or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

(g) The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least thirty (30) business days prior to the Closing Date.
(h) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.
(i) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.
2.	VALUATION
2.1. With respect to each Reorganization:
(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees.  On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.
(b) The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the close of business on the Closing Date.
(c) The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the corresponding class of the Target Fund outstanding as of the Closing Date. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.
(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE
3.1. Each Reorganization shall close on the date of the closing of the transactions contemplated by that certain Asset Purchase Agreement (the “Transaction Agreement”) dated as of April 6, 2019, by and among Foresters Investment Management Company, Inc., a New York corporation, Macquarie Management Holdings, Inc., a Delaware corporation, Macquarie Financial Holdings Pty Limited, an Australian proprietary company formed under the laws of the Commonwealth of Australia, and The Independent Order of Foresters, a fraternal benefit society organized under the laws of Canada, or such other date as the parties may mutually agree with respect to any or all Reorganizations (the “Closing Date”).  All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the applicable Target Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”).  The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.
3.2. With respect to each Reorganization:
(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be presented, transferred and delivered by the Target Fund’s custodian (the “Target Custodian”) as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.  The Target Fund shall direct the Target Custodian to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian.  A draft of such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such final certificates and other written instruments shall be transferred and delivered by the Target Custodian as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof.  The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.  At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.
(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary).  The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.
(d) The Target Entity shall direct the transfer agent for a Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e) In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.
4.	REPRESENTATIONS AND WARRANTIES
4.1. Each Target Entity, on behalf of itself or, where applicable a Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:

(a) The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder.  The Target Fund is a duly established and designated separate series of the Target Entity;
(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened.  All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;
(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;
(d) To the knowledge of the Target Fund, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations.  To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with,  its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.  To the knowledge of the Target Fund, all advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;
(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to only those restrictions on the full transfer thereof as when they were held by the Target Fund, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will, as applicable, acquire assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets;
(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;
(h) To the knowledge of the Target Fund, except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date, provided that such assigned contracts are identified on Schedule 4.1(h);

(i) To the knowledge of the Target Fund, except as set forth on Schedule 4.1(i), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement.  The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.  The Target Fund (i) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (ii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iii) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (iv) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for Taxes (as defined below) not yet due and payable or as contemplated by Section 4.1(f); and (v) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;
(j) The financial statements of the Target Fund for the most recently completed fiscal year have been, or will be, audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A.  To the knowledge of the Target Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, are or will be, as applicable, prepared in accordance with GAAP consistently applied, and such statements (copies of which, if available, have been furnished or made available to the Acquiring Fund) present fairly, or will present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or, to the knowledge of the Target Fund, is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;
(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;
(l) To the knowledge of the Target Fund, on the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) for the prior three (3) taxable years for which Tax Returns have been due shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of

Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code as of the last taxable year quarter end of the Target Fund closing on or before the Closing Date. The Target Fund will not have as of the Closing Date any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund.  If a Target Fund serves as a funding vehicle for variable contracts (life insurance or annuity), the Target Fund, with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as such a funding vehicle, has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date.  Each Target Fund that serves as a funding vehicle for variable contracts (life insurance or annuity) has been managed and its business has been conducted so that no variable contract holder is or will be taxable on such Target Fund’s income and gains as a result of the investor control doctrine.  The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations promulgated thereunder.  To their knowledge, since their inception, each of the First Investors Tax Exempt Income Fund, First Investors Tax Exempt Opportunities Fund, First Investors California Tax Exempt Fund, First Investors New Jersey Tax Exempt Fund, First Investors New York Tax Exempt Fund and First Investors Oregon Tax Exempt Fund has qualified to pay “exempt-interest dividends” as such term is defined in Section 852 of the Code;
(n) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;
(o) The Target Fund has not undergone, has not agreed to undergo, nor, to its knowledge, is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(p) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service (the “Service”) or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;
(q) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;
(r) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws.  All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund;
(s) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(t) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information requested by the Acquiring Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not, to its knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;
(v) To the knowledge of the Target Fund, the books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(w) The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;
(x) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(y) The Target Fund has no unamortized or unpaid organizational fees or expenses; and
4.2. Each Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:
(a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;
(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date.  No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;
(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;
(f) Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement.  The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations.  The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1) of the Code.  The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to MIMBT or its affiliate to secure any required initial shareholder approvals;
(h) On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;
(i) The Acquiring Fund: (i) was formed for the purpose of the respective Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, (iv) holds and has held no property and has and has had no Tax attributes, and (v) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;
(l) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(m) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by MIMBT or its affiliates;
(n) As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and
4.3. With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:
(a) The net asset value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be equal to the net asset value of the Target Fund shares it actually or constructively surrenders in exchange therefor;
(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;
(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and
(d) Immediately following consummation of the Reorganization: (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same Assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than dividends and redemption payments) Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.
5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY
5.1. With respect to each Reorganization:
(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects.  The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations.  In order to facilitate the transfer of Assets at the Closing Date, MIMBT may request in writing that FIMCO use commercially reasonable efforts, subject to FIMCO’s fiduciary duty, as applicable, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three (3) days prior to the Closing Date. FIMCO agrees that it will accommodate such requests if in FIMCO’s discretion such trading restrictions may practicably be implemented and are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.
(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”).  If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.
(c) The Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein.   In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for a period of up to 120 days or such longer period as is mutually agreed upon by the parties.
(d)  The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
(e) The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and MIMBT in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or MIMBT.
(f) The Target Entity will provide the Acquiring Fund with: (i) a schedule, as set forth in Schedule 5.1(f), certified by the Treasurer of the Target Entity, stating that the various statements, books and records set forth in Schedule 5.1(f) exist and specifying the location of such statements, books and records and the means by which the Acquiring Entity can access them (the “Schedule of Statements, Books and Records”); and (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”).  The Schedule of Statements, Books and Records shall be provided at the Closing.  The ASC 740-10 Workpapers shall be provided at least sixty (60) days prior to the Closing Date.
(g) The Target Fund will prepare and deliver to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Entity.
(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.
(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.
(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.
(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
(n) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code.  None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.
(o) At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) any legal opinions that have been issued to or for the benefit of the Target Fund and which have continuing relevance and (ii) with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

(p) The limited contingent deferred sales charge (“CDSC”) applicable to Class A of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A shares of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY
6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;
(c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;
(d) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;
(e) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;
(f) The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the shares of the Target Fund as of the time and date set forth in Section 3; and
(g) The Target Entity shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:
(i) The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and each has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;
(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(iii) The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, the Target Fund and FIMCO, it is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;
(iv) The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and  non-assessable by the Acquiring Entity, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and
(v) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY
7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Schedule of Statements, Books and Records, (iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and (iv) the ASC 740-10 Workpapers. The information to be provided under (ii) and (iv) of this subsection shall be provided in accordance with the timing set forth in Section 5.1(f) hereof;
(c) The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;
(d) The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Fund’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Fund’s President or the Target Fund’s Vice President, as applicable;
(e) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;
(f) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;
(g) The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;
(h) The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Closing Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;
(i) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and
(j) The Acquiring Entity shall have received on the Closing Date an opinion of counsel to each Target Entity (which may rely on certificates of officers or trustees of the Target Entity), with such assumptions and limitations as shall be in the opinion of counsel appropriate or customary to render the opinions therein, covering the following points:
(i) The Target Entity is a statutory trust, validly existing and in good standing as a statutory trust under the laws of the State of Delaware, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;
(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(iii) The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, the Acquiring Fund and MIMBT, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms; and

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document, each as provided to counsel in a fact certificate by an officer of the Target Entity, pertaining to, or material to the business or financial condition of, the Target Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY
With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;
8.2. The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;
8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6. The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Stradley Ronon in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6.  In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates.  Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein.  Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code.  Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6;
8.7. All of the transactions contemplated by the Transaction Agreement have been consummated.
9.	BROKERAGE FEES AND EXPENSES
9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2. MIMBT and FIMCO will bear all of the expenses of the Target Entity and Acquiring Entity relating to the Reorganizations, whether or not the Reorganizations are consummated. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), organizing each Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, expenses of holding shareholders’ meetings, and other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, exchange fees, and securities registration fees).
10.	COOPERATION AND EXCHANGE OF INFORMATION
With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the corresponding Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose.  Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.
11.	INDEMNIFICATION
11.1. With respect to a Reorganization, the applicable Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement.  This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.
11.2. With respect to a Reorganization, the applicable Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the applicable Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement.  This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.
12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
12.1. Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.
13.	TERMINATION
In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by:  (i) mutual agreement of the parties; (ii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before April 6, 2020; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied; or (iv) by the board of trustees of either the Target Entity or Acquiring Entity.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. Further, this Agreement shall automatically terminate upon the termination of the Transaction Agreement.
14.	AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.
15.	NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:
For each Target Entity:
c/o Foresters Investment Management Company, Inc.
40 Wall Street, 10th Floor
New York, NY 10005
Fax: _________________
Attn: E. Blake Moore, Jr., President

With a copy to:

K&L Gates LLP
1601 K Street, N.W.
Washington, DC 20006
Fax: (202) 778-9100
Attn: Robert J. Zutz

For Foresters Investment Management Company, Inc.:
40 Wall Street, 10th Floor
New York, NY 10005
Fax: _________________
Attn: E. Blake Moore, Jr., President

With a copy to:

Scott K. Richardson
40 Wall Street, 10th Floor
New York, NY 10005
Fax: _________________
For each Acquiring Entity and MIMBT:
2005 Market Street
Philadelphia, PA 19103
Fax: [______________]
Attn: David F. Connor, General Counsel
with a copy to:
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103-7098
Fax: (215) 564-8120
Attn:  Bruce G. Leto
16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
16.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
16.5. Each Target Entity is a Delaware statutory trust. With respect to the Reorganization of each Target Fund that is a series of a Target Entity, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Amended and Restated Trust Instrument of the Target Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target

Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund.
16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
17.	PUBLICITY/CONFIDENTIALITY
17.1. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.
17.2. The Target Entity, the Acquiring Entity, FIMCO and MIMBT (for purposes of this Section 17, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
17.3. In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.
Delaware Group Equity Funds IV, on behalf of its series identified on Exhibit A hereto By: _________________________________ Name: Title:	First Investors Equity Funds, on behalf of its series identified on Exhibit A hereto By: _________________________________ Name: Title:
Delaware Group Limited-Term Government Funds, on behalf of its series identified on Exhibit A hereto By: _________________________________ Name: Title:	First Investors Income Funds, on behalf of its series identified on Exhibit A hereto By: _________________________________ Name: Title:
Delaware VIP Trust, on behalf of its series identified on Exhibit A hereto By: _________________________________ Name: Title:	First Investors Life Series Funds, on behalf of its series identified on Exhibit A hereto By: _________________________________ Name: Title:
First Investors Tax Exempt Funds, on behalf of its series identified on Exhibit A hereto By: _________________________________ Name: Title:

Macquarie Investment Management Business  Trust, on behalf of its series, Delaware Management Company, solely with respect to Sections 1.2(f), 5.1(a), 9.2, 14 and 16.3
By:   _________________________________
Name:
Title:

Foresters Investment Management Company, Inc., solely with respect to 1.2(f), 5.1(a), 9.2, 14 and 16.3 By: _________________________________ Name: Title:

EXHIBIT A

CHART OF REORGANIZATIONS

Target Trust/Fund (and share classes)	Corresponding Acquiring Trust/Fund (and share classes)
First Investors Equity Funds	Delaware Group Equity Funds IV
First Investors Growth & Income Fund Class A Adviser Class Institutional Class	Delaware Growth and Income Fund Class A Institutional Class Class R6
First Investors Equity Income Fund Class A Adviser Class Institutional Class	Delaware Equity Income Fund Class A Institutional Class Class R6
First Investors Select Growth Fund Class A Adviser Class Institutional Class	Delaware Growth Equity Fund Class A Institutional Class Class R6
First Investors Opportunity Fund Class A Adviser Class Institutional Class	Delaware Opportunity Fund Class A Institutional Class Class R6
First Investors Special Situations Fund Class A Adviser Class Institutional Class	Delaware Special Situations Fund Class A Institutional Class Class R6
First Investors Global Fund Class A Adviser Class Institutional Class	Delaware Global Equity Fund Class A Institutional Class Class R6
First Investors International Fund Class A Adviser Class Institutional Class	Delaware International Fund Class A Institutional Class Class R6
First Investors Total Return Fund Class A Adviser Class	Delaware Total Return Fund Class A Institutional Class

Target Trust/Fund (and share classes)	Corresponding Acquiring Trust/Fund (and share classes)
Institutional Class	Class R6
First Investors Covered Call Strategy Fund Class A Adviser Class Institutional Class	Delaware Covered Call Strategy Fund Class A Institutional Class Class R6
First Investors Hedged U.S. Equity Opportunities Fund Class A Adviser Class Institutional Class	Delaware Hedged U.S. Equity Opportunities Fund Class A Institutional Class Class R6
First Investors Premium Income Fund Class A Adviser Class Institutional Class	Delaware Premium Income Fund Class A Institutional Class Class R6

First Investors Tax-Exempt Funds	Delaware Group Limited-Term Government Funds
First Investors Tax Exempt Income Fund Class A Adviser Class Institutional Class	Delaware Tax-Exempt Income Fund Class A Institutional Class Class R6
First Investors Tax Exempt Opportunities Fund Class A Adviser Class Institutional Class	Delaware Tax-Exempt Opportunities Fund Class A Institutional Class Class R6
First Investors California Tax Exempt Fund Class A Adviser Class Institutional Class	Delaware Tax-Free California II Fund Class A Institutional Class Class R6
First Investors New Jersey Tax Exempt Fund Class A Adviser Class Institutional Class	Delaware Tax-Free New Jersey Fund Class A Institutional Class Class R6
First Investors New York Tax Exempt Fund Class A	Delaware Tax-Free New York II Fund Class A

Target Trust/Fund (and share classes)	Corresponding Acquiring Trust/Fund (and share classes)
Adviser Class Institutional Class	Institutional Class Class R6
First Investors Oregon Tax Exempt Fund Class A Adviser Class Institutional Class	Delaware Tax-Free Oregon Fund Class A Institutional Class Class R6

First Investors Income Funds	Delaware Group Equity Funds IV
First Investors Limited Duration Bond Fund Class A Adviser Class Institutional Class	Delaware Limited Duration Bond Fund Class A Institutional Class Class R6
First Investors Investment Grade Fund Class A Adviser Class Institutional Class	Delaware Investment Grade Fund Class A Institutional Class Class R6
First Investors Floating Rate Fund Class A Adviser Class Institutional Class	Delaware Floating Rate II Fund Class A Institutional Class Class R6
First Investors Fund for Income Class A Adviser Class Institutional Class	Delaware Fund for Income Class A Institutional Class Class R6
First Investors Strategic Income Fund Class A Adviser Class	Delaware Strategic Income II Fund Class A Institutional Class
First Investors International Opportunities Bond Fund Class A Adviser Class Institutional Class	Delaware International Opportunities Bond Fund Class A Institutional Class Class R6
First Investors Government Cash Management Fund Class A Institutional Class	Delaware Government Cash Management Fund Class A Institutional Class

Target Trust/Fund (and share classes)	Corresponding Acquiring Trust/Fund (and share classes)

First Investors Life Series Funds	Delaware VIP Trust
First Investors Life Series Equity Income Fund	Delaware VIP Equity Income Series
First Investors Life Series Growth & Income Fund	Delaware VIP Growth and Income Series
First Investors Life Series Select Growth Fund	Delaware VIP Growth Equity Series
First Investors Life Series Opportunity Fund	Delaware VIP Opportunity Series
First Investors Life Series Special Situations Fund	Delaware VIP Special Situations Series
First Investors Life Series International Fund	Delaware VIP International Series
First Investors Life Series Total Return Fund	Delaware VIP Total Return Series
First Investors Life Series Limited Duration Bond Fund	Delaware VIP Limited Duration Bond Series
First Investors Life Series Investment Grade Fund	Delaware VIP Investment Grade Series
First Investors Life Series Fund for Income Fund	Delaware VIP Fund for Income Series
First Investors Life Series Covered Call Strategy Fund	Delaware VIP Covered Call Strategy Series
First Investors Life Series Government Cash Management Fund	Delaware VIP Government Cash Management Series

Schedule 4.1(h)
Assigned Contracts

Schedule 4.1(i)
Target Fund/Target Entity Litigation, Administrative Proceedings and Investigations

Schedule 4.2(f)
Acquiring Fund Litigation, Administrative Proceedings and Investigations

Schedule 5.1(f)
Acquiring Fund Statements, Books and Records

Type of Statements, Books or Records	Location	Method of Access
Shareholder ledger accounts including, without limitation:

• the name, address and taxpayer identification number of each shareholder of record,
• the number of shares of beneficial interest held by each shareholder,
• the dividend reinvestment elections applicable to each shareholder, and
• the backup withholding and nonresident alien withholding certifications

Information in connection with the Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Income Tax Regulations”)

Notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets

Year-end shareholder tax reporting information including ICI broker files, Tax insert letters, and supporting calculations for the Target Fund
All IRS Forms 8937 (Report of Organizational Actions Affecting Basis of Securities) filed or posted by the Target Fund
Statement of the respective Tax[1] basis (by lot) and holding period as of the most recent Tax year end of the Target Fund of all portfolio securities to be transferred by the Target Fund to the Acquiring Fund

Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date[2]
A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code

All Tax Returns filed by or on behalf of the Target Fund (including

1 For the avoidance of doubt, the terms “Tax” or “Taxes” and “Tax Return” as used in this Schedule 5.1(f) shall be as set forth in Section 4.1(l) of this Agreement.
2 For the avoidance of doubt, such Tax books and records shall include, but not be limited to, a statement of the current earnings and profits of the Target Fund for U.S. federal income tax purposes, a statement of the items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code and the current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the Code and the Income Tax Regulations for all periods including, but not limited to, up to and including the Closing Date.

extensions)
Any of the following that have been issued to or for the benefit of the Target Fund: (a) rulings, determinations, holdings or opinions issued by any Tax authority and (b) Tax opinions
All books and records related to testing the qualification of the Target Fund, excluding the C Corporation Target Fund, as a regulated investment company for Tax purposes (e.g., distribution requirement, qualifying income requirement, quarterly asset diversification requirement)

All books and records relating to the filing of FBARs (FinCEN Form 114, Report of Foreign Bank and Financial Accounts) by the Target Fund
Current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the 1940 Act, including, without limitation, Section 31(a) of the 1940 Act and the rules thereunder, for all periods including, but not limited to, up to and including the Closing Date

Schedule 8.6
Tax Opinions

With respect to each Reorganization:
(i) The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.
(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.
(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.
(v) The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
(vi) The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.
(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.
(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.
(xi) With respect to the insurance-related funds only assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Code, and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for shareholders whose contract values are determined by investment in shares of the Acquired Fund.
This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

EXHIBIT E
FINANCIAL HIGHLIGHTS
The financial highlight tables are intended to help you understand the Life Series Funds’ financial performance for the past five fiscal years and are included in the Life Series Funds’ prospectuses which are each incorporated herein by reference.  The financial highlights tables below provide additional information for the most recent annual reporting period for the Life Series Funds.   The Life Series Fund’s fiscal year end is December 31.
The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year ended December 31 except as otherwise indicated.

	P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
		Investment Operations				Less Distributions from						Ratio to Average Net Assets**				Ratio to Average Net Assets Before Expenses Waived or Assumed
	Net Asset Value, Beginning of Period/Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period/Year	Total Return*	Net Assets End of Period/Year (in millions)	Net Expenses Before Fee Credits	***	Net Investment Income		Expenses	***	Net Investment Income	Portfolio Turnover Rate

COVERED CALL STRATEGY FUND
2016(d)	$10.00	$ .07	(a)	$ .46	$ .53	$ --	--	$ -	$10.53	5.30%††	$10	1.73	% †	.97	% †	N/A		N/A	96%††
2017	10.53	.14	(a)	1.02	$ 1.16	.04	--	.04	$11.65	11.07	11	1.06		1.26		N/A		N/A	143
2018	11.65	.16	(a)	(1.31)	$ (1.15)	.13	--	.13	$10.37	(9.99)	17.98			1.44		N/A		N/A	87

EQUITY INCOME FUND
2014	$20.89	$ .35		$ 1.28	$ 1.63	$ .36	$ .87	$ 1.23	$21.29	8.26%	$110.81%			1.76%		N/A		N/A	25%
2015	21.29	.40	(a)	(.58)	(.18)	.35	.75	1.10	20.01	(1.03)	107.81			1.97		N/A		N/A	24
2016	20.01	.42	(a)	2.03	2.45	.40	.70	1.10	21.36	13.28	117.81			2.09		N/A		N/A	20
2017	21.36	.40	(a)	2.81	3.21	.42	.51	.93	23.64	15.52	130.80			1.81		N/A		N/A	18
2018	23.64	.66	(a)	(2.57)	$ (1.91)	.43	.69	1.12	20.61	(8.42)	114.81			2.92		N/A		N/A	50

FUND FOR INCOME
2014	$6.84	$ .34		$ (.28)	$ .06	$ .37	--	$ .37	$6.53	.79%	$99.85%			4.88%		N/A		N/A	41%
2015	6.53	.30	(a)	(.40)	(.10)	.36	--	.36	6.07	(1.85)	95.86			4.86		N/A		N/A	45

2016	6.07	.30	(a)	.34	.64	.35		--	.35		6.36	11.12	101.89			4.85		N/A		N/A		56
2017	6.36	.30	(a)	.12	.42	.33		--	.33		6.45	6.82	106.89			4.70		N/A		N/A		66
2018	6.45	.30	(a)	(.46)	$ (.16)	.33		--	.33		5.96	(2.58)	100.91			4.93		N/A		N/A		73

GOVERNMENT CASH MANAGEMENT FUND(e)
2014	$1.00	$ --		--	--	$ --		--	$ -		$1.00	.00%	$10.08		%(b)	.00%		.99%		(.91)%		N/A
2015	1.00	--	(a)	--	--	--		--	--		1.00	.00	14.13		(b)	.00		1.09		(.96)		N/A
2016	1.00	--	(a)	--	--	--		--	--		1.00	.00	10.38		(b)	.00		1.15		(.78)		N/A
2017	1.00	--	(a)	--	--	.00	(c)	--	.00	(c)	1.00	.26	9.60		(b)	.25		1.19		(.34)		N/A
2018	1.00	.01	(a)	--	.01	.01		--	.01		1.00	1.24	12.60		(b)	1.26		1.06		.80		N/A

GROWTH & INCOME FUND
2014	$44.89	$ .54		$ 2.82	$ 3.36	$ .53		$ .29	$ .82		$47.43	7.65%	$493.78%			1.18%		N/A		N/A		21%
2015	47.43	.60	(a)	(1.87)	(1.27)	.55		2.50	3.05		43.11	(3.12)	457.78			1.33		N/A		N/A		23
2016	43.11	.69	(a)	3.08	3.77	.61		2.09	2.70		44.18	9.88	475.79			1.67		N/A		N/A		21
2017	44.18	.66	(a)	7.09	7.75	.71		1.77	2.48		49.45	18.28	532.78			1.45		N/A		N/A		17
2018	49.45	.72	(a)	(5.48)	(4.76)	.68		2.17	2.85		41.84	(10.17)	449.77			1.54		N/A		N/A		58

INTERNATIONAL FUND
2014	$20.62	$ .23		$ .26	$ .49	$ .23		$ --	$ .23		$20.88	2.39%	$131.92%			1.10%		N/A		N/A		28%
2015	20.88	.26	(a)	.47	.73	.23		--	.23		21.38	3.49	134.87			1.22		N/A		N/A		27
2016	21.38	.27	(a)	(1.17)	(.90)	.26		--	.26		20.22	(4.20)	124.87			1.28		N/A		N/A		37
2017	20.22	.22	(a)	6.38	6.60	.25		--	.25		26.57	32.96	160.84			.90		N/A		N/A		29
2018	26.57	.21	(a)	(3.29)	(3.08)	.21		1.20	1.41		22.08	(12.16)	142.86			.84		N/A		N/A		50

INVESTMENT GRADE FUND
2014	$11.03	$ .42		$ .21	$ .63	$ .46		--	$ .46		$11.20	5.86%	$63.69%			2.78%		.84%		2.63%		45%
2015	11.20	.34	(a)	(.37)	(.03)	.47		--	.47		10.70	(.35)	62.68			3.12		.83		2.97		37
2016	10.70	.33	(a)	.15	.48	.45		--	.45		10.73	4.65	64.68			3.02		.83		2.87		40
2017	10.73	.31	(a)	.18	.49	.42		--	.42		10.80	4.72	66.68			2.93		.83		2.78		60
2018	10.80	.31	(a)	(.53)	(.22)	.40		--	.40		10.18	(2.03)	62.70			3.05		.85		2.90		53

LIMITED DURATION BOND FUND(g)
2014(f)	$10.00	$ (.13)		$ (.13)	$ (.26)	$ --		--	$ -		$9.74	(2.60) %††	$3	5.82	% †	(4.25)	% †	5.97	% †	(4.40)	% †	11%††
2015	9.74	.01	(a)	(.06)	(.05)	--		--	--		9.69	(.51)	6	1.44		.11		1.59		(.04)		94

	2016	9.69	(.03)	(a)	.09	.06	.09	--	.09	9.66	.64	8	1.06		(.34)	1.21	(.49)	78
	2017	9.66	.10	(a)	.02	.12	.17	--	.17	9.61	1.26	7	1.01		1.09	1.16	.94	82
	2018	9.61	.05	(a)	(.07)	(.02)	.25	--	.25	9.34	(.22)	34	1.15		.49	1.30	.34	268

	OPPORTUNITY FUND
	2014	$14.08	$ .03		$ .78	$ .81	$ --	$ .01	$ .01	$14.88	5.73%	$27	1.01%		.31%	N/A	N/A	31%
	2015	14.88	.08	(a)	(.20)	(.12)	.03	--	.03	14.73	(.81)	40.89			.53	N/A	N/A	45
	2016	14.73	.12	(a)	1.09	1.21	.07	--	.07	15.87	8.26	53.87			.83	N/A	N/A	31
	2017	15.87	.10	(a)	2.90	3.00	.11	--	.11	18.76	19.00	70.84			.59	N/A	N/A	30
	2018	18.76	.24	(a)	(3.08)	(2.84)	.10	.24	.34	15.58	(15.38)	64.83			1.34	N/A	N/A	59

	SELECT GROWTH FUND													\
	2014	$12.69	$ .05		$ 1.66	$ 1.71	$ .05	$ .01	$ .06	$14.34	13.53%	$44.83%			.43%	N/A	N/A	37%
	2015	14.34	.09	(a)	.38	.47	.05	.78	.83	13.98	3.21	48.83			.65	N/A	N/A	43
	2016	13.98	.08	(a)	.36	.44	.09	.96	1.05	13.37	4.04	52.83			.61	N/A	N/A	64
	2017	13.37	.06	(a)	3.97	4.03	.08	1.45	1.53	15.87	32.80	70.81			.40	N/A	N/A	52
	2018	15.87	.05	(a)	(.57)	(.52)	.06	1.15	1.21	14.14	(3.79)	74.81			.34	N/A	N/A	31

	SPECIAL SITUATIONS FUND
	2014	$38.97	$ .22		$ 1.82	$ 2.04	$ .18	$ 6.61	$ 6.79	$34.22	6.30%	$209.80%			.66%	N/A	N/A	41%
	2015	34.22	.18	(a)	(.27)	(.09)	.22	1.51	1.73	32.40	(.52)	202.80			.52	N/A	N/A	46
	2016	32.40	.33	(a)	4.28	4.61	.18	2.19	2.37	34.64	16.10	224.81			1.06	N/A	N/A	31
	2017	34.64	.15	(a)	6.06	6.21	.33	.44	.77	40.08	18.26	256.80			.40	N/A	N/A	38
	2018	40.08	.23	(a)	(6.17)	(5.94)	.18	5.10	5.28	28.86	(16.60)	210.80			.65	N/A	N/A	54

	TOTAL RETURN FUND
	2014	$11.62	$ .09		$ .60	$ .69	$ .01	$ --	$ .01	$12.30	5.97%	$29.96%			.96%	N/A	N/A	53%
	2015	12.30	.15	(a)	(.34)	(.19)	.13	--	.13	11.98	(1.61)	37.89			1.20	N/A	N/A	39
	2016	11.98	.18	(a)	.59	.77	.17	--	.17	12.58	6.62	40.89			1.45	N/A	N/A	67
	2017	12.58	.18	(a)	1.28	1.46	.21	--	.21	13.83	11.75	48.86			1.39	N/A	N/A	48
	2018	13.83	.24	(a)	(1.28)	(1.04)	.22	.07	.29	12.50	(7.65)	52.90			1.80	N/A	N/A	68

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).

***	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of New York Mellon or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)
For each of the periods shown, FIMCO voluntarily waived advisory fees to limit the Fund's overall expense ratio to .60% and waived additional advisory fees and assumed other expenses to prevent a negative yield on the Funds' shares (Note 4).

(c)	Due to rounding, amount is less than .005 per share.
(d)	For the period May 2, 2016 (commencement of operations) to December 31, 2016.
(e)	Prior to October 3, 2016, known as Cash Management Fund.
(f)	For the period July 1, 2014 (commencement of operations) to December 31, 2014.
(g)	Prior to January 31, 2018, known as Limited Duration High Quality Bond Fund.

See notes to financial statements

EXHIBIT F
Outstanding Shares of the First Investors Life Series Funds
As of June 28, 2019, there were the following number of shares outstanding of each Life Series Fund:

Life Series Fund	Shares Outstanding
First Investors Life Series Covered Call Strategy Fund	1,851,883.512
First Investors Life Series Equity Income Fund	6,122,742.298
First Investors Life Series Fund For Income	17,556,155.775
First Investors Life Series Government Cash Management Fund	10,011,240.360
First Investors Life Series Growth & Income Fund	12,716,183.986
First Investors Life Series International Fund	6,994,455.221
First Investors Life Series Investment Grade Fund	6,136,837.095
First Investors Life Series Limited Duration Bond Fund	3,548,673.306
First Investors Life Series Opportunity Fund	4,347,287.037
First Investors Life Series Select Growth Fund	5,714,761.801
First Investors Life Series Special Situations Fund	7,779,212.093
First Investors Life Series Total Return Fund	4,306,416.103

F-1

EXHIBIT G
Ownership of the Life Series Funds
Significant Holders
Listed below is the name and percent ownership of each person who, as of June 28, 2019, to the best knowledge of the Life Series Funds owned 5% or more of the outstanding shares of each class of each Life Series Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Life Series Fund is presumed to “control” the fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.
Name	Fund	Class of Shares	Percent Owned of Record*
FLIAC	Life Series Opportunity Fund	Standard	100%
FLIAC	Life Series Equity Income Fund	Standard	100%
FLIAC	Life Series Growth & Income Fund	Standard	100%
FLIAC	Life Series Select Growth Fund	Standard	100%
FLIAC	Life Series Opportunity Fund	Standard	85.1%
Sammons Midland National	Life Series Opportunity Fund	Standard	14.9%
FLIAC	Life Series Special Situations Fund	Standard	100%
FLIAC	Life Series International Fund	Standard	99.1%
FLIAC	Life Series Total Return Fund	Standard	99.2%
FLIAC	Life Series Limited Duration Bond Fund	Standard	100%
FLIAC	Life Series Investment Grade Fund	Standard	100%
FLIAC	Life Series Fund For Income	Standard	100%
FLIAC	Life Series Covered Call Strategy Fund	Standard	99.5%
FLIAC	Life Series Government Cash Management Fund	Standard	100%
__________
*Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of each Life Series Fund, the ownership of shares of a Life Series Fund by executive officers and trustees of the Fund as a group constituted less than 1% of each outstanding class of shares of the Life Series Fund as of June 28, 2019.
G-1

EXHIBIT H

COMPARISON OF INVESTMENT ADVISORY FEES

First Investors Fund Name	First Investors Subadviser (if applicable) (1)	Current Management Fee (2)(3)	Current Total Expense Ratio (after waivers if applicable) (2)	Acquiring Delaware Fund (4)	Acquiring Fund Subadviser (if applicable)	Estimated Acquiring Fund Management Fee (3) (5)	Estimated Acquiring Fund Total Expense Ratio (after waivers if applicable) (5)
Life Series Equity Income Fund	-	0.75%	0.81%	VIP Equity Income Series	MFMHKL MIMGL	0.65%	0.70%
Life Series Growth & Income Fund	-	0.73%	0.78%	VIP Growth and Income Series	MFMHKL MIMGL	0.65%	0.70%
Life Series Select Growth Fund	Smith	0.75%	0.81%	VIP Growth Equity Series	Smith	0.65%	0.73%
Life Series Opportunity Fund	-	0.75%	0.84%	VIP Opportunity Series	MFMHKL MIMGL	0.75%	0.83%
Life Series Special Situations Fund	-	0.75%	0.80%	VIP Special Situations Series	MFMHKL MIMGL	0.75%	0.80%
Life Series International Fund	Vontobel	0.75%	0.86%	VIP International Series	MFMHKL MIMGL	0.85%	0.84%
Life Series Total Return Fund	Muzinich	0.75%	0.91%	VIP Total Return Series	MFMHKL MIMAK MIMEL MIMGL	0.65%	0.77%
Life Series Limited Duration Bond Fund	Muzinich	0.75%	1.32%	VIP Limited Duration Bond Series	MIMAK MIMEL MIMGL	0.50%	0.55%
Life Series Investment Grade Fund	Muzinich	0.75%	0.87%	VIP Investment Grade Series	MIMAK MIMEL MIMGL	0.50%	0.60%
Life Series Fund For Income	Muzinich	0.75%	0.91%	VIP Fund For Income Series	MIMAK MIMEL MIMGL	0.65%	0.74%
Life Series Covered Call Strategy Fund	ZCM	0.75%	0.98%	VIP Covered Call Strategy Series	ZCM	0.75%	0.98%

First Investors Fund Name	First Investors Subadviser (if applicable) (1)	Current Management Fee (2)(3)	Current Total Expense Ratio (after waivers if applicable) (2)	Acquiring Delaware Fund (4)	Acquiring Fund Subadviser (if applicable)	Estimated Acquiring Fund Management Fee (3) (5)	Estimated Acquiring Fund Total Expense Ratio (after waivers if applicable) (5)
Life Series Government Cash Management Fund	-	0.75%	1.06%	VIP Government Cash Management Series	-	0.45%	0.70%
[1] Investment adviser for all FI Funds is Foresters Investment Management Company, Inc.
[2] Fees and expenses are from the most current Prospectus.
[3] Management fees cannot be shown after waivers as waivers are applied to different components of the expenses. The TER shows the amount an investor pays after waivers.
[4] The Acquiring Delaware Funds are newly created funds within the Delaware Funds complex that each correspond to a First Investors Fund.
[5] Fees and expenses are estimates based on current expense information and were calculated at a $10 billion AUM level for the First Investors Fund Family.  Actual fees and expenses could differ based on a variety of variables.  Estimated expenses for Delaware VIP Series are Standard Share Class

Comparative Investment Advisory Fee Schedules
Life Series Fund	Life Series Fund Investment Advisory Fee Schedule	Corresponding Acquiring Fund	Corresponding Acquiring Fund Investment Advisory Fee Schedule
First Investors Life Series Equity Income Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Equity Income Series	Up to $500 mil 0.65% $500-$1 bil 0.60% $1-$2.5 bil 0.55% Above $2.5 bil 0.50%
First Investors Life Series Growth & Income	Up to $250 mil 0.75% $250 mil-$500 mil 0.72%	Delaware VIP Growth and Income Series	Up to $500 mil 0.65% $500-$1 bil 0.60%

	$500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%		$1-$2.5 bil 0.55% Above $2.5 bil 0.50%
First Investors Life Series Select Growth Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Growth Equity Series	Up to $500 mil 0.65% $500-$1 bil 0.60% $1-$2.5 bil 0.55% Above $2.5 bil 0.50%
First Investors Life Series Opportunity Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Opportunity Series	Up to $500 mil 0.75% $500-$1 bil 0.70% $1-$2.5 bil 0.65% Above $2.5 bil 0.60%
First Investors Life Series Special Situations Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Special Situations Series	Up to $500 mil 0.75% $500-$1 bil 0.70% $1-$2.5 bil 0.65% Above $2.5 bil 0.60%
First Investors Life Series	Up to $250 mil 0.75%	Delaware VIP International Series	Up to $500 mil 0.85%

International Fund	$250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%		$500-$1 bil 0.80% $1-$2.5 bil 0.75% Above $2.5 bil 0.70%
First Investors Life Series Total Return Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Total Return Series	Up to $500 mil 0.65% $500-$1 bil 0.60% $1-$2.5 bil 0.55% Above $2.5 bil 0.50%
First Investors Life Series Limited Duration Bond Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Limited Duration Bond Series	Up to $500 mil 0.50% $500-$1 bil 0.475% $1-$2.5 bil 0.45% Above $2.5 bil 0.425%
First Investors Life Series Investment Grade Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Investment Grade Series	Up to $500 mil 0.50% $500-$1 bil 0.475% $1-$2.5 bil 0.45% Above $2.5 bil 0.425%
First Investors		Delaware VIP Fund for

Life Series Fund For Income	Up to $250 mil 0.75% $250-$500 mil 0.72% $500-$750 mil 0.69% $750-$1.25 bil 0.66% $1.25 - $1.75 bil 0.64% $1.75 -$2.25 bil 0.62% Above $2.5 bil 0.60%	Income Series	Up to $500 mil 0.65% $500-$1 bil 0.60% $1-$2.5 bil 0.55% Above $2.5 bil 0.50%
First Investors Life Series Covered Call Strategy Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Covered Call Strategy Series	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%
First Investors Life Series Government Cash Management Fund	Up to $250 mil 0.75% $250 mil-$500 mil 0.72% $500 mil-$750 mil 0.69% $750 mil-$1.25 bil 0.66% $1.25 bil-$1.75 bil 0.64% $1.75 bil-$2.25 bil 0.62% Over $2.25 bil 0.60%	Delaware VIP Government Cash Management Series	Above $0 0.45%

Foresters Financial

VOTING INSTRUCTION CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES IN WHICH YOU HAVE INVESTED THROUGH YOUR VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE POLICY. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE JOINT PROXY STATEMENT.**

VOTING INSTRUCTION OPTIONS

1. **MAIL** your signed voting instruction card back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your *control number* found below

3. **PHONE** dial toll-free 888-227-9349 to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free 888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

{FUND NAME MERGE}

'he undersigned, the owner of a variable annuity contract or variable life policy issued by First Investors Life Insurance Company ("FIL") whos ccount value is invested in shares of the above referenced fund First Investors Life Insurance Company ("Fund"), a series of First Investors Lif eries Funds, hereby instructs FIL to vote on behalf of the undersigned, shares of the Fund corresponding to the undersigned's unit interests a he Joint Special Meeting of Shareholders of the Fund to be held at 40 Wall Street, New York, New York 10005, on October 1, 2019 at 9 a.m. astern Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Joint Special Meeting o hareholders and accompanying Joint Proxy Statement/Prospectus.

'his proxy is solicited on behalf of the Fund's Board, and the Proposal (set forth on the reverse side of this proxy card) has been unanimousl pproved by the Board and recommended for approval by shareholders. The shares represented by this voting instruction card will be voted a nstructed. If you sign the voting instruction card without marking any box, the shares represented by this voting instruction card will be vote FOR" the proposal specified below. **This voting instruction card also grants discretionary power to vote upon such other business as ma roperly come before the Meeting. This voting instruction card is being solicited by FIL as a shareholder of the Fund.**

'LEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED NVELOPE.

MPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER , 2019. The Notice of Joint Special Meeting of Shareholders and the Joint Proxy Statement/Prospectus are also available at ttps://www.proxyonline.com/docs/FirstInvestors. If you have any questions about this voting instruction card or the Joint Special Meeting of hareholders, please call toll-free 888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time.

VOTING INSTRUCTION CARD

{FUND NAME MERGE}

'OUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE :OUNTED. Please sign exactly as your name(s) appear(s) on the 'oting instruction card. Joint owners should each sign personally. 'rustees and other fiduciaries should indicate the capacity in vhich they sign, and where more than one name appears, a najority must sign. If a corporation, the signature should be that f an authorized officer who should state his or her title. By signing his voting instruction card, you acknowledge that you have eceived the Joint Proxy Statement/Prospectus that the card ccompanies.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

'O VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:		FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of the Fund into a corresponding, newly formed fund in the Delaware Funds by Macquarie family of funds as set forth below (the "Acquiring Fund"), including: (i) the transfer of all assets of the Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Fund, (ii) the distribution of shares of the Acquiring Fund pro rata to shareholders of the Fund in complete liquidation of the Fund; and (iii) the cancellation of the outstanding shares of the Fund (all of the foregoing being referred to as the "Reorganization").				
First Investors Fund	**Delaware Funds by Macquarie Fund**			
First Investors Life Series ABC Fund	Delaware VIP ABC Series	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

'LEASE VOTE ALL YOUR CARDS IF YOU RECEIVED MORE THAN ONE CARD DUE TO MULTIPLE INVESTMENTS IN MULTIPLE FUNDS. IEMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED IND DATED.

THANK YOU FOR VOTING

Part B
STATEMENT OF ADDITIONAL INFORMATION
July 26, 2019

Registration Statement on Form N-14 Filed by:

Delaware VIP Trust

2005 Market Street
Philadelphia, PA
(800) 362-7500

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 26, 2019 (the “Joint Proxy Statement/Prospectus”) relating to the proposed reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”) of each fund identified below under the heading “First Investors Life Series Funds”, each a series of First Investors Life Series Funds (each, a “Life Series Fund” and collectively, the “Life Series Funds”), into a corresponding, newly formed series identified below under the heading “Acquiring Funds”, each a series of Delaware VIP Trust (each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”).
This SAI relates specifically to the Joint Special Meeting of Shareholders to be held on October 1, 2019 for each of the Life Series Funds listed below:
LIFE SERIES FUNDS	ACQUIRING FUNDS
First Investors Life Series Covered Call Strategy Fund	Delaware VIP Covered Call Strategy Series
First Investors Life Series Equity Income Fund	Delaware VIP Equity Income Series
First Investors Life Series Fund For Income	Delaware VIP Fund for Income Series
First Investors Life Series Government Cash Management Fund	Delaware VIP Government Cash Management Series
First Investors Life Series Growth & Income Fund	Delaware VIP Growth and Income Series
First Investors Life Series International Fund	Delaware VIP International Series
First Investors Life Series Investment Grade Fund	Delaware VIP Investment Grade Series
First Investors Life Series Limited Duration Bond Fund	Delaware VIP Limited Duration Bond Series
First Investors Life Series Opportunity Fund	Delaware VIP Opportunity Series
First Investors Life Series Select Growth Fund	Delaware VIP Growth Equity Series
First Investors Life Series Special Situations Fund	Delaware VIP Special Situations Series
First Investors Life Series Total Return Fund	Delaware VIP Total Return Series

Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by writing to or calling your insurance company which holds your variable annuity contract or variable life insurance policy.  You can also access this information at www.foresters.com.

Table of Contents

Page
General Information	3
Incorporation by Reference	3

General Information

This SAI relates to the acquisition of the assets and liabilities of each Life Series Fund listed below by a corresponding Acquiring Fund.  Each Acquiring Fund is a series of Delaware VIP Trust. Each Life Series Fund listed below is a series of First Investors Life Series Funds. Further information is included in the Joint Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

Life Series Funds	Acquiring Funds
First Investors Life Series Covered Call Strategy Fund	Delaware VIP Covered Call Strategy Series
First Investors Life Series Equity Income Fund	Delaware VIP Equity Income Series
First Investors Life Series Fund For Income	Delaware VIP Fund for Income Series
First Investors Life Series Government Cash Management Fund	Delaware VIP Government Cash Management Series
First Investors Life Series Growth & Income Fund	Delaware VIP Growth and Income Series
First Investors Life Series International Fund	Delaware VIP International Series
First Investors Life Series Investment Grade Fund	Delaware VIP Investment Grade Series
First Investors Life Series Limited Duration Bond Fund	Delaware VIP Limited Duration Bond Series
First Investors Life Series Opportunity Fund	Delaware VIP Opportunity Series
First Investors Life Series Select Growth Fund	Delaware VIP Growth Equity Series
First Investors Life Series Special Situations Fund	Delaware VIP Special Situations Series
First Investors Life Series Total Return Fund	Delaware VIP Total Return Series

Incorporation of Documents by Reference

Because each Acquiring Fund was newly created for purposes of this transaction, no Acquiring Fund has published an annual or semi-annual report to shareholders. Pro forma financial statements are not presented for the Reorganizations of each Life Series Fund into the corresponding Acquiring Fund because each Acquiring Fund is a newly created shell series of Delaware VIP Trust with no assets or liabilities that will commence operations upon the closing of the respective Reorganization and continue the operations of the corresponding Life Series Fund.  Each Life Series Fund shall be the accounting and performance survivor in the Reorganization, with the result that the corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Life Series Fund.  This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:
1.	Statement of Additional Information for the Life Series Funds dated May 1, 2019 (filed via EDGAR on April 29, 2019, Accession No. 0000898432-19-000741).
2.
Supplement dated May 1, 2019 to the Statement of Additional Information for the First Investors Life Series Funds dated May 1, 2019 (filed via EDGAR on May 31, 2019, Accession No. 0000898432-19-000794).

3.	Statement of Additional Information for the Delaware VIP Trust dated July 19, 2019 (filed via EDGAR on July 19, 2019, Accession No. 0001206774-19-002083).
4.
The audited financial statements and related report of the independent public accounting firm included in the Life Series Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2018 (filed via EDGAR on March 8, 2019, Accession No. 0000770906-19-000002) and Semi-Annual Report for the period ended June 30, 2018 (filed via EDGAR on September 7, 2018, Accession No. 0000770906-18-000017 and amended on November 15, 2018, Accession No. 0000898432-18-001157).